                                                                      Exhibit 99

[LOGO] Banc of America Securities LLC
--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Funding Corporation

Mortgage Pass-Through Certificates, Series 2005-B $932,135,000 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1, 3-A-2 and 3-A-3 (Offered Certificates)

Bank of America, N.A.

Seller

Bank of America, N.A.
GreenPoint Mortgage Funding, Inc.
National City Mortgage Company

Servicers

March 9, 2005

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities LLC      Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                $932,135,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                   Certificate
                              WAL (Yrs)         Last Scheduled       Interest  Expected Credit
             Principal    (Roll/(3)//Call/  Prin Pmt (Mths) (Roll/     Rate      Enhancement     Expected
  Class   Balance $/(1)/      Mat)/(2)/       (3)//Call/Mat)/(2)/   Type/(10)/      /(11)/       Ratings         Tranche Type
---------------------------------------------------------------------------------------------------------------------------------
  1-A-1      97,434,000  1.88 / 2.92 / 3.22      36 / 94 / 360           (4)         6.50%     AAA/Aaa/(12)/ Senior - Passthrough
---------------------------------------------------------------------------------------------------------------------------------
  1-A-R             100             Information Not Provided Herein                  6.50%         AAA             Residual
---------------------------------------------------------------------------------------------------------------------------------
  2-A-1     121,500,000  2.50 / 2.92 / 3.20      60 / 94 / 360           (5)         6.50%     AAA/Aaa/(12)/ Senior - Passthrough
---------------------------------------------------------------------------------------------------------------------------------
  C-B-1       4,683,000                                                              4.50%           AA           Subordinate
------------------------                                                       --------------------------------------------------
  C-B-2       3,630,000                                                              2.95%           A            Subordinate
------------------------                                                       --------------------------------------------------
  C-B-3       2,810,000             Information Not Provided Herein                  1.75%          BBB           Subordinate
------------------------                                                       --------------------------------------------------
  C-B-4       2,341,000                                                              0.75%           BB           Subordinate
------------------------                                                       --------------------------------------------------
  C-B-5         937,000                                                              0.35%           B            Subordinate
------------------------                                                       --------------------------------------------------
  C-B-6         819,892                                                              0.00%           NR           Subordinate
---------------------------------------------------------------------------------------------------------------------------------
3-A-1(13)   431,286,000    NA / 2.89 / 3.15      NA / 96 / 208        (6)(7)         9.75%     AAA/Aaa/(12)/   Senior - Floater
---------------------------------------------------------------------------------------------------------------------------------
3-A-2(13)   210,594,000    NA / 2.89 / 3.16      NA / 96 / 209        (6)(8)         9.75%     AAA/Aaa/(12)/   Senior - Floater
---------------------------------------------------------------------------------------------------------------------------------
3-A-3(14)    71,321,000    NA / 2.89 / 3.15      NA / 96 / 209        (6)(9)         9.75%     AAA/Aaa/(12)/   Senior - Floater
---------------------------------------------------------------------------------------------------------------------------------
  3-M-1      47,415,000                                                              3.75%         AA/Aa2     Mezzanine - Floater
------------------------                                                       --------------------------------------------------
  3-M-2      13,039,000                                                              2.10%          A/A2      Mezzanine - Floater
------------------------                                                       --------------------------------------------------
  3-B-1       4,742,000             Information Not Provided Herein                  1.50%        BBB/Baa2    Subordinate Floater
------------------------                                                       --------------------------------------------------
  3-B-2       3,951,000                                                              1.00%       BBB-/Baa3    Subordinate Floater
------------------------                                                       --------------------------------------------------
  3-B-3       3,952,000                                                              0.50%         BB/Ba2     Subordinate Floater
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ The Certificate sizes are approximate and are subject to a +/- 5% variance.

/(2)/ The WAL and Last Scheduled Principal Payment to Roll for the Class 1-A-1 and Class 2-A-1 Certificates are shown to 25% CPB. The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates are shown to 25% CPR.

/(3)/ "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).

/(4)/ For each Distribution Date occurring prior to and including February 2008, the Class 1-A-1 Certificates will have an interest rate equal to the weighted average of the Net Mortgage Interest Rates on the Group 1 Mortgage
     Loans minus [   ]%. The interest rate with respect to the first interest
                  ---
     accrual period is expected to be approximately [   ]%. For each
                                                     ---
     Distribution Date occurring after February 2008, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to and including February 2010, the Class 2-A-1 Certificates will have an interest rate equal to the weighted average of the Net Mortgage Interest Rates on the Group 2 Mortgage
     Loans minus [   ]%. The interest rate with respect to the first interest
                  ---
     accrual period is expected to be approximately [   ]%. For each
                                                     ---
     Distribution Date occurring after February 2010, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ The Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates will have
     interest rates equal to one month LIBOR plus a margin of [   ]%, [   ]%
                                                               ---     ---
     and [   ]%, respectively. The interest rates with respect to the first
          ---
     interest accrual period are expected to be approximately [   ]%, [   ]% and
                                                               ---     ---
     [   ]%, respectively. The margins on the Class 3-A-1, Class 3-A-2 and Class
      ---
     3-A-3 Certificates will double their original margins after the Optional Termination Date.

/(7)/ The interest rate on the Class 3-A-1 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the conforming balance portion of the Group 3 Mortgage Loans and (b) 11.00%.

/(8)/ The interest rates on the Class 3-A-2 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the non-conforming balance portion of the Group 3 Mortgage Loans and (b) 11.00%.

/(9)/ The interest rates on each component of the Class 3-A-3 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the related portion of Group 3 Mortgage Loans and (b) 11.00%.

/(10)/ The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

/(11)/ The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities LLC      Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                $932,135,000 (approximate)
--------------------------------------------------------------------------------

/(12)/ The Class 1-A-1, 2-A-1, 3-A-1, 3-A-2 and 3-A-3 Certificates are expected to be rated AAA, or its equivalent, by at least two of Standard & Poor's, Moody's and/or Fitch.

/(13)/ The Class 3-A-1 and 3-A-2 Certificates are Super Senior Certificates.

/(14)/ The Class 3-A-3 Certificates are Super Senior Support Certificates.

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Funding 2005-B Trust
                                 Mortgage Pass-Through Certificates, Series
                                 2005-B

Lead Manager (Book Runner):      Banc of America Securities LLC

Seller:                          Bank of America, N.A.

Servicers:                       Bank of America, N.A., GreenPoint Mortgage
                                 Funding, Inc. and National City Mortgage
                                 Company (each a "Servicer")

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Standard & Poor's, Moody's Investors Service,
                                 Inc. and/or Fitch Ratings will rate the
                                 Offered Certificates.

Offered Size:                    $932,135,000

Securities Offered:              $ 97,434,000   Class 1-A-1 Certificates
                                 $121,500,000   Class 2-A-1 Certificates
                                 $431,286,000   Class 3-A-1 Certificates
                                 $210,594,000   Class 3-A-2 Certificates
                                 $ 71,321,000   Class 3-A-3 Certificates

Expected Closing Date:           March 30, 2005

Collection Period:               The 2nd day of each month through the 1st day
                                 of the following month.

Distribution Date:               20th of each month, or the next succeeding
                                 business day (First Distribution Date:
                                 April 20, 2005)

Cut-off Date:                    March 1, 2005

Class A Certificates:            Class 1-A-1, 2-A-1, 3-A-1, 3-A-2, 3-A-3 and
                                 1-A-R Certificates (the "Class ACertificates").

Subordinate Certificates:        Class CB-1, CB-2, CB-3, CB-4, CB-5, CB-6,
                                 3-M-1, 3-M-2, 3-B-1, 3-B-2, 3-B-3 and 3-CE
                                 Certificates (the "Subordinate Certificates").
                                 The Subordinate Certificates are not offered hereunder.

Day Count:                       With respect to Groups 1 and 2, 30/360 and with
                                 respect to the Group 3, actual/360.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Group 1, 2 and 3 Pricing
Speed:                           25% CPB or 25% CPR as applicable

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum       Incremental
Denominations:                           Form           Denominations   Denominations
------------------------------   --------------------   -------------   -------------
Offered Class A Certificates          Book Entry            $1,000            $1

SMMEA Eligibility:               The Class A Certificates are expected to
                                 constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 aggregate Principal Balance of the Group 1 and Group 2 Mortgage Loans declines to 10% or less of their aggregate Principal Balance as of the Cut-off Date. Any Distribution Date on or after which the aggregate Principal Balance of the Group 3 Mortgage Loans declines to 10% or less of their aggregate Principal Balance as of the Cut-off Date.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to a Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee
                                 ("Trustee Fee"). The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative
                                 Fee Rate") equal to the sum of the Servicing
                                 Fee Rate for such Mortgage Loan and the Trustee
                                 Fee Rate. The Trustee Fee Rate will be
                                 [0.0000%] per annum. The Servicing Fee Rate for all Loan Groups will range from [0.25% to 0.375%] per annum.

Compensating Interest:           The aggregate servicing fee payable to a
                                 Servicer for any month will be reduced by an amount equal to the aggregate prepayment interest shortfall for the Mortgage Loans serviced by such Servicer for such Distribution
                                 Date. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net WAC: As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Interest Accrual:                Interest will accrue on the Class 1-A-1 and
                                 Class 2-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution
                                 Date occurs (each, a "Regular Interest Accrual
                                 Period"). The initial Regular Interest Accrual
                                 Period will be deemed to have commenced on March 1, 2005. Interest will accrue on the Class 3-A-1, Class 3-A-2 and Class 3-A-3
                                 Certificates from the previous Distribution
                                 Date, or in the case of the first Distribution
                                 Date, from the Closing Date, through and including the day prior to the current
                                 Distribution Date (the "LIBOR Based Interest
                                 Accrual Period" and together with the Regular
                                 Interest Accrual Period, an "Interest Accrual
                                 Period"). Interest for Groups 1 and 2 will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest for Group 3 will be calculated on the basis of the actual number of days in the Interest
                                 Accrual Period and a 360-day year.

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group (other than Loan Group 3) will equal the sum of (a) the principal portion of each Monthly Payment, (b) the Stated
                                 Principal Balance, as of the date of
                                 repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor, the Seller or an Originator and the principal portion of any amount allocated to such Loan
                                 Group in connection with an optional
                                 termination, (c) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan
                                 Group that are not yet liquidated Mortgage
                                 Loans received during the calendar month preceding the month of such Distribution Date,
                                 (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage
                                 Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all full and partial principal prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution
Amount: The Senior Principal Distribution Amount for a Loan Group (other than Group 3) for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Distributions on Loan Group 1 and 2 Certificates
--------------------------------------------------------------------------------
Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group (other than Group 3) for any
                                 Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through
                                 (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and
                                 (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

Principal Distributions:         The Senior Principal Distribution Amount for
                                 Group 1 will generally be allocated first, to the Class 1-A-R Certificates and second, to the Class 1-A-1 Certificates, until their class balances have been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1
                                 Certificates, until their class balance has been reduced to zero. After the class balances of the Class A Certificates of Group 1 or Group
                                 2 have been reduced to zero, certain amounts otherwise payable to the Class CB Certificates may be paid to the Class A Certificates of the other crossed Group.

Senior Percentage:               The Senior Percentage for a Loan Group (other
                                 than Loan Group 3) on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan
                                 Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group
                                 (other than Loan Group 3) for any Distribution
                                 Date will equal 100% minus the Senior
                                 Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group (other than Loan Group 3) for any
                                 Distribution Date will equal 100% minus the
                                 Senior Prepayment Percentage for such Loan
                                 Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Distributions on Loan Group 1 and 2 Certificates (cont.)
--------------------------------------------------------------------------------
Senior Prepayment Percentage     For the following Distribution Dates, will be
of Loan Group 1 and 2            as follows:
Certificates:

                                 Distribution Date               Senior Prepayment Percentage
                                 -----------------------------   ------------------------------------------
                                 April 2005 through March 2012   100%;

                                 April 2012 through March 2013   the applicable Senior Percentage, plus 70%
                                                                 of the applicable Subordinate Percentage;

                                 April 2013 through March 2014   the applicable Senior Percentage, plus 60%
                                                                 of the applicable Subordinate Percentage;

                                 April 2014 through March 2015   the applicable Senior Percentage, plus 40%
                                                                 of the applicable Subordinate Percentage;

                                 April 2015 through March 2016   the applicable Senior Percentage, plus 20%
                                                                 of the applicable Subordinate Percentage;

                                 April 2016 and thereafter       the applicable Senior Percentage;
                                    provided, however,

                                 (i)  if on any Distribution Date the sum of the class balances of the
                                      Class A Certificates of Group 1 and Group 2 divided by the aggregate principal balance of Loan Group 1 and Loan Group 2 (the "Aggregate
                                      Senior Percentage") exceeds such percentage calculated as of the
                                      Closing Date, then the Senior Prepayment Percentage for each Loan
                                      Group for such Distribution Date will equal 100%.

                                 (ii) if on any Distribution Date prior to the April 2008 Distribution
                                      Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Class CB Certificates divided by the aggregate principal balance of Loan Group 1 and Loan
                                      Group 2 (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that
                                      Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for such Loan
                                      Group, and

                                 (iii)if on any Distribution Date on or after the April 2008 Distribution
                                      Date, prior to giving effect to any distributions, the Aggregate
                                      Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                      Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for such Loan Group.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Preliminary Credit Support for CB Crossed Groups
--------------------------------------------------------------------------------
The Class CB Certificates are cross-collateralized and provide credit support for the Group 1 and Group 2 Senior Certificates. The outstanding balances of the Class CB Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class CB Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                     Subordination of Class CB Certificates
                      ------------------------------------
                                     Class A
                             Credit Support [6.50%]
                      ------------------------------------
                                   Class CB-1
                             Credit Support [4.50%]
                      ------------------------------------
                                   Class CB-2
                             Credit Support [2.95%]                    Order of
Priority of           ------------------------------------               Loss
  Payment                          Class CB-3                         Allocation
                             Credit Support [1.75%]
                      ------------------------------------
                                   Class CB-4
                             Credit Support [0.75%]
                      ------------------------------------
                                   Class CB-5
                             Credit Support [0.35%]
                      ------------------------------------
                                   Class CB-6
                             Credit Support [0.00%]
                      ------------------------------------

--------------------------------------------------------------------------------
         Preliminary Priority of Distributions for the CB Crossed Groups
--------------------------------------------------------------------------------
Distributions to each Group and the related Class CB Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions

 ------------------------------------------------------------------------------
        First, to the Class A Certificates of each Group to pay Interest;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
       Second, to the Class A Certificates of each Group to pay Principal;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Third, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with
         Class CB-1 Certificates, until each class balance is zero; and
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
           Fourth, to the residual certificate, any remaining amounts.
 ------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Distributions on Group 3 Certificates
--------------------------------------------------------------------------------
Expected                         Prior to the Step Down Date approximately
Overcollateralization Target     [0.50%] of the Cut-off Date principal balance
Amount:                          of Loan Group 3. On and after the Step Down
                                 Date, if a Trigger Event has not occurred, the greater of [1.00]% of the aggregate principal balance of Loan Group 3 as of the last day of the Collection Period and [0.50]% of the Cut-off Date principal balance of Loan Group 3.
                                 If a Trigger Event has occurred, the Targeted
                                 Overcollateralization Amount for the last
                                 Distribution Date.

Overcollateralization Amount:    The Overcollateralization Amount is equal to
                                 the excess of the aggregate principal balance of the Group 3 Mortgage Loans over the aggregate class balance of the Group 3
                                 Certificates. On the Closing Date, the
                                 Overcollateralization Amount is expected to equal the Overcollateralization Target Amount.
                                 To the extent the Overcollateralization Amount is reduced below the Overcollateralization
                                 Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Overcollateralization Release    The Overcollateralization Release Amount means,
Amount:                          with respect to any Distribution Date on or
                                 after the Stepdown Date on which a Trigger
                                 Event is not in effect, the excess, if any, of
                                 (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the
                                 Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                 Amount for such Distribution Date.

Overcollateralization            As of any Distribution Date, the
Deficiency Amount:               Overcollateralization Deficiency Amount is the
                                 excess, if any, of (a) the
                                 Overcollateralization Target Amount for such
                                 Distribution Date over (b) the
                                 Overcollateralization Amount for such
                                 Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the
                                 Extra Principal Distribution Amount) on such
                                 Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution
                                 Date.

Available Funds:                 Available Funds will be equal to the sum of the
                                 following amounts with respect to the Mortgage
                                 Loans, net of amounts reimbursable or payable
                                 therefrom, including Administrative Fees,
                                 reimbursements for advances and servicing
                                 advances and reimbursable expenses: (i) the
                                 aggregate amount of monthly payments on the
                                 Mortgage Loans due during the related
                                 collection period and received by the Servicers
                                 on or prior to the related determination date,
                                 (ii) unscheduled payments in respect of the
                                 Mortgage Loans, including prepayments,
                                 insurance proceeds, net liquidation proceeds,
                                 condemnation proceeds, recoveries and proceeds
                                 from repurchases of and substitutions for such
                                 Mortgage Loans occurring during the prior
                                 calendar month, excluding prepayment charges,
                                 (iii) on the Distribution Date on which the
                                 optional clean-up call for the Group 3 Mortgage
                                 Loans and related trust property is exercised,
                                 the termination price and (iv) payments from
                                 the Servicers in connection with advances and
                                 Compensating Interest for such Distribution
                                 Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Distributions on Group 3 Certificates (cont.)
--------------------------------------------------------------------------------
Excess Cashflow:                 On each Distribution Date is equal to the sum
                                 of (x) any Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Group 3
                                 Certificates and (ii) the Group 3 Principal
                                 Distribution Amount remaining after principal distributions on the Group 3 Certificates.

Stepdown Date:                   The earlier to occur of (i) the Distribution
                                 Date on which the aggregate class balance of the Class 3-A-1, Class 3-A-2 and Class 3-A-3
                                 Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in April 2008 and (b) the first Distribution
                                 Date on which the Credit Enhancement Percentage is greater than or equal to double the Credit
                                 Enhancement Percentage as of the Closing Date.
                                 The Credit Enhancement Percentage is obtained by dividing (x) the sum of the aggregate class balance of Subordinate Certificates of Group 3 and the Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Pass-Through Rate:               The Pass-Through Rate for the Class 3-A-1 and
                                 Class 3-A-2 Certificates and Class 3-A-3
                                 Components is the lesser of (1) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin and (2) the lesser of (a) Net WAC Rate on the related portion of the Group 3 Mortgage Loans and (b)
                                 11.00%.

                                 On each Distribution Date after the Optional
                                 Termination Date, the certificate margin for the Class 3-A-1 and Class 3-A-2 Certificates and Class 3-A-3 Components will be 2 times the related initial certificate margin.

Net Mortgage Rate:               The Net Mortgage Rate for each Mortgage Loan is
                                 equal to the mortgage interest rate less the Administrative Fee Rate.

Net WAC Rate:                    The Net WAC Rate for the Group 3 Certificates
                                 and Components on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net Mortgage Rates of the related portion of the Group 3 Mortgage Loans.

Net WAC Rate Carryover Amount:   If, on any Distribution Date the Pass-Through
                                 Rate for the Group 3 Certificates or Components
                                 is limited by the related Net WAC Rate, the
                                 "Net WAC Rate Carryover Amount" for such class
                                 or Component is equal to the sum of (i) the
                                 excess of (a) the amount of interest that would
                                 have accrued on such class or Component based
                                 on the Pass-Through Rate calculated without
                                 regard to clause (2) of the definition of
                                 "Pass-Through Rate" over (b) the amount of
                                 interest actually accrued on such class or
                                 Component based on the related Net WAC Rate and
                                 (ii) the unpaid portion of any related Net WAC
                                 Rate Carryover Amount from any prior
                                 Distribution Dates together with accrued
                                 interest at the related Pass-Through Rate. Any
                                 Net WAC Rate Carryover Amount will be paid on
                                 such Distribution Date or future Distribution
                                 Dates to the extent of funds available.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Distributions on Group 3 Certificates (cont.)
--------------------------------------------------------------------------------
Trigger Event:                   A Trigger Event exists with respect to any
                                 Distribution Date on or after the Stepdown Date
                                 (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [TBD]% of the Credit Enhancement Percentage or
                                 (ii) if the Cumulative Realized Loss Percentage exceeds the value defined below for such Distribution Date:

                                    Distribution Dates     Cumulative Realized Loss Percentage
                                 -----------------------   -----------------------------------
                                 April 2008 - March 2009                  [TBD]%
                                 April 2009 - March 2010                  [TBD]%
                                 April 2010 - March 2011                  [TBD]%
                                   April 2011 and after                   [TBD]%

Yield Maintenance Agreement:     On the Closing Date, the Trustee will enter
                                 into Yield Maintenance Agreements with a
                                 counterparty (the "Counterparty") for the
                                 benefit of the Group 3 Certificates. In
                                 exchange for a fixed payment on the Closing
                                 Date, the Counterparty will be obligated to
                                 make monthly payments to the Trustee when
                                 one-month LIBOR exceeds the applicable strike
                                 rate. Such payments will be capped at their
                                 maximum amount when one-month LIBOR equals or
                                 exceeds a ceiling rate. Net WAC Rate Carryover
                                 Amounts to the extent not covered by clause
                                 (xix) of the excess cashflow distribution will
                                 be covered to the extent of payments received
                                 by the Trustee under the Yield Maintenance
                                 Agreements.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Distributions on Group 3 Certificates (cont.)
--------------------------------------------------------------------------------

Interest:

I. On each Distribution Date, the Group 3 Interest Remittance Amount from the Group 3 Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

     (i) to the holders of the Class 3-A-1 Certificates and conforming Class 3-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date; and

     (ii) to the holders of the Class 3-A-1 Certificates and conforming Class 3-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

II. On each Distribution Date, the Group 3 Interest Remittance Amount from the Group 3 Non-Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

     (i) to the holders of the Class 3-A-2 Certificates and non-conforming Class 3-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date; and

     (ii) to the holders of the Class 3-A-2 Certificates and non-conforming Class 3-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

III. On each Distribution Date, the Group 3 Interest Remittance Amount from the Group 3 Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

     (i) to the holders of the Class 3-A-2 Certificates and non-conforming Class 3-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date; and

     (ii) to the holders of the Class 3-A-2 Certificates and non-conforming Class 3-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

IV. On each Distribution Date, the Group 3 Interest Remittance Amount from the Group 3 Non-Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

     (i) to the holders of the Class 3-A-1 Certificates and conforming Class 3-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date; and

     (ii) to the holders of the Class 3-A-1 Certificates and conforming Class 3-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

V. On each Distribution Date, following the distributions made pursuant to clauses I through IV above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group 3 Interest Remittance Amount remaining undistributed for such Distribution Date:

     (i) to the holders of the Class 3-M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (ii) to the holders of the Class 3-M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (iii) to the holders of the Class 3-B-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (iv) to the holders of the Class 3-B-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (v) to the holders of the Class 3-B-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

     (vi) any remainder as described under "Excess Cashflow Distribution."

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Distributions on Group 3 Certificates (cont.)
--------------------------------------------------------------------------------

Principal:

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 3 Senior Principal Distribution Amount contributed from the Group 3 Conforming Balance Loans will be distributed to the holders of the Class 3-A-1 Certificates and conforming Class 3-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 3 Senior Principal Distribution Amount contributed from the Group 3 Non-Conforming Balance Loans will be distributed to the holders of the Class 3-A-2 Certificates and non-conforming Class 3-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

III. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 3 Senior Principal Distribution Amount contributed from the Group 3 Conforming Balance Loans will be distributed to the holders of the Class 3-A-2 Certificates and non-conforming Class 3-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

IV. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 3 Senior Principal Distribution Amount contributed from the Group 3 Non-Conforming Balance Loans will be distributed to the holders of the Class 3-A-1 Certificates and conforming Class 3-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

V. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group 3 Principal Distribution Amount remaining undistributed after I through IV above for such Distribution Date shall be made in the following amounts and order of priority:

     (i) to the Class 3-M-1 Certificates until the class balance is reduced to zero;

     (ii) to the Class 3-M-2 Certificates until the class balance is reduced to zero;

     (iii) to the Class 3-B-1 Certificates until the class balance is reduced to zero;

     (iv) to the Class 3-B-2 Certificates until the class balance is reduced to zero; and

     (v) to the Class 3-B-3 Certificates until the class balance is reduced to zero.

VI. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 3 Senior Principal Distribution Amount contributed from the Group 3 Conforming Balance Loans will be distributed to the holders of the Class 3-A-1 Certificates and conforming Class 3-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

VII. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 3 Senior Principal Distribution Amount contributed from the Group 3 Non-Conforming Balance Loans will be distributed to the holders of the Class 3-A-2 Certificates and non-conforming Class 3-A-3 Component, pro rata, until the class balance and component balance thereof have been reduced to zero.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Distributions on Group 3 Certificates (cont.)
--------------------------------------------------------------------------------
VIII. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 3 Senior Principal Distribution Amount contributed from the Conforming Balance Loans will be distributed to the holders of the Class 3-A-2 Certificates and non-conforming Class 3-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

IX. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 3 Senior Principal Distribution Amount contributed from the Non-Conforming Balance Loans will be distributed to the holders of the Class 3-A-1 Certificates and conforming Class 3-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

X. On each Distribution Date (a) on or after the Stepdown Date or (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group 3 Principal Distribution Amount remaining undistributed after VI through IX above for such Distribution Date shall be made in the following amounts and order of priority:

     (i) to the Class 3-M-1 Certificates up to the Class 3-M-1 Principal Distribution Amount until the class balance is reduced to zero;

     (ii) to the Class 3-M-2 Certificates up to the Class 3-M-2 Principal Distribution Amount until the class balance is reduced to zero;

     (iii) to the Class 3-B-1 Certificates up to the Class 3-B-1 Principal Distribution Amount until the class balance is reduced to zero;

     (iv) to the Class 3-B-2 Certificates up to the Class 3-B-2 Principal Distribution Amount until the class balance is reduced to zero; and

     (v) to the Class 3-B-3 Certificates up to the Class 3-B-3 Principal Distribution Amount until the class balance is reduced to zero.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Distributions on Group 3 Certificates (cont.)
--------------------------------------------------------------------------------
On each Distribution Date, any excess cashflow shall be paid as follows:

     (i) to the Class 3-A-1 and 3-A-2 Certificates and Class 3-A-3 Components, any remaining Accrued Certificate Interest or Accrued Component Interest, pro rata;

     (ii) to the Class 3-A-1 and 3-A-2 Certificates and Class 3-A-3 Components, any Unpaid Interest Shortfall Amounts, pro rata;

     (iii) to the Class 3-A-3 Components, any Allocated Realized Loss Amounts for the Class 3-A-3 Components, pro rata;

     (iv) to the Class 3-M-1 Certificates, any remaining Accrued Certificate Interest;

     (v)  to the Class 3-M-1 Certificates, any Unpaid Interest Shortfall
          Amounts;

     (vi) to the Class 3-M-1 Certificates, any allocated realized loss amounts for the Class 3-M-1 Certificates;

     (vii) to the Class 3-M-2 Certificates, any remaining Accrued Certificate Interest;

     (viii) to the Class 3-M-2 Certificates, any Unpaid Interest Shortfall Amounts;

     (ix) to the Class 3-M-2 Certificates, any allocated realized loss amounts for the Class 3-M-2 Certificates;

     (x) to the Class 3-B-1 Certificates, any remaining Accrued Certificate Interest;

     (xi) to the Class 3-B-1 Certificates, any Unpaid Interest Shortfall
          Amounts;

     (xii) to the Class 3-B-1 Certificates, any allocated realized loss amounts for the Class 3-B-1 Certificates;

     (xiii) to the Class 3-B-2 Certificates, any remaining Accrued Certificate Interest;

     (xiv) to the Class 3-B-2 Certificates, any Unpaid Interest Shortfall
          Amounts;

     (xv) to the Class 3-B-2 Certificates, any allocated realized loss amounts for the Class 3-B-2 Certificates;

     (xvi) to the Class 3-B-3 Certificates, any remaining Accrued Certificate Interest;

     (xvii) to the Class 3-B-3 Certificates, any Unpaid Interest Shortfall Amounts;

     (xviii) to the Class 3-B-3 Certificates, any allocated realized loss amounts for the Class 3-B-3 Certificates;

     (xix) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class 3-A-1, Class 3-A-2, Class 3-A-3, 3-M and 3-B Certificates to such certificates first to the Class 3-A-1 and 3-A-2 Certificates and Class 3-A-3 Components, pro rata, and second, sequentially, to the Class 3-M-1, Class 3-M-2, Class 3-B-1, Class 3-B-2 and Class 3-B-3 Certificates; and

     (xx) any remaining amounts as specified in the pooling and servicing agreement.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Group 3 Definitions
--------------------------------------------------------------------------------
Accrued Certificate Interest:    Accrued Certificate Interest for each class of
                                 Group 3 Certificates for each Distribution Date
                                 means an amount equal to the interest accrued
                                 during the related accrual period on the class
                                 balance of such class of Certificates, minus
                                 such class' interest percentage of shortfalls
                                 caused by the Relief Act or similar state laws
                                 for such Distribution Date.
--------------------------------------------------------------------------------
Accrued Component Interest:      Accrued Component Interest for each component
                                 of Class 3-A-3 Certificates for each
                                 Distribution Date means an amount equal to the
                                 interest accrued during the related accrual
                                 period on the component balance of such
                                 component minus such component's interest
                                 percentage of shortfalls caused by the Relief
                                 Act or similar state laws for such Distribution
                                 Date.
--------------------------------------------------------------------------------
Allocated Realized Loss Amount:  An Allocated Realized Loss Amount with respect to any class of the Class 3-M and 3-B
                                 Certificates or the Components and any
                                 Distribution Date is an amount equal to the sum
                                 of any Realized Loss allocated to that class of
                                 Certificates or Component on such Distribution
                                 Date and any Allocated Realized Loss Amount
                                 allocated to that class of Certificates or
                                 Component remaining unpaid from previous
                                 Distribution Dates.
--------------------------------------------------------------------------------
Class 3-M-1 Principal            The Class 3-M-1 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balances of the Class 3-A-1, 3-A-2
                                 and Class 3-A-3 Certificates (after taking into
                                 account the Group 3 Senior Principal
                                 Distribution Amount) and the Class 3-M-1
                                 Certificates immediately prior to such the
                                 Distribution Date over (y) the lesser of (A)
                                 product of (i) approximately [   ]% and (ii)
                                                               ---
                                 the aggregate principal balance of the Mortgage
                                 Loans in Loan Group 3 as of the last day of the
                                 related collection period and (B) the aggregate
                                 principal balance of the Mortgage Loans in Loan
                                 Group 3 as of the last day of the related
                                 collection period, minus the product of (x)
                                 [   ]% and (y) the Cut-off Date Principal
                                  ---
                                 Balance for Loan Group 3.
--------------------------------------------------------------------------------
Class 3-M-2 Principal            The Class 3-M-2 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balances of the Class 3-A-1, 3-A-2
                                 and Class 3-A-3 Certificates (after taking into
                                 account the Group 3 Senior Principal
                                 Distribution Amount), the Class 3-M-1
                                 Certificates (after taking into account the
                                 Class 3-M-1 Principal Distribution Amount) and
                                 the Class 3-M-2 Certificates immediately prior
                                 to such Distribution Date over (y) the lesser
                                 of (A) the product of (i) approximately [   ]%
                                                                          ---
                                 and (ii) the aggregate principal balance of the
                                 Mortgage Loans in Loan Group 3 as of the last
                                 day of the related collection period and (B)
                                 the aggregate principal balance of the Mortgage
                                 Loans in Loan Group 3 as of the last day of the
                                 related collection period, minus the product of
                                 (x) [   ]% and (y) the Cut-off Date Principal
                                      ---
                                 Balance for Loan Group 3.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------
                        Loan Group 3 Definitions (cont.)
--------------------------------------------------------------------------------
Class 3-B-1 Principal            The Class 3-B-1 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balance of the Class 3-A-1, 3-A-2
                                 and Class 3-A-3 Certificates (after taking into
                                 account the Group 3 Senior Principal
                                 Distribution Amount), the Class 3-M-1
                                 Certificates (after taking into account the
                                 Class 3-M-1 Principal Distribution Amount), the
                                 Class 3-M-2 Certificates (after taking into
                                 account the Class 3-M-2 Principal Distribution
                                 Amount) and the Class 3-B-1 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately [   ]% and (ii) the aggregate
                                                ---
                                 principal balance of the Group 3 Mortgage Loans
                                 as of the last day of the related collection
                                 period and (B) the aggregate principal balance
                                 of the Group 3 Mortgage Loans as of the last
                                 day of the related collection period, minus the
                                 product of (x) [   ]% and (y) the Cut-off Date
                                                 ---
                                 Principal Balance for Loan Group 3.
--------------------------------------------------------------------------------
Class 3-B-2 Principal            The Class 3-B-2 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balance of Class 3-A-1, 3-A-2 and
                                 Class 3-A-3 Certificates (after taking into
                                 account the Group 3 Senior Principal
                                 Distribution Amount), the Class 3-M-1
                                 Certificates (after taking into account the
                                 Class 3-M-1 Principal Distribution Amount), the
                                 Class 3-M-2 Certificates (after taking into
                                 account the Class 3-M-2 Principal Distribution
                                 Amount), the Class 3-B-1 Certificates (after
                                 taking into account the Class 3-B-1 Principal
                                 Distribution Amount) and the Class 3-B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately [   ]% and
                                                                   ---
                                 (ii) the aggregate principal balance of the
                                 Group 3 Mortgage Loans as of the last day of
                                 the related collection period and (B) the
                                 aggregate principal balance of the Group 3
                                 Mortgage Loans as of the last day of the
                                 related collection period, minus the product of
                                 (x) [   ]% and (y) the Cut-off Date Principal
                                      ---
                                 Balance for Loan Group 3.
--------------------------------------------------------------------------------
Class 3-B-3 Principal            The Class 3-B-3 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balance of Class 3-A-1, 3-A-2 and
                                 Class 3-A-3 Certificates (after taking into
                                 account the Group 3 Senior Principal
                                 Distribution Amount), the Class 3-M-1
                                 Certificates (after taking into account the
                                 Class 3-M-1 Principal Distribution Amount), the
                                 Class 3-M-2 Certificates (after taking into
                                 account the Class 3-M-2 Principal Distribution
                                 Amount), the Class 3-B-1 Certificates (after
                                 taking into account the Class 3-B-1 Principal
                                 Distribution Amount) the Class 3-B-2
                                 Certificates (after taking into account the
                                 Class 3-B-2 Principal Distribution Amount) and
                                 the Class 3-B-3 Certificates immediately prior
                                 to such Distribution Date over (y) the lesser
                                 of (A) the product of (i) approximately [   ]%
                                                                          ---
                                 and (ii) the aggregate principal balance of the
                                 Group 3 Mortgage Loans as of the last day of
                                 the related collection period and (B) the
                                 aggregate principal balance of the Group 3
                                 Mortgage Loans as of the last day of the
                                 related collection period, minus the product of
                                 (x) [   ]% and (y) the Cut-off Date Principal
                                      ---
                                 Balance for Loan Group 3.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group 3 Definitions (cont.)
--------------------------------------------------------------------------------
Group 3 Principal Remittance     The Group 3 Principal Remittance Amount means
Amount:                          with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal
                                 collected or advanced on the Group 3 Mortgage
                                 Loans by the Servicers that were due during the
                                 related collection period and received by the
                                 related determination date, (ii) the principal
                                 portion of all partial and full principal
                                 prepayments of the Group 3 Mortgage Loans
                                 applied by the Servicers during the prior
                                 calendar month, (iii) the principal portion of
                                 all related Net Liquidation Proceeds and
                                 Insurance Proceeds, condemnation proceeds and
                                 recoveries received during the prior calendar
                                 month with respect to the Group 3 Mortgage
                                 Loans, (iv) that portion of the Purchase Price,
                                 representing principal of any repurchased or
                                 substituted Group 3 Mortgage Loans with respect
                                 to the prior calendar month, (v) the principal
                                 portion of any related substitution adjustments
                                 received during the prior calendar month with
                                 respect to the Group 3 Mortgage Loans and (vi)
                                 on the Distribution Date on which the optional
                                 clean-up call for the Group 3 Mortgage Loans
                                 and related trust property is exercised, the
                                 principal portion of the termination price.
--------------------------------------------------------------------------------
Group 3 Principal Distribution   The Group 3 Principal Distribution Amount is
Amount:                          the sum of the Group 3 Principal Remittance
                                 Amount (minus the Overcollateralization Release
                                 Amount, if any) and the Extra Principal
                                 Distribution Amount, if any.
--------------------------------------------------------------------------------
Extra Principal Distribution     The Extra Principal Distribution Amount with
Amount:                          respect to any Distribution Date is the lesser
                                 of (x) the excess interest for such
                                 Distribution Date and (y) the
                                 Overcollateralization Deficiency Amount for
                                 such Distribution Date.
--------------------------------------------------------------------------------
Group 3 Interest Remittance      The Group 3 Interest Remittance Amount means as
Amount:                          of any Distribution Date, the sum, without
                                 duplication, of (i) all interest collected or
                                 advanced with respect to the payment due on the
                                 Group 3 Mortgage Loans on the due date of the
                                 calendar month in which such Distribution Date
                                 occurs and received by the Servicers on or
                                 prior to the related determination date for
                                 such Distribution Date (less the Administrative
                                 Fees for such Mortgage Loans and certain
                                 reimbursable amounts, expenses and indemnities
                                 pursuant to the pooling and servicing
                                 agreement), (ii) all compensating interest paid
                                 by the Servicers for such Distribution Date
                                 with respect to the Group 3 Mortgage Loans,
                                 (iii) the portion of any payment in connection
                                 with any principal prepayment, substitution,
                                 Purchase Price, the optional clean-up call for
                                 the Group 3 Mortgage Loans, liquidation
                                 proceeds (net of certain expenses) or insurance
                                 proceeds relating to interest with respect to
                                 the Group 3 Mortgage Loans received during the
                                 prior calendar month and (iv) any reimbursement
                                 amounts received with respect to the Group 3
                                 Mortgage Loans during the prior calendar month.
--------------------------------------------------------------------------------
Group 3 Senior Principal         Group 3 Senior Principal Distribution Amount
Distribution Amount:             means as of any Distribution Date (i) before
                                 the Stepdown Date or as to which a Trigger
                                 Event is in effect, the lesser of (a) the class
                                 balances of the Class 3-A-1, 3-A-2 and Class
                                 3-A-3 Certificates immediately prior to such
                                 Distribution Date and (b) the Group 3 Principal
                                 Distribution Amount and (ii) on or after the
                                 Stepdown Date and as long as a Trigger Event is
                                 not in effect, the excess of (a) the class
                                 balances of the Class 3-A-1, 3-A-2 and Class
                                 3-A-3 Certificates immediately prior to such
                                 Distribution Date over (b) the lesser of (x)
                                 the product of (1) approximately [   ]% and (2)
                                                                   ---
                                 the aggregate Principal Balance of the Group 3
                                 Mortgage Loans as of the last day of the
                                 related Collection Period and (y) the aggregate
                                 Principal Balance of the Group 3 Mortgage Loans
                                 as of the last day of the related Collection
                                 Period minus the product of (1) [   ]% and (2)
                                                                  ---
                                 the aggregate Principal Balance of the Group 3
                                 Mortgage Loans on the Cut-off Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 3 Definitions (cont.)
--------------------------------------------------------------------------------
Unpaid Interest Shortfall        The Unpaid Interest Shortfall Amount means (i)
Amount:                          for the Group 3 Certificates and each component
                                 of the Class 3-A-3 Certificates and the first
                                 Distribution Date, zero, and (ii) with respect
                                 to the Group 3 Certificates and each component
                                 of the Class 3-A-3 Certificates and any
                                 Distribution Date after the first Distribution
                                 Date, the amount, if any, by which (a) the sum
                                 of (1) Accrued Certificate Interest or Accrued
                                 Component Interest for such class or component
                                 for the immediately preceding Distribution Date
                                 and (2) the outstanding Unpaid Interest
                                 Shortfall Amount, if any, for such class or
                                 component for such preceding Distribution Date
                                 exceeds (b) the aggregate amount distributed on
                                 such class or component in respect of interest
                                 on such preceding Distribution Date, plus
                                 interest on the amount of interest due but not
                                 paid on the Certificates of such class or
                                 component on such preceding Distribution Date,
                                 to the extent permitted by law, at the
                                 Pass-Through Rate for such class or component
                                 for the related accrual period.
--------------------------------------------------------------------------------
Realized Losses:                 A Realized Loss is (i) as to any Group 3
                                 Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Group 3 Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Group
                                 3 Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Group 3 Mortgage
                                 Loan and (iii) a reduction in the monthly payment resulting from a bankruptcy proceeding.

                                 All Realized Losses on the Group 3 Mortgage
                                 Loans will be allocated on each Distribution
                                 Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class 3-B-3 Certificates, fourth to the Class 3-B-2 Certificates, fifth to the Class 3-B-1 Certificates, sixth to the Class 3-M-2 Certificates and seventh to the Class 3-M-1 Certificates. Any Realized Losses from the Conforming Loans occurring after the Class 3-M-1 Certificates have been reduced to zero will be allocated to the conforming Class 3-A-3 component. Any Realized Losses from the Non-Conforming Loans occurring after the Class 3-M-1 Certificates have been reduced to zero will be allocated to the non-conforming Class 3-A-3 component. An allocation of any Realized Losses to a 3-A-3, 3-M and 3-B Certificates on any Distribution Date will be made by reducing the class balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class 3-A-1 and Class 3-A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class 3-A-1 and Class 3-A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities         Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

                         Group 3 Cap Corridor Schedules

                Class 3-A-1              Class 3-A-2             Class 3-A-3
           ---------------------   ----------------------   --------------------
               Class        Cap        Class        Cap        Class        Cap
  Date        Balance     Strike      Balance      Strike     Balance     Strike
--------------------------------------------------------------------------------
04/20/05   $422,388,179    5.70    $206,264,654      5.69   $69,851,294    5.63
05/20/05    413,655,530    5.51     202,015,474      5.50    68,408,849    5.44
06/20/05    405,085,003    5.70     197,844,981      5.69    66,993,160    5.63
07/20/05    396,673,594    5.51     193,751,721      5.50    65,603,733    5.44
08/20/05    388,418,355    5.51     189,734,266      5.50    64,240,081    5.44
09/20/05    380,316,393    5.70     185,791,213      5.69    62,901,727    5.63
10/20/05    372,364,868    5.51     181,921,186      5.50    61,588,203    5.44
11/20/05    364,560,994    5.70     178,122,835      5.69    60,299,049    5.63
12/20/05    356,902,033    5.51     174,394,835      5.50    59,033,813    5.44
01/20/06    349,385,302    5.51     170,318,053      5.50    57,745,627    5.44
02/20/06    340,576,238    6.13     164,922,924      6.12    56,167,359    6.06
03/20/06    333,364,400    5.52     161,442,135      5.51    54,979,273    5.45
04/20/06    326,286,480    5.71     158,025,783      5.70    53,813,226    5.64
05/20/06    319,339,999    5.52     154,672,676      5.51    52,668,811    5.45
06/20/06    312,522,520    5.71     151,381,647      5.70    51,545,628    5.64
07/20/06    305,831,653    5.52     148,151,547      5.51    50,443,283    5.45
08/20/06    299,265,052    5.52     144,981,249      5.51    49,361,390    5.45
09/20/06    292,820,414    5.71     141,869,648      5.70    48,299,571    5.64
10/20/06    286,495,480    5.52     138,815,659      5.51    47,257,454    5.45
11/20/06    280,288,031    5.71     135,818,217      5.70    46,234,674    5.64
12/20/06    274,195,889    5.52     132,876,275      5.51    45,230,873    5.45
01/20/07    268,216,918    5.52     129,988,808      5.51    44,245,700    5.45
02/20/07    262,349,020    6.13     127,154,809      6.12    43,278,809    6.06
03/20/07    256,590,137    5.52     124,373,288      5.51    42,329,862    5.45
04/20/07    250,938,248    5.71     121,643,276      5.70    41,398,526    5.64
05/20/07    245,391,370    5.52     118,963,819      5.51    40,484,476    5.45
06/20/07    239,836,700    5.71     116,333,984      5.70    39,575,074    5.64
07/20/07    234,496,083    5.52     113,752,852      5.51    38,694,867    5.45
08/20/07    229,254,706    5.52     111,219,522      5.51    37,830,999    5.45
09/20/07    224,020,677    5.71     108,184,436      5.70    36,912,195    5.64
10/20/07    218,080,847    5.52     105,082,619      5.51    35,907,553    5.45
11/20/07    211,692,291    5.71     100,934,400      5.70    34,736,782    5.64
12/20/07    200,868,639    5.53      94,260,700      5.52    32,792,602    5.46
01/20/08    150,369,701    5.58      65,926,335      5.57    24,033,218    5.51
02/20/08     69,212,302    6.02      35,527,918      6.01    11,637,968    5.95
03/20/08      6,718,350    5.70         901,359      5.69       846,642    5.63
04/20/08      6,718,350    5.89      901,358.93   5.88395       846,642    5.82

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities         Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

               Class 3-A-1             Class 3-A-2           Class 3-A-3
           -------------------   ----------------------   -----------------
              Class       Cap       Class         Cap      Class       Cap
  Date       Balance    Strike     Balance      Strike    Balance    Strike
---------------------------------------------------------------------------
05/20/08   $6,718,350    5.70    $901,358.93   5.686415   $846,642    5.63
06/20/08    6,718,350    5.89     901,358.93   5.883974    846,642    5.82
07/20/08    6,718,350    5.70     901,358.93   5.686438    846,642    5.63
08/20/08    6,718,350    5.70     901,358.93   5.686449    846,642    5.63
09/20/08    6,718,350    5.89     901,358.93    5.88401    846,642    5.82
10/20/08    6,718,350    5.70     901,358.93   5.686473    846,642    5.63
11/20/08    6,718,350    5.89     901,358.93   5.884034    846,642    5.82
12/20/08    6,718,350    5.70     901,358.93   5.686496    846,642    5.63
01/20/09    6,718,350    5.70     901,358.93   5.686508    846,642    5.63
02/20/09    6,718,350    6.33     901,358.93   6.321504    846,642    6.26
03/20/09    6,718,350    5.70     901,358.93   5.686532    846,642    5.63
04/20/09    6,718,350    5.89     901,358.93   5.884095    846,642    5.82
05/20/09    6,718,350    5.70     901,358.93   5.686556    846,642    5.63
06/20/09    6,718,350    5.89     901,358.93   5.883935    846,642    5.82
07/20/09    6,718,350    5.70     901,358.93   5.685969    846,642    5.63
08/20/09    6,718,350    5.70     901,358.93   5.685651    846,642    5.63
09/20/09    6,718,350    5.89     901,358.93   5.881513    846,642    5.82
10/20/09    6,718,350    5.69     901,358.93   5.684415    846,642    5.62
11/20/09    6,718,350    5.89     901,358.93   5.884266    846,642    5.82
12/20/09    6,718,350    5.69     901,358.93   5.683237    846,642    5.62
01/20/10    6,718,350    5.70     901,358.93    5.69398    846,642    5.63
02/20/10    6,718,350    6.30     901,358.93   6.285558    846,642    6.23
03/20/10           --                     --                    --

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities         Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

                Class 3-M-1            Class 3-M-2
           --------------------   --------------------
              Class        Cap       Class        Cap
  Date       Balance     Strike     Balance     Strike
------------------------------------------------------
04/20/05   $47,415,000    5.48    $13,039,000    5.18
05/20/05    47,415,000    5.29     13,039,000    4.99
06/20/05    47,415,000    5.48     13,039,000    5.18
07/20/05    47,415,000    5.29     13,039,000    4.99
08/20/05    47,415,000    5.29     13,039,000    4.99
09/20/05    47,415,000    5.48     13,039,000    5.18
10/20/05    47,415,000    5.29     13,039,000    4.99
11/20/05    47,415,000    5.48     13,039,000    5.18
12/20/05    47,415,000    5.29     13,039,000    4.99
01/20/06    47,415,000    5.29     13,039,000    4.99
02/20/06    47,415,000    5.91     13,039,000    5.61
03/20/06    47,415,000    5.30     13,039,000    5.00
04/20/06    47,415,000    5.49     13,039,000    5.19
05/20/06    47,415,000    5.30     13,039,000    5.00
06/20/06    47,415,000    5.49     13,039,000    5.19
07/20/06    47,415,000    5.30     13,039,000    5.00
08/20/06    47,415,000    5.30     13,039,000    5.00
09/20/06    47,415,000    5.49     13,039,000    5.19
10/20/06    47,415,000    5.30     13,039,000    5.00
11/20/06    47,415,000    5.49     13,039,000    5.19
12/20/06    47,415,000    5.30     13,039,000    5.00
01/20/07    47,415,000    5.30     13,039,000    5.00
02/20/07    47,415,000    5.91     13,039,000    5.61
03/20/07    47,415,000    5.30     13,039,000    5.00
04/20/07    47,415,000    5.49     13,039,000    5.19
05/20/07    47,415,000    5.30     13,039,000    5.00
06/20/07    47,415,000    5.49     13,039,000    5.19
07/20/07    47,415,000    5.30     13,039,000    5.00
08/20/07    47,415,000    5.30     13,039,000    5.00
09/20/07    47,415,000    5.49     13,039,000    5.19
10/20/07    47,415,000    5.30     13,039,000    5.00
11/20/07    47,415,000    5.49     13,039,000    5.19
12/20/07    47,415,000    5.31     13,039,000    5.01
01/20/08    47,415,000    5.36     13,039,000    5.06
02/20/08    47,415,000    5.80     13,039,000    5.50
03/20/08    47,415,000    5.48     13,039,000    5.18
04/20/08    47,415,000    5.67     13,039,000    5.37

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                $932,135,000 (approximate)
--------------------------------------------------------------------------------

                Class 3-M-1            Class 3-M-2
           --------------------   --------------------
              Class        Cap       Class        Cap
  Date       Balance     Strike     Balance     Strike
------------------------------------------------------
05/20/08   $47,415,000    5.48    $13,039,000    5.18
06/20/08    47,415,000    5.67     13,039,000    5.37
07/20/08    47,415,000    5.48     13,039,000    5.18
08/20/08    47,415,000    5.48     13,039,000    5.18
09/20/08    47,415,000    5.67     13,039,000    5.37
10/20/08    47,415,000    5.48     13,039,000    5.18
11/20/08    47,415,000    5.67     13,039,000    5.37
12/20/08    47,415,000    5.48     12,300,774    5.18
01/20/09    47,415,000    5.48     10,948,890    5.18
02/20/09    47,415,000    6.11      9,622,216    5.81
03/20/09    47,415,000    5.48      8,320,284    5.18
04/20/09    47,415,000    5.67      7,042,633    5.37
05/20/09    47,415,000    5.48      5,788,813    5.18
06/20/09    47,415,000    5.67      4,510,830    5.37
07/20/09    47,415,000    5.48      2,900,691    5.18
08/20/09    47,415,000    5.48      1,641,018    5.18
09/20/09    47,139,944    5.67        557,499    5.37
10/20/09    45,809,017    5.47        449,583    5.17
11/20/09    44,035,421    5.67        305,774    5.37
12/20/09    38,929,126    5.47             --
01/20/10    25,407,491    5.48
02/20/10     5,919,243    6.08
03/20/10            --

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                $932,135,000 (approximate)
--------------------------------------------------------------------------------

                Class 3-B-1        Class 3-B-2 & 3-B-3
           --------------------   --------------------
               Class       Cap       Class       Cap
  Date        Balance    Strike     Balance    Strike
-----------------------------------------------------
04/20/05    $4,742,000    4.63    $7,903,000    3.93
05/20/05     4,742,000    4.44     7,903,000    3.74
06/20/05     4,742,000    4.63     7,903,000    3.93
07/20/05     4,742,000    4.44     7,903,000    3.74
08/20/05     4,742,000    4.44     7,903,000    3.74
09/20/05     4,742,000    4.63     7,903,000    3.93
10/20/05     4,742,000    4.44     7,903,000    3.74
11/20/05     4,742,000    4.63     7,903,000    3.93
12/20/05     4,742,000    4.44     7,903,000    3.74
01/20/06     4,742,000    4.44     7,903,000    3.74
02/20/06     4,742,000    5.06     7,903,000    4.36
03/20/06     4,742,000    4.45     7,903,000    3.75
04/20/06     4,742,000    4.64     7,903,000    3.94
05/20/06     4,742,000    4.45     7,903,000    3.75
06/20/06     4,742,000    4.64     7,903,000    3.94
07/20/06     4,742,000    4.45     7,903,000    3.75
08/20/06     4,742,000    4.45     7,903,000    3.75
09/20/06     4,742,000    4.64     7,903,000    3.94
10/20/06     4,742,000    4.45     7,903,000    3.75
11/20/06     4,742,000    4.64     7,903,000    3.94
12/20/06     4,742,000    4.45     7,903,000    3.75
01/20/07     4,742,000    4.45     7,903,000    3.75
02/20/07     4,742,000    5.06     7,903,000    4.36
03/20/07     4,742,000    4.45     7,903,000    3.75
04/20/07     4,742,000    4.64     7,903,000    3.94
05/20/07     4,742,000    4.45     7,903,000    3.75
06/20/07     4,742,000    4.64     7,903,000    3.94
07/20/07     4,742,000    4.45     7,903,000    3.75
08/20/07     4,742,000    4.45     7,903,000    3.75
09/20/07     4,742,000    4.64     7,903,000    3.94
10/20/07     4,742,000    4.45     7,903,000    3.75
11/20/07     4,742,000    4.64     7,903,000    3.94
12/20/07     4,742,000    4.46     7,903,000    3.76
01/20/08     4,742,000    4.51     7,903,000    3.81
02/20/08     4,742,000    4.95     7,903,000    4.25
03/20/08     4,742,000    4.63     7,903,000    3.93
04/20/08     4,742,000    4.82     6,301,627    4.12

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                $932,135,000 (approximate)
--------------------------------------------------------------------------------

               Class 3-B-1        Class 3-B-2 & 3-B-3
           -------------------   --------------------
              Class       Cap       Class       Cap
  Date       Balance    Strike     Balance    Strike
----------------------------------------------------
05/20/08   $4,742,000    4.63    $4,730,099    3.93
06/20/08    4,742,000    4.82     3,187,862    4.12
07/20/08    4,742,000    4.63     1,674,372    3.93
08/20/08    4,742,000    4.63       189,095    3.93
09/20/08    3,473,506    4.82            --
10/20/08    2,043,091    4.63
11/20/08      639,346    4.82
12/20/08           --

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------
                        Collateral Group Characteristics
---------------------------------------------------------------------------
                                                 Group 3 - Non    Group 3 -
                   Group 1   Group 2   Group 3     Conforming    Conforming
---------------------------------------------------------------------------
% Of Pool          10.173%   12.685%   77.142%      25.309         51.833
---------------------------------------------------------------------------
Gross WAC           5.541%    5.399%    6.179%       6.143%         6.197%
---------------------------------------------------------------------------
Net WAC             5.289%    5.149%    5.927%       5.888%         5.946%
---------------------------------------------------------------------------
WA Rterm              359       359       359          359            359
---------------------------------------------------------------------------
Gross Margin        2.742%    2.336%    2.725%       2.690%         2.742%
---------------------------------------------------------------------------
Initial Cap         4.954%    5.000%    4.951%       4.879%         4.986%
---------------------------------------------------------------------------
Periodic Cap        1.015%    1.826%    1.050%       1.117%         1.017%
---------------------------------------------------------------------------
Max Rate           11.541%   10.402%   11.941%      11.896%        11.962%
---------------------------------------------------------------------------
Months to Roll         35        59        41           41             40
---------------------------------------------------------------------------
% California       26.931%   50.055%   31.594%      53.127%        21.080%
---------------------------------------------------------------------------
WA OLTV            76.570%   74.205%   77.981%      77.009%        78.456%
---------------------------------------------------------------------------
WA FICO               710       730       703          694            707
---------------------------------------------------------------------------
% Interest Only    59.266%   62.776%   81.775%      86.579%        79.429%
---------------------------------------------------------------------------
% PrePay Penalty    0.000%    0.000%   34.279%      21.815%        40.364%
---------------------------------------------------------------------------

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 1 Collateral Summary
--------------------------------------------------------------------------------
Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 1, 59.27% require only the payment of interest until the 37th or 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annuallyor semi-annually thereafter. All of the mortgage interest rates will be indexed to the One-Year CMT, One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR Index is the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.750% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

None of the Group 1 Mortgage Loans have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                           Collateral Summary    Range (if applicable)
                                                          --------------------   ---------------------
Total Outstanding Loan Balance                               $104,207,764.33
Total Number of Loans                                                    498
Average Loan Principal Balance                               $       209,253       $28,000 to $475,991
WA Gross Coupon                                                        5.541%          4.750% to 5.750%
WA FICO                                                                  710                620 to 809
WA Original Term                                                  360 months
WA Remaining Term                                                 359 months         350 to 360 months
WA OLTV                                                                76.57%          23.85% to 95.00%
WA Months to First or Next Rate Adjustment Date                    35 months           26 to 36 months
WA Gross Margin                                                        2.742%          2.250% to 2.750%
WA Rate Ceiling                                                       11.541%        10.750% to 11.750%
Geographic Concentration of Mortgaged Properties          CA           26.93%
(Top 5 States) based on the Aggregate Stated Principal    IL           19.35%
Balance                                                   NY            7.14%
                                                          VA            3.72%
                                                          NJ            3.66%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   295       $ 66,903,059.91        64.20%
Investor Property                   182         32,736,275.91        31.41
Second Home                          21          4,568,428.51         4.38
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             272       $ 56,192,998.33        53.92%
PUD Detached                         72         15,162,014.04        14.55
Condo - Low                          49          9,125,444.62         8.76
2-Family                             29          7,213,098.50         6.92
PUD Attached                         30          5,553,520.25         5.33
3-Family                             13          4,034,401.93         3.87
Condo - Mid                           8          1,839,718.36         1.77
SFR-Attached                          7          1,438,790.84         1.38
Condo - High                          6          1,318,556.90         1.27
4-Family                              6          1,222,931.77         1.17
Condominium                           3            660,000.00         0.63
Cooperative                           3            446,288.79         0.43
==============================================================================
Total:                              498       $104,207,764.33       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Purchase                            252       $ 51,915,143.28        49.82%
Refinance-Rate/Term                 127         27,106,074.07        26.01
Refinance-Cashout                   119         25,186,546.98        24.17
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33       100.00%
==============================================================================

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Arizona                              22       $  3,094,433.41         2.97%
California                          111         28,064,694.73        26.93
Colorado                             16          3,158,057.55         3.03
Connecticut                           4            624,411.38         0.60
District of Columbia                  2            489,000.00         0.47
Florida                              12          1,755,955.45         1.69
Georgia                              11          1,651,204.98         1.58
Idaho                                 3            272,740.00         0.26
Illinois                             96         20,169,208.91        19.35
Indiana                               2            289,895.59         0.28
Kansas                                2            584,000.00         0.56
Maine                                 1            199,711.27         0.19
Maryland                             12          2,548,975.50         2.45
Massachusetts                         9          2,520,264.88         2.42
Michigan                             11          1,356,976.31         1.30
Minnesota                            10          1,679,735.66         1.61
Missouri                              1             73,600.00         0.07
Montana                               1            359,274.50         0.34
Nevada                               14          3,110,634.55         2.99
New Hampshire                         6          1,235,811.40         1.19
New Jersey                           16          3,818,902.30         3.66
New Mexico                            2            235,746.16         0.23
New York                             30          7,437,086.75         7.14
North Carolina                       13          2,055,704.25         1.97
Ohio                                  6            707,000.08         0.68
Oklahoma                              1            205,784.91         0.20
Oregon                               13          2,674,796.70         2.57
Pennsylvania                          8          1,278,576.72         1.23
Rhode Island                          1            223,766.12         0.21
South Carolina                        4            905,495.79         0.87
Texas                                17          2,926,787.05         2.81
Utah                                 11          2,193,590.81         2.11
Virginia                             16          3,873,051.47         3.72
Washington                            9          1,813,447.21         1.74
Wisconsin                             3            342,834.68         0.33
Wyoming                               2            276,607.26         0.27
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, no more than approximately 0.97% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
0.01 - 50,000.00                      4       $    160,457.23         0.15%
50,000.01 - 100,000.00               45          3,498,024.15         3.36
100,000.01 - 150,000.00              90         11,578,218.82        11.11
150,000.01 - 200,000.00             100         17,644,015.32        16.93
200,000.01 - 250,000.00              98         21,888,528.00        21.00
250,000.01 - 300,000.00              75         20,495,874.86        19.67
300,000.01 - 350,000.00              63         20,206,121.80        19.39
350,000.01 - 400,000.00              17          6,125,033.57         5.88
400,000.01 - 450,000.00               5          2,135,500.00         2.05
450,000.01 - 500,000.00               1            475,990.58         0.46
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $209,253.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         2       $    239,879.60         0.23%
25.01 - 30.00                         2            283,000.00         0.27
35.01 - 40.00                         1            220,000.00         0.21
40.01 - 45.00                         4            329,457.23         0.32
45.01 - 50.00                         6          1,660,976.21         1.59
50.01 - 55.00                         8          1,619,548.95         1.55
55.01 - 60.00                         8          1,623,038.17         1.56
60.01 - 65.00                        15          3,239,996.94         3.11
65.01 - 70.00                        36          7,597,513.65         7.29
70.01 - 75.00                        31          6,564,219.11         6.30
75.01 - 80.00                       361         76,227,191.01        73.15
80.01 - 85.00                         4            644,287.01         0.62
85.01 - 90.00                        13          2,310,075.84         2.22
90.01 - 95.00                         7          1,648,580.61         1.58
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 76.57%.

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
Current Mortgage Interest         Mortgage     Balance as of    Pool Principal
Rates (%)                          Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
4.501 - 4.750                         2       $    405,289.45         0.39%
4.751 - 5.000                        20          3,999,164.64         3.84
5.001 - 5.250                        45          9,536,386.81         9.15
5.251 - 5.500                       171         36,009,389.92        34.56
5.501 - 5.750                       260         54,257,533.51        52.07
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 5.541% per annum.

                Gross Margins of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
2.001 - 2.500                         8       $  1,602,061.72        1.54%
2.501 - 3.000                       490        102,605,702.61       98.46
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33      100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Gross Margin of the Group 1
     Mortgage Loans is expected to be approximately 2.742% per annum.

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                $932,135,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
10.001 - 11.000                      22       $  4,404,454.09         4.23%
11.001 - 12.000                     476         99,803,310.24        95.77
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.347% per annum.

     First or Next Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
First or Next Rate                Mortgage     Balance as of    Pool Principal
Adjustment Date                    Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
May 1, 2007                           1       $     46,100.00         0.04%
August 1, 2007                        1             78,900.00         0.08
October 1, 2007                       6          1,207,872.67         1.16
November 1, 2007                      2            333,048.54         0.32
December 1, 2007                     53         10,100,489.51         9.69
January 1, 2008                     200         39,943,060.06        38.33
February 1, 2008                    145         31,722,843.55        30.44
March 1, 2008                        90         20,775,450.00        19.94
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
341 - 360                           498       $104,207,764.33       100.00%
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
801 - 850                             5       $  1,220,419.28         1.17%
751 - 800                            96         19,723,062.52        18.93
701 - 750                           200         40,780,661.64        39.13
651 - 700                           162         34,671,751.36        33.27
601 - 650                            34          7,532,569.53         7.23
= 0                                   1            279,300.00         0.27
------------------------------------------------------------------------------
Total:                              498       $104,207,764.33       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 2 Collateral Summary
--------------------------------------------------------------------------------
Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 2, 62.78% require only the payment of interest until the 61st or 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annuallyor semi-annually thereafter. All of the mortgage interest rates will be indexed to the One-Year CMT, One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR Index is the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.250% to 11.875%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

None of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           Collateral Summary    Range (if applicable)
                                                         ---------------------   ---------------------
Total Outstanding Loan Balance                                $129,947,228.33
Total Number of Loans                                                     403
Average Loan Principal Balance                                $       322,450    $44,800 to $1,497.934
WA Gross Coupon                                                         5.399%         4.250% to 5.875%
WA FICO                                                                   730               608 to 817
WA Original Term                                                   360 months
WA Remaining Term                                                  359 months        351 to 360 months
WA OLTV                                                                 74.20%         22.08% to 95.00%
WA Months to First or Next Rate Adjustment Date                      59 month          51 to 60 months
WA Gross Margin                                                         2.336%         2.250% to 2.750%
WA Rate Ceiling                                                        10.420%        9.250% to 11.875%
Geographic Concentration of Mortgaged Properties
(Top 5 States) based on the Aggregate Stated Principal
Balance                                                    CA           50.06%
                                                           FL           10.29%
                                                           VA            7.05%
                                                           NC            4.42%
                                                           SC            3.49%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities         Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   350       $115,048,923.87        88.54%
Second Home                          18          8,604,882.93         6.62
Investor Property                    35          6,293,421.53         4.84
------------------------------------------------------------------------------
Total:                              403       $129,947,228.33       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             226       $ 76,190,679.51        58.63%
PUD Detached                         69         23,870,912.70        18.37
Condominium                          50         15,946,468.38        12.27
PUD Attached                         24          4,465,055.34         3.44
2-Family                             16          4,388,296.02         3.38
3-Family                              3          1,579,123.38         1.22
4-Family                              2          1,246,612.49         0.96
SFR-Attached                          3            771,000.00         0.59
Condo - Low                           5            636,764.46         0.49
Townhouse                             2            459,749.71         0.35
Cooperative                           1            196,784.37         0.15
PUD                                   1            108,675.20         0.08
Condo - High                          1             87,106.77         0.07
------------------------------------------------------------------------------
Total:                              403       $129,947,228.33       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Purchase                            260       $ 81,985,767.98        63.09%
Refinance-Cashout                    86         27,995,191.30        21.54
Refinance-Rate/Term                  57         19,966,269.05        15.36
------------------------------------------------------------------------------
Total:                              403       $129,947,228.33       100.00%
==============================================================================

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities         Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Arizona                              17       $  2,958,353.97         2.28%
Arkansas                              1             94,588.82         0.07
California                          150         65,045,409.49        50.06
Colorado                              9          1,711,755.51         1.32
Connecticut                           5          1,367,730.84         1.05
Delaware                              3            858,431.09         0.66
District of Columbia                  1            399,200.00         0.31
Florida                              42         13,369,302.47        10.29
Georgia                              10          1,546,043.70         1.19
Hawaii                                1            520,000.00         0.40
Illinois                             14          2,772,019.85         2.13
Iowa                                  1             44,800.00         0.03
Maine                                 2            489,600.00         0.38
Maryland                             20          3,985,176.52         3.07
Massachusetts                         7          1,899,926.39         1.46
Michigan                              3            803,850.18         0.62
Minnesota                             4            937,082.22         0.72
Missouri                              5          1,001,949.80         0.77
Nevada                                5          1,232,941.84         0.95
New Hampshire                         1            244,000.00         0.19
New Jersey                            8          1,959,922.21         1.51
New York                              5          1,277,392.08         0.98
North Carolina                       21          5,742,695.92         4.42
Ohio                                  3            435,518.43         0.34
Oklahoma                              2            260,687.04         0.20
Oregon                                6          1,245,719.63         0.96
Pennsylvania                          2            475,508.67         0.37
Rhode Island                          1            194,933.00         0.15
South Carolina                       17          4,534,505.59         3.49
Tennessee                             1            276,500.00         0.21
Texas                                 6          1,307,781.16         1.01
Virginia                             21          9,165,957.43         7.05
Washington                            8          1,620,744.48         1.25
Wisconsin                             1            167,200.00         0.13
--------------------------------------------------------------------------
Total:                              403       $129,947,228.33       100.00%
==========================================================================

/(1)/ As of the Cut-off Date, no more than approximately 1.59% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities         Banc of America Funding Corp., 2005-B
                                            Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
0.01 - 50,000.00                      3       $    135,700.00         0.10%
50,000.01 - 100,000.00               24          2,112,189.92         1.63
100,000.01 - 150,000.00              62          7,775,399.00         5.98
150,000.01 - 200,000.00              68         12,018,287.72         9.25
200,000.01 - 250,000.00              50         11,346,259.13         8.73
250,000.01 - 300,000.00              35          9,711,714.37         7.47
300,000.01 - 350,000.00              31         10,107,258.81         7.78
350,000.01 - 400,000.00              29         10,842,468.60         8.34
400,000.01 - 450,000.00              21          8,925,542.53         6.87
450,000.01 - 500,000.00              20          9,757,318.97         7.51
500,000.01 - 550,000.00               9          4,713,479.64         3.63
550,000.01 - 600,000.00               7          4,054,204.00         3.12
600,000.01 - 650,000.00               6          3,832,331.72         2.95
650,000.01 - 700,000.00               4          2,685,597.59         2.07
700,000.01 - 750,000.00              10          7,276,848.00         5.60
800,000.01 - 850,000.00               3          2,443,500.00         1.88
850,000.01 - 900,000.00               3          2,616,789.00         2.01
900,000.01 - 950,000.00               2          1,838,750.00         1.41
950,000.01 - 1,000,000.00             9          8,879,100.00         6.83
1,000,000.01 - 1,500,000.00           7          8,874,489.33         6.83
------------------------------------------------------------------------------
Total:                              403       $129,947,228.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $322,450.

Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         1       $     85,000.00         0.07%
25.01 - 30.00                         2            509,650.00         0.39
30.01 - 35.00                         2            484,000.00         0.37
35.01 - 40.00                         3          1,186,388.00         0.91
40.01 - 45.00                         4            919,788.95         0.71
45.01 - 50.00                         6          2,384,311.38         1.83
50.01 - 55.00                         5          1,595,416.61         1.23
55.01 - 60.00                        13          3,787,925.95         2.91
60.01 - 65.00                        16          7,941,136.20         6.11
65.01 - 70.00                        33         13,863,841.94        10.67
70.01 - 75.00                        42         19,499,804.65        15.01
75.01 - 80.00                       267         75,825,586.08        58.35
85.01 - 90.00                         7          1,545,712.79         1.19
90.01 - 95.00                         2            318,665.78         0.25
------------------------------------------------------------------------------
Total:                              403       $129,947,228.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 74.20%.

Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
Current Mortgage Interest         Mortgage     Balance as of    Pool Principal
Rates (%)                          Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
4.001 - 4.250                         1       $  1,497,933.40         1.15%
4.251 - 4.500                         5          2,782,557.70         2.14
4.501 - 4.750                        12          5,456,754.00         4.20
4.751 - 5.000                        37         16,846,294.18        12.96
5.001 - 5.250                        53         20,086,609.22        15.46
5.251 - 5.500                       104         35,285,692.94        27.15
5.501 - 5.750                       105         26,593,719.69        20.47
5.751 - 6.000                        86         21,397,667.20        16.47
==============================================================================
Total:                              403       $129,947,228.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.399% per annum.

                Gross Margins of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
2.001 - 2.500                       303       $107,525,473.36       82.75%
2.501 - 3.000                       100         22,421,754.97       17.25
------------------------------------------------------------------------------
Total:                              403       $129,947,228.33      100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Gross Margin of the Group 2
     Mortgage Loans is expected to be approximately 2.336% per annum.

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                       55       $ 26,583,539.28        20.46%
10.001 - 11.000                     347        103,014,045.90        79.27
11.001 - 12.000                       1            349,643.15         0.27
------------------------------------------------------------------------------
Total:                              403       $129,947,228.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.402% per annum.

Banc of America Securities LLC                                                40
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

     First or Next Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
First or Next Rate                Mortgage     Balance as of    Pool Principal
Adjustment Date                    Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
June 1, 2009                          1       $    128,000.00         0.10%
August 1, 2009                        2            619,535.10         0.48
October 1, 2009                       2            780,252.92         0.60
November 1, 2009                      3            777,391.28         0.60
December 1, 2009                     19          3,660,725.94         2.82
January 1, 2010                      51         12,096,462.67         9.31
February 1, 2010                    141         48,348,297.42        37.21
March 1, 2010                       184         63,536,563.00        48.89
------------------------------------------------------------------------------
Total:                              403       $129,947,228.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
341 - 360                           403       $129,947,228.33       100.00%
------------------------------------------------------------------------------
Total:                              403       $129,947,228.33       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
801 - 850                             9       $  3,631,372.32         2.79%
751 - 800                           118         41,609,882.27        32.02
701 - 750                           146         45,082,786.95        34.69
651 - 700                           113         34,321,509.26        26.41
601 - 650                            17          5,301,677.53         4.08
------------------------------------------------------------------------------
Total:                              403       $129,947,228.33       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                41
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 3 Collateral Summary
--------------------------------------------------------------------------------
Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 1 to 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 3, 81.78% require only the payment of interest until the 37th to 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to the One-Year CMT, One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR Index is the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 5.875% to 14.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

Approximately 34.28% of the Group 3 Mortgage Loans have prepayment penalties.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                         Collateral Summary   Range (if applicable)
                                                         ------------------   ---------------------
Total Outstanding Loan Balance                             $790,251,271.91
Total Number of Loans                                                 3324
Average Loan Principal Balance                                    $237,741    $16,100 to $1,528,000
WA Gross Coupon                                                      6.179%         3.875% to 8.500%
WA FICO                                                                703               560 to 821
WA Original Term                                                360 months
WA Remaining Term                                               359 months        351 to 360 months
WA OLTV                                                              77.98%        22.62% to 103.00%
WA Months to First or Next Rate Adjustment Date                   41 month         10 to 120 months
WA Gross Margin                                                      2.725%         2.250% to 3.500%
WA Rate Ceiling                                                     11.941%        5.875% to 14.500%
Geographic Concentration of Mortgaged Properties         CA          31.59%
(Top 5 States) based on the Aggregate Stated Principal   IL           6.83%
Balance                                                  FL           5.90%
                                                         AZ           5.48%
                                                         NV           4.98%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                42
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Primary Residence                  1,424      $439,654,239.50        55.63%
Investor Property                  1,801       326,877,499.20        41.36
Second Home                           99        23,719,533.21         3.00
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Single Family Residence            1,591      $379,740,314.85        48.05%
PUD Detached                         560       140,731,938.46        17.81
2-Family                             240        65,747,404.00         8.32
Condo - Low                          353        61,204,634.40         7.74
4-Family                             136        39,349,267.22         4.98
3-Family                             121        37,233,478.66         4.71
PUD Attached                         150        28,841,684.23         3.65
Condo - High                          49        13,142,365.89         1.66
SFR-Attached                          69        10,028,403.73         1.27
Condominium                           18         5,425,271.91         0.69
Condo - Mid                           14         2,172,985.69         0.27
Condo - Site                           5         1,983,750.00         0.25
PUD                                    4         1,761,397.74         0.22
PUD - 4 units                          7         1,632,500.97         0.21
PUD - 2 units                          6         1,129,600.00         0.14
Cooperative                            1           126,274.16         0.02
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

Banc of America Securities LLC                                                43
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Purchase                           2,035      $459,506,327.88        58.15%
Refinance-Cashout                    729       198,106,508.44        25.07
Refinance-Rate/Term                  560       132,638,435.59        16.78
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

Banc of America Securities LLC                                                44
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-off Date         Balance
--------------------------------------------------------------------------------
Arizona                              234      $ 43,273,606.79         5.48%
Arkansas                               1            74,250.00         0.01
California                           678       249,673,640.44        31.59
Colorado                             133        23,908,815.02         3.03
Connecticut                           25         5,718,811.84         0.72
Delaware                               4           381,000.77         0.05
District of Columbia                  17         4,107,895.69         0.52
Florida                              256        46,609,444.74         5.90
Georgia                               99        14,887,518.60         1.88
Hawaii                                 2           278,400.00         0.04
Idaho                                 36         5,629,498.65         0.71
Illinois                             260        53,951,458.00         6.83
Indiana                               16         1,623,581.42         0.21
Iowa                                   2           172,700.00         0.02
Kansas                                 9           781,000.00         0.10
Kentucky                               2           210,195.68         0.03
Louisiana                              5           520,476.19         0.07
Maine                                  5           860,772.45         0.11
Maryland                              88        21,629,515.12         2.74
Massachusetts                        101        33,059,660.70         4.18
Michigan                              76        13,157,107.39         1.66
Minnesota                             61        11,783,402.20         1.49
Mississippi                            2           216,900.00         0.03
Missouri                              23         2,814,772.61         0.36
Montana                               14         2,629,820.55         0.33
Nebraska                              10           581,316.07         0.07
Nevada                               161        39,325,942.88         4.98
New Hampshire                          9         1,767,613.83         0.22
New Jersey                            91        27,584,210.10         3.49
New Mexico                            11         1,854,683.68         0.23
New York                             119        39,957,067.90         5.06
North Carolina                        55         7,001,849.50         0.89
Ohio                                  72         9,190,911.50         1.16
Oklahoma                               4           580,500.00         0.07
Oregon                               100        18,043,472.87         2.28
Pennsylvania                          47         8,078,490.04         1.02
Rhode Island                          13         2,481,531.32         0.31
South Carolina                        24         4,802,870.89         0.61
Tennessee                             12         1,333,898.51         0.17
Texas                                136        21,896,908.78         2.77
Utah                                  36         5,165,762.43         0.65
Vermont                                1           460,000.00         0.06
Virginia                             125        32,116,723.64         4.06
Washington                           136        27,912,268.09         3.53

Banc of America Securities LLC                                                45
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

West Virginia                          2           250,300.00         0.03
Wisconsin                              7         1,451,337.93         0.18
Wyoming                                4           459,367.10         0.06
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, no more than approximately 0.42% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
0.01 - 50,000.00                      42      $  1,639,080.01         0.21%
50,000.01 - 100,000.00               439        34,676,726.11         4.39
100,000.01 - 150,000.00              741        92,969,303.39        11.76
150,000.01 - 200,000.00              564        98,643,893.15        12.48
200,000.01 - 250,000.00              382        86,033,127.49        10.89
250,000.01 - 300,000.00              288        79,652,521.86        10.08
300,000.01 - 350,000.00              242        78,404,964.75         9.92
350,000.01 - 400,000.00              176        65,752,972.58         8.32
400,000.01 - 450,000.00              126        53,483,979.27         6.77
450,000.01 - 500,000.00              108        51,683,438.42         6.54
500,000.01 - 550,000.00               54        28,332,056.15         3.59
550,000.01 - 600,000.00               43        24,726,863.67         3.13
600,000.01 - 650,000.00               47        29,815,419.20         3.77
650,000.01 - 700,000.00               10         6,838,063.20         0.87
700,000.01 - 750,000.00               14        10,178,569.06         1.29
750,000.01 - 800,000.00                6         4,693,150.00         0.59
800,000.01 - 850,000.00                8         6,644,000.00         0.84
850,000.01 - 900,000.00                6         5,316,900.00         0.67
900,000.01 - 950,000.00                4         3,724,544.17         0.47
950,000.01 - 1,000,000.00             13        12,800,780.45         1.62
1,000,000.01 - 1,500,000.00           10        12,712,918.98         1.61
1,500,000.01 - 2,000,000.00            1         1,528,000.00         0.19
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $237,741.

Banc of America Securities LLC                                                46
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate          % of
                                 Number Of   Stated Principal    Cut-off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                          4      $    431,969.12         0.05%
25.01 - 30.00                          7         1,499,600.00         0.19
30.01 - 35.00                          2           328,500.00         0.04
35.01 - 40.00                          6         1,439,037.15         0.18
40.01 - 45.00                          8         1,283,681.66         0.16
45.01 - 50.00                         20         5,026,001.10         0.64
50.01 - 55.00                         17         3,543,237.22         0.45
55.01 - 60.00                         34        12,338,898.36         1.56
60.01 - 65.00                         43        10,924,786.19         1.38
65.01 - 70.00                        141        37,588,423.77         4.76
70.01 - 75.00                        236        66,601,901.45         8.43
75.01 - 80.00                      2,649       613,348,812.87        77.61
80.01 - 85.00                         20         5,621,759.35         0.71
85.01 - 90.00                         97        19,967,094.28         2.53
90.01 - 95.00                         39        10,066,652.39         1.27
100.01 - 103.00                        1           240,917.00         0.03
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 77.98%.

Banc of America Securities LLC                                                47
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
Current Mortgage Interest         Mortgage     Balance as of    Pool Principal
Rates (%)                          Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
3.751 - 4.000                          1      $    169,250.28         0.02%
4.001 - 4.250                          1           387,453.30         0.05
4.251 - 4.500                          2           581,923.88         0.07
4.501 - 4.750                          6         2,167,683.22         0.27
4.751 - 5.000                         30         8,466,907.18         1.07
5.001 - 5.250                         68        18,142,751.19         2.30
5.251 - 5.500                        158        43,116,842.87         5.46
5.501 - 5.750                        248        63,010,140.46         7.97
5.751 - 6.000                        823       194,232,390.00        24.58
6.001 - 6.250                        651       151,792,115.07        19.21
6.251 - 6.500                        642       153,516,716.62        19.43
6.501 - 6.750                        424        90,087,124.33        11.40
6.751 - 7.000                        182        42,697,764.75         5.40
7.001 - 7.250                         54        13,068,982.98         1.65
7.251 - 7.500                         19         4,966,387.17         0.63
7.501 - 7.750                          8         1,833,388.61         0.23
7.751 - 8.000                          6         1,823,450.00         0.23
8.251 - 8.500                          1           190,000.00         0.02
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 6.179% per annum.

                Gross Margins of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
2.001 - 2.500                        104      $ 40,140,512.53         5.08%
2.501 - 3.000                      3,219       749,572,859.38        94.85
3.001 - 3.500                          1           537,900.00         0.07
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Gross Margin of the Group 3
     Mortgage Loans is expected to be approximately 2.725% per annum.

Banc of America Securities LLC                                                48
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage    Balance as of     Pool Principal
Rate Ceilings (%)                  Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
less than 9.000                       13      $  5,053,470.07         0.64%
9.001 - 10.000                         2         1,159,700.00         0.15
10.001 - 11.000                      197        45,959,911.93         5.82
11.001 - 12.000                    1,693       396,268,030.87        50.14
12.001 - 13.000                    1,376       329,181,670.43        41.66
13.001 - 14.000                       42        12,438,488.61         1.57
14.001 - 15.000                        1           190,000.00         0.02
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 11.941% per annum.

     First or Next Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
First or Next Rate                Mortgage     Balance as of    Pool Principal
Adjustment Date                    Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
January 1, 2006                        1      $    566,302.82         0.07%
February 1, 2006                      12         4,487,167.25         0.57
June 1, 2007                           1           203,500.00         0.03
September 1, 2007                      3         1,239,800.00         0.16
October 1, 2007                       10         3,108,433.42         0.39
November 1, 2007                      20         6,589,509.30         0.83
December 1, 2007                      87        21,526,368.31         2.72
January 1, 2008                      601       151,572,791.88        19.18
February 1, 2008                     992       227,672,250.63        28.81
March 1, 2008                        810       204,577,520.00        25.89
June 1, 2009                           1           122,750.00         0.02
July 1, 2009                           4         1,101,921.73         0.14
August 1, 2009                         1           236,722.53         0.03
September 1, 2009                      3           561,850.00         0.07
October 1, 2009                        5           865,950.00         0.11
November 1, 2009                      11         2,329,910.02         0.29
December 1, 2009                      70        12,759,982.09         1.61
January 1, 2010                      191        37,565,615.38         4.75
February 1, 2010                     272        57,417,880.88         7.27
March 1, 2010                        185        44,081,616.40         5.58
November 1, 2011                       1           197,000.00         0.02
December 1, 2011                       1           115,000.00         0.01
January 1, 2012                        8         1,898,801.63         0.24

Banc of America Securities LLC                                                49
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

February 1, 2012                       4         1,415,177.64         0.18
March 1, 2012                          6         1,845,400.00         0.23
January 1, 2015                        1           103,100.00         0.01
February 1, 2015                      12         1,738,850.00         0.22
March 1, 2015                         11         4,350,100.00         0.55
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 41 months.

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
341 - 360                          3,324      $790,251,271.91       100.00%
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
801 - 850                             39      $  7,504,578.12         0.95%
751 - 800                            536       114,257,608.23        14.46
701 - 750                          1,169       259,086,704.19        32.79
651 - 700                          1,322       335,726,356.00        42.48
601 - 650                            257        73,256,025.37         9.27
551 - 600                              1           420,000.00         0.05
------------------------------------------------------------------------------
Total:                             3,324      $790,251,271.91       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                50
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Group 3 Conforming Collateral Summary
--------------------------------------------------------------------------------

Description of The Group 3 Conforming Mortgage Loans

The Group 3 Conforming Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 1 to 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 3 Conforming, 79.429% require only the payment of interest until the 37th to 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to the One-Year CMT, One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR Index is the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 5.875% to 14.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

Approximately 40.36% of the Group 3 Conforming Mortgage Loans have prepayment penalties.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                          Collateral Summary   Range (if applicable)
                                                          ------------------   ---------------------
Total Outstanding Loan Balance                              $530,978,105.22
Total Number of Loans                                                 2,839
Average Loan Principal Balance                                     $187,030     $16,100 to $650,000
WA Gross Coupon                                                       6.197%       3.875% to 8.5000%
WA FICO                                                                 707              620 to 821
WA Original Term                                                 360 months
WA Remaining Term                                                359 months       351 to 360 months
WA OLTV                                                               78.46%       22.62% to 103.00%
WA Months to First or Next Rate Adjustment Date                   40 months        11 to 120 months
WA Gross Margin                                                       2.742%        2.250% to 3.500%
WA Rate Ceiling                                                      11.962%       5.875% to 14.500%

Geographic Concentration of Mortgaged Properties (Top 5   CA          21.08%
States) based on the Aggregate Stated Principal Balance   IL           8.40%
                                                          FL           7.01%
                                                          AZ           6.92%
                                                          NV           5.37%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                51
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

Occupancy of Mortgaged Properties of the Group 3 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Investor Property                  1,722      $288,389,403.36       54.31%
Primary Residence                  1,037       228,241,268.65        42.99
Second Home                           80        14,347,433.21         2.70
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

             Property Types of the Group 3 Conforming Mortgage Loans

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Single Family Residence            1,302      $228,031,849.55        42.95%
PUD Detached                         454        82,863,991.42        15.61
2-Family                             218        51,211,161.29         9.64
Condo - Low                          327        49,419,298.05         9.31
4-Family                             134        37,846,067.22         7.13
3-Family                             116        33,775,978.66         6.36
PUD Attached                         138        23,256,798.17         4.38
SFR-Attached                          67         8,928,903.73         1.68
Condo - High                          39         7,342,915.99         1.38
Condo - Mid                           14         2,172,985.69         0.41
Condominium                           12         1,992,521.91         0.38
PUD - 4 units                          7         1,632,500.97         0.31
PUD - 2 units                          6         1,129,600.00         0.21
Condo - Site                           3           956,950.00         0.18
PUD                                    1           290,308.41         0.05
Cooperative                            1           126,274.16         0.02
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

Banc of America Securities LLC                                                52
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

         Mortgage Loan Purpose of the Group 3 Conforming Mortgage Loans

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Purchase                           1,780      $320,806,001.41        60.42%
Refinance-Cashout                    581       120,939,456.85        22.78
Refinance-Rate/Term                  478        89,232,646.96        16.81
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

              Geographical Distribution of the Mortgage Properties
                 of the Group 3 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Arizona                              220      $ 36,768,406.79         6.92%
Arkansas                               1            74,250.00         0.01
California                           423       111,928,367.56        21.08
Colorado                             126        20,055,215.02         3.78
Connecticut                           24         5,295,185.93         1.00
Delaware                               4           381,000.77         0.07
District of Columbia                  16         3,692,895.69         0.70
Florida                              238        37,235,544.74         7.01
Georgia                               95        12,517,518.60         2.36
Hawaii                                 2           278,400.00         0.05
Idaho                                 34         4,689,926.31         0.88
Illinois                             242        44,584,570.21         8.40
Indiana                               16         1,623,581.42         0.31
Iowa                                   2           172,700.00         0.03
Kansas                                 9           781,000.00         0.15
Kentucky                               2           210,195.68         0.04
Louisiana                              5           520,476.19         0.10
Maine                                  5           860,772.45         0.16
Maryland                              73        13,796,065.12         2.60
Massachusetts                         86        23,942,286.89         4.51
Michigan                              70        10,068,589.15         1.90
Minnesota                             60        11,328,402.20         2.13
Mississippi                            2           216,900.00         0.04
Missouri                              22         2,260,786.19         0.43
Montana                               12         1,745,820.55         0.33
Nebraska                              10           581,316.07         0.11
Nevada                               139        28,539,660.90         5.37
New Hampshire                          8         1,407,916.28         0.27
New Jersey                            74        19,243,681.89         3.62
New Mexico                            11         1,854,683.68         0.35
New York                              93        26,209,271.06         4.94

Banc of America Securities LLC                                                53
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

North Carolina                        53         5,966,849.50         1.12
Ohio                                  71         8,613,411.50         1.62
Oklahoma                               4           580,500.00         0.11
Oregon                                96        16,019,472.87         3.02
Pennsylvania                          41         5,068,740.04         0.95
Rhode Island                          13         2,481,531.32         0.47
South Carolina                        21         2,981,620.89         0.56
Tennessee                             12         1,333,898.51         0.25
Texas                                124        13,924,219.06         2.62
Utah                                  35         4,415,762.43         0.83
Virginia                             102        20,692,388.64         3.90
Washington                           130        23,873,318.09         4.50
West Virginia                          2           250,300.00         0.05
Wisconsin                              7         1,451,337.93         0.27
Wyoming                                4           459,367.10         0.09
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, no more than approximately 0.38% of the Group 3
     Conforming Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                 Current Mortgage Loan Principal Balances of the
                     Group 3 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
0.01 - 50,000.00                      42      $  1,639,080.01         0.31%
50,000.01 - 100,000.00               439        34,676,726.11         6.53
100,000.01 - 150,000.00              741        92,969,303.39        17.51
150,000.01 - 200,000.00              564        98,643,893.15        18.58
200,000.01 - 250,000.00              382        86,033,127.49        16.20
250,000.01 - 300,000.00              288        79,652,521.86        15.00
300,000.01 - 350,000.00              239        77,359,214.75        14.57
350,000.01 - 400,000.00               78        28,470,923.58         5.36
400,000.01 - 450,000.00               27        11,498,337.22         2.17
450,000.01 - 500,000.00               23        10,938,329.31         2.06
500,000.01 - 550,000.00                7         3,710,145.36         0.70
550,000.01 - 600,000.00                4         2,294,400.00         0.43
600,000.01 - 650,000.00                5         3,092,102.99         0.58
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the average outstanding principal balance of the Group 3 Conforming Mortgage Loans is expected to be approximately $187,030.

Banc of America Securities LLC                                                54
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

  Original Loan-To-Value Ratios of the Group 3 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                          4      $    431,969.12         0.08%
25.01 - 30.00                          6           974,600.00         0.18
30.01 - 35.00                          2           328,500.00         0.06
35.01 - 40.00                          5           789,639.18         0.15
40.01 - 45.00                          7           858,681.66         0.16
45.01 - 50.00                         18         3,668,501.10         0.69
50.01 - 55.00                         14         1,864,437.22         0.35
55.01 - 60.00                         21         3,768,700.40         0.71
60.01 - 65.00                         36         7,310,681.44         1.38
65.01 - 70.00                        109        21,211,036.14         3.99
70.01 - 75.00                        177        30,385,081.53         5.72
75.01 - 80.00                      2,305       433,737,808.72        81.69
80.01 - 85.00                         16         3,670,809.35         0.69
85.01 - 90.00                         87        15,174,244.28         2.86
90.01 - 95.00                         31         6,562,498.08         1.24
100.01 - 103.00                        1           240,917.00         0.05
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Conforming Mortgage Loans is expected to be approximately 78.46%.

Banc of America Securities LLC                                                55
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

 Current Mortgage Interest Rates of the Group 3 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
Current Mortgage Interest         Mortgage     Balance as of    Pool Principal
Rates (%)                          Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
3.751 - 4.000                          1      $    169,250.28         0.03%
4.251 - 4.500                          2           581,923.88         0.11
4.501 - 4.750                          3           548,059.58         0.10
4.751 - 5.000                         22         4,406,946.00         0.83
5.001 - 5.250                         53        10,969,790.71         2.07
5.251 - 5.500                        128        26,666,389.90         5.02
5.501 - 5.750                        195        34,093,073.12         6.42
5.751 - 6.000                        722       137,379,883.18        25.87
6.001 - 6.250                        561       103,564,990.45        19.50
6.251 - 6.500                        552       104,615,166.96        19.70
6.501 - 6.750                        373        66,021,933.93        12.43
6.751 - 7.000                        156        29,439,338.47         5.54
7.001 - 7.250                         45         7,900,182.98         1.49
7.251 - 7.500                         14         2,346,987.17         0.44
7.501 - 7.750                          7         1,378,888.61         0.26
7.751 - 8.000                          4           705,300.00         0.13
8.251 - 8.500                          1           190,000.00         0.04
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Conforming Mortgage Loans is expected to be approximately 6.197% per annum.

           Gross Margins of the Group 3 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
2.001 - 2.500                         47      $  9,231,507.54         1.74%
2.501 - 3.000                      2,791       521,208,697.68        98.16
3.001 - 3.500                          1           537,900.00         0.10
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Gross Margin of the Group 3
     Conforming Mortgage Loans is expected to be approximately 2.742% per annum.

Banc of America Securities LLC                                                56
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

           Rate Ceilings of the Group 3 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
less than 9.000                        7      $  1,980,663.83         0.37%
10.001 - 11.000                      164        29,012,576.97         5.46
11.001 - 12.000                    1,463       267,936,146.14        50.46
12.001 - 13.000                    1,175       226,745,479.67        42.70
13.001 - 14.000                       29         5,113,238.61         0.96
14.001 - 15.000                        1           190,000.00         0.04
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
     Conforming Mortgage Loans is expected to be approximately 11.962% per annum.

Banc of America Securities LLC                                                57
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

      First or Next Rate Adjustment Date of the Group 3 Conforming Mortgage
                                   Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
First or Next Rate                Mortgage     Balance as of    Pool Principal
Adjustment Date                    Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
February 1, 2006                       7      $  1,980,663.83         0.37%
June 1, 2007                           1           203,500.00         0.04
September 1, 2007                      1           174,800.00         0.03
October 1, 2007                        7         1,780,433.42         0.34
November 1, 2007                      13         2,954,609.73         0.56
December 1, 2007                      69        12,540,033.31         2.36
January 1, 2008                      496        96,730,062.18        18.22
February 1, 2008                     877       166,224,481.25        31.31
March 1, 2008                        675       131,542,270.00        24.77
June 1, 2009                           1           122,750.00         0.02
July 1, 2009                           3           402,650.00         0.08
August 1, 2009                         1           236,722.53         0.04
September 1, 2009                      3           561,850.00         0.11
October 1, 2009                        5           865,950.00         0.16
November 1, 2009                       9         1,351,160.02         0.25
December 1, 2009                      66        10,172,932.09         1.92
January 1, 2010                      176        29,941,365.79         5.64
February 1, 2010                     244        40,033,419.04         7.54
March 1, 2010                        154        27,950,400.40         5.26
November 1, 2011                       1           197,000.00         0.04
December 1, 2011                       1           115,000.00         0.02
January 1, 2012                        7         1,498,801.63         0.28
February 1, 2012                       2           380,650.00         0.07
March 1, 2012                          4           685,700.00         0.13
January 1, 2015                        1           103,100.00         0.02
February 1, 2015                      11         1,371,700.00         0.26
March 1, 2015                          4           856,100.00         0.16
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 3 Conforming Mortgage Loans is expected to be approximately 40 months.

          Remaining Terms of the Group 3 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
341 - 360                          2,839      $530,978,105.22       100.00%
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

/(1)/ As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Conforming Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC                                                58
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

   Credit Scoring of Mortgagors of the Group 3 Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
801 - 850                             36      $  6,164,578.12         1.16%
751 - 800                            486        85,339,923.68        16.07
701 - 750                          1,043       191,235,183.67        36.02
651 - 700                          1,083       207,834,051.22        39.14
601 - 650                            191        40,404,368.53         7.61
------------------------------------------------------------------------------
Total:                             2,839      $530,978,105.22       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                59
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Group 3 Non Conforming Collateral Summary
--------------------------------------------------------------------------------

Description of The Group 3 Non Conforming Mortgage Loans

The Group 3 Non Conforming Mortgage Loans consist of One-Year CMT and One-Year and Six Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 1 to 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Of the loans in Group 3 Non Conforming, 86.58% require only the payment of interest until the 37th to 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. All of the mortgage interest rates will be indexed to the One-Year CMT, One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR Index is the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 6.125% to 14.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

Approximately 21.82% of the Group 3 Non-Conforming Mortgage Loans have prepayment penalties.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                         Collateral Summary    Range (if applicable)
                                                         ------------------   ----------------------
Total Outstanding Loan Balance                             $259,273,166.69
Total Number of Loans                                                  485
Average Loan Principal Balance                             $       534,584    $345,800 to $1,528,000
WA Gross Coupon                                                      6.143%          4.125% to 8.000%
WA FICO                                                                694                560 to 819
WA Original Term                                                360 months
WA Remaining Term                                               359 months         352 to 360 months
WA OLTV                                                              77.01%          26.25% to 95.00%
WA Months to First or Next Rate Adjustment Date                  41 months          10 to 120 months
WA Gross Margin                                                      2.690%          2.250% to 2.750%
WA Rate Ceiling                                                     11.896%         6.125% to 14.000%
Geographic Concentration of Mortgaged Properties         CA          51.13%
(Top 5 States) based on the Aggregate Stated Principal   NY           5.30%
Balance                                                  VA           4.41%
                                                         NV           4.16%
                                                         FL           3.62%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                60
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

    Occupancy of Mortgaged Properties of the Group 3 Non Conforming Mortgage
                                   Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                 Mortgage      Balance as of    Pool Principal
Occupancy                          Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   387       $211,412,970.85        81.54%
Investor Property                    79         38,488,095.84        14.84
Second Home                          19          9,372,100.00         3.61
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

/(2)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

           Property Types of the Group 3 Non Conforming Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                 Mortgage      Balance as of    Pool Principal
Property Type                      Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             289       $151,708,465.30        58.51%
PUD Detached                        106         57,867,947.04        22.32
2-4 Family                           29         19,496,942.71         7.52
Condo - Low                          26         11,785,336.35         4.55
Condo - High                         10          5,799,449.90         2.24
PUD Attached                         12          5,584,886.06         2.15
Condominium                           8          4,459,550.00         1.72
PUD                                   3          1,471,089.33         0.57
SFR-Attached                          2          1,099,500.00         0.42
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

       Mortgage Loan Purpose of the Group 3 Non Conforming Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                 Mortgage      Balance as of    Pool Principal
Purpose                            Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Purchase                            255       $138,700,326.47        53.50%
Refinance-Cashout                   148         77,167,051.59        29.76
Refinance-Rate/Term                  82         43,405,788.63        16.74
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

Banc of America Securities LLC                                                61
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
               of the Group 3 Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                 Mortgage      Balance as of    Pool Principal
Geographic Area                    Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
Arizona                              14       $  6,505,200.00         2.51%
California                          255        137,745,272.88        53.13
Colorado                              7          3,853,600.00         1.49
Connecticut                           1            423,625.91         0.16
District of Columbia                  1            415,000.00         0.16
Florida                              18          9,373,900.00         3.62
Georgia                               4          2,370,000.00         0.91
Idaho                                 2            939,572.34         0.36
Illinois                             18          9,366,887.79         3.61
Maryland                             15          7,833,450.00         3.02
Massachusetts                        15          9,117,373.81         3.52
Michigan                              6          3,088,518.24         1.19
Minnesota                             1            455,000.00         0.18
Missouri                              1            553,986.42         0.21
Montana                               2            884,000.00         0.34
Nevada                               22         10,786,281.98         4.16
New Hampshire                         1            359,697.55         0.14
New Jersey                           17          8,340,528.21         3.22
New York                             26         13,747,796.84         5.30
North Carolina                        2          1,035,000.00         0.40
Ohio                                  1            577,500.00         0.22
Oregon                                4          2,024,000.00         0.78
Pennsylvania                          6          3,009,750.00         1.16
South Carolina                        3          1,821,250.00         0.70
Texas                                12          7,972,689.72         3.08
Utah                                  1            750,000.00         0.29
Vermont                               1            460,000.00         0.18
Virginia                             23         11,424,335.00         4.41
Washington                            6          4,038,950.00         1.56
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

/(2)/ As of the Cut-off Date, no more than approximately 1.03% of the Group 3
     Non Conforming Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC                                                62
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

 Current Mortgage Loan Principal Balances of the Group 3 Non Conforming Mortgage
                                   Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan             Mortgage      Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00               3       $  1,045,750.00         0.40%
350,000.01 - 400,000.00              98         37,282,049.00        14.38
400,000.01 - 450,000.00              99         41,985,642.05        16.19
450,000.01 - 500,000.00              85         40,745,109.11        15.72
500,000.01 - 550,000.00              47         24,621,910.79         9.50
550,000.01 - 600,000.00              39         22,432,463.67         8.65
600,000.01 - 650,000.00              42         26,723,316.21        10.31
650,000.01 - 700,000.00              10          6,838,063.20         2.64
700,000.01 - 750,000.00              14         10,178,569.06         3.93
750,000.01 - 800,000.00               6          4,693,150.00         1.81
800,000.01 - 850,000.00               8          6,644,000.00         2.56
850,000.01 - 900,000.00               6          5,316,900.00         2.05
900,000.01 - 950,000.00               4          3,724,544.17         1.44
950,000.01 - 1,000,000.00            13         12,800,780.45         4.94
1,000,000.01 - 1,500,000.00          10         12,712,918.98         4.90
1,500,000.01 - 2,000,000.00           1          1,528,000.00         0.59
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

/(2)/ As of the Cut-off Date, the average outstanding principal balance of the Group 3 Non Conforming Mortgage Loans is expected to be approximately $534,584.

Banc of America Securities LLC                                                63
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

Original Loan-To-Value Ratios of the Group 3 Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
25.01 - 30.00                         1       $    525,000.00         0.20%
35.01 - 40.00                         1            649,397.97         0.25
40.01 - 45.00                         1            425,000.00         0.16
45.01 - 50.00                         2          1,357,500.00         0.52
50.01 - 55.00                         3          1,678,800.00         0.65
55.01 - 60.00                        13          8,570,197.96         3.31
60.01 - 65.00                         7          3,614,104.75         1.39
65.01 - 70.00                        32         16,377,387.63         6.32
70.01 - 75.00                        59         36,216,819.92        13.97
75.01 - 80.00                       344        179,611,004.15        69.27
80.01 - 85.00                         4          1,950,950.00         0.75
85.01 - 90.00                        10          4,792,850.00         1.85
90.01 - 95.00                         8          3,504,154.31         1.35
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

/(3)/ As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Non Conforming Mortgage Loans is expected to be approximately 77.01%.

Banc of America Securities LLC                                                64
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

     Current Mortgage Interest Rates of the Group 3 Non Conforming Mortgage
                                   Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
Current Mortgage Interest         Mortgage     Balance as of    Pool Principal
Rates (%)                          Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
4.001 - 4.250                         1       $    387,453.30         0.15%
4.501 - 4.750                         3          1,619,623.64         0.62
4.751 - 5.000                         8          4,059,961.18         1.57
5.001 - 5.250                        15          7,172,960.48         2.77
5.251 - 5.500                        30         16,450,452.97         6.34
5.501 - 5.750                        53         28,917,067.34        11.15
5.751 - 6.000                       101         56,852,506.82        21.93
6.001 - 6.250                        90         48,227,124.62        18.60
6.251 - 6.500                        90         48,901,549.66        18.86
6.501 - 6.750                        51         24,065,190.40         9.28
6.751 - 7.000                        26         13,258,426.28         5.11
7.001 - 7.250                         9          5,168,800.00         1.99
7.251 - 7.500                         5          2,619,400.00         1.01
7.501 - 7.750                         1            454,500.00         0.18
7.751 - 8.000                         2          1,118,150.00         0.43
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

/(2)/ As of the Cut-off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Non Conforming Mortgage Loans is expected to be approximately 6.143% per annum.

        Gross Margins of the Group 3 Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
2.001 - 2.500                        57       $ 30,909,004.99        11.92%
2.501 - 3.000                       428        228,364,161.70        88.08
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

/(2)/ As of the Cut-off Date, the weighted average Gross Margin of the Group 3
     Non Conforming Mortgage Loans is expected to be approximately 2.690% per annum.

Banc of America Securities LLC                                                65
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

        Rate Ceilings of the Group 3 Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
less than 9.000                       6       $  3,072,806.24         1.19%
9.001 - 10.000                        2          1,159,700.00         0.45
10.001 - 11.000                      33         16,947,334.96         6.54
11.001 - 12.000                     230        128,331,884.73        49.50
12.001 - 13.000                     201        102,436,190.76        39.51
13.001 - 14.000                      13          7,325,250.00         2.83
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

/(2)/ As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
     Non Conforming Mortgage Loans is expected to be approximately 11.896% per annum.

    First or Next Rate Adjustment Date of the Group 3 Non Conforming Mortgage
                                   Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
First or Next Rate                Mortgage     Balance as of    Pool Principal
Adjustment Date                    Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
January 1, 2006                       1       $    566,302.82         0.22%
February 1, 2006                      5          2,506,503.42         0.97
September 1, 2007                     2          1,065,000.00         0.41
October 1, 2007                       3          1,328,000.00         0.51
November 1, 2007                      7          3,634,899.57         1.40
December 1, 2007                     18          8,986,335.00         3.47
January 1, 2008                     105         54,842,729.70        21.15
February 1, 2008                    115         61,447,769.38        23.70
March 1, 2008                       135         73,035,250.00        28.17
July 1, 2009                          1            699,271.73         0.27
November 1, 2009                      2            978,750.00         0.38
December 1, 2009                      4          2,587,050.00         1.00
January 1, 2010                      15          7,624,249.59         2.94
February 1, 2010                     28         17,384,461.84         6.71
March 1, 2010                        31         16,131,216.00         6.22
January 1, 2012                       1            400,000.00         0.15
February 1, 2012                      2          1,034,527.64         0.40
March 1, 2012                         2          1,159,700.00         0.45
February 1, 2015                      1            367,150.00         0.14
March 1, 2015                         7          3,494,000.00         1.35
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

/(2)/ As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 3 Non Conforming Mortgage Loans is expected to be approximately 41 months.

Banc of America Securities LLC                                                66
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Banc of America Securities          Banc of America Funding Corp., 2005-B
                                             Mortgage Pass-Through Certificates
                                                 $932,135,000 (approximate)
--------------------------------------------------------------------------------

       Remaining Terms of the Group 3 Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
341 - 360                           485       $259,273,166.69       100.00%
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

/(2)/ As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Non Conforming Mortgage Loans is expected to be approximately 359 months.

Credit Scoring of Mortgagors of the Group 3 Non Conforming Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-off Date         Balance
------------------------------------------------------------------------------
801 - 850                             3       $  1,340,000.00         0.52%
751 - 800                            50         28,917,684.55        11.15
701 - 750                           126         67,851,520.52        26.17
651 - 700                           239        127,892,304.78        49.33
601 - 650                            66         32,851,656.84        12.67
551 - 600                             1            420,000.00         0.16
------------------------------------------------------------------------------
Total:                              485       $259,273,166.69       100.00%
==============================================================================

/(2)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                67
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

                                   BAFC 2005-B
                       GROUP 1 & GROUP 2 FICO SCORE TABLES

GROUP 1

----------------------------------------------------------------------------------------
                                                   Aggregate
                                  Number       Stated Principal         % of Group
                                 of Group        Balance as of         Cut-off Date
Credit Scores of Mortgagors   Mortgage Loans     Cut-off Date     Pool Principal Balance
----------------------------------------------------------------------------------------
801 - 825                             5         $  1,220,419.28             1.17%
----------------------------------------------------------------------------------------
776 - 800                            31            6,069,433.17             5.82
----------------------------------------------------------------------------------------
751 - 775                            65           13,653,629.35            13.10
----------------------------------------------------------------------------------------
726 - 750                            77           15,310,402.86            14.69
----------------------------------------------------------------------------------------
701 - 725                           123           25,470,258.78            24.44
----------------------------------------------------------------------------------------
676 - 700                            91           18,514,612.30            17.77
----------------------------------------------------------------------------------------
651 - 675                            71           16,157,139.06            15.50
----------------------------------------------------------------------------------------
626 - 650                            33            7,211,180.07             6.92
----------------------------------------------------------------------------------------
601 - 625                             1              321,389.46             0.31
----------------------------------------------------------------------------------------
Not Scored 1                          1              279,300.00             0.27
----------------------------------------------------------------------------------------
Total:                              498         $104,207,764.33           100.00%
----------------------------------------------------------------------------------------

GROUP 2

----------------------------------------------------------------------------------------
                                                   Aggregate
                                  Number       Stated Principal         % of Group
                                 of Group        Balance as of         Cut-off Date
Credit Scores of Mortgagors   Mortgage Loans     Cut-off Date     Pool Principal Balance
----------------------------------------------------------------------------------------
801 - 825                             9         $  3,631,372.32             2.79%
----------------------------------------------------------------------------------------
776 - 800                            56           22,841,099.59            17.58
----------------------------------------------------------------------------------------
751 - 775                            62           18,768,782.68            14.44
----------------------------------------------------------------------------------------
726 - 750                            79           25,954,294.70            19.97
----------------------------------------------------------------------------------------
701 - 725                            67           19,128,492.25            14.72
----------------------------------------------------------------------------------------
676 - 700                            99           29,646,814.98            22.81
----------------------------------------------------------------------------------------
651 - 675                            14            4,674,694.28             3.60
----------------------------------------------------------------------------------------
626 - 650                            12            4,072,442.85             3.13
----------------------------------------------------------------------------------------
601 - 625                             5            1,229,234.68             0.95
----------------------------------------------------------------------------------------
Total:                              403         $129,947,228.33           100.00%
----------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

  loanid     svcfee
----------   ------
  84674589    0.25
  84691997    0.25
  84895085    0.25
  84898428    0.25
  84902014    0.25
  84928258    0.25
  84938257    0.25
  84945344    0.25
  85010072    0.25
  85016459    0.25
  85019537    0.25
  85044451    0.25
  85047090    0.25
  85058360    0.25
  85060218    0.25
  85062784    0.25
  85094837    0.25
  85115699    0.25
  85135739    0.25
  85141653    0.25
  85142560    0.25
  85152171    0.25
  85155638    0.25
  85162121    0.25
  85166296    0.25
  85167708    0.25
  85173342    0.25
  85182434    0.25
  85184380    0.25
  85205912    0.25
  85210284    0.25
  85212843    0.25
  85218261    0.25
  85225969    0.25
  85226967    0.25
  85234292    0.25
  85241057    0.25
  85243905    0.25
  85265569    0.25
  85268605    0.25
  85276764    0.25

  85292449    0.25
  85296432    0.25
  85305928    0.25
  85306199    0.25
  85306322    0.25
  85311769    0.25
  85312817    0.25
  85319440    0.25
  85322428    0.25
  85322477    0.25
  85323665    0.25
  85324929    0.25
  85330330    0.25
  85330512    0.25
  85331908    0.25
  85332237    0.25
  85332773    0.25
  85334480    0.25
  85336808    0.25
  85339810    0.25
  85339885    0.25
  85342947    0.25
  85346211    0.25
  85346658    0.25
  85347193    0.25
  85349306    0.25
  85352078    0.25
  85359347    0.25
  85362994    0.25
  85364578    0.25
  85365187    0.25
  85370518    0.25
  85371706    0.25
  85372456    0.25
  85372993    0.25
  85377158    0.25
  85377273    0.25
  85378065    0.25
  85379485    0.25
  85380459    0.25
  85381002    0.25
  85382042    0.25

  85383719    0.25
  85387827    0.25
  85388379    0.25
  85390383    0.25
  85390938    0.25
  85392033    0.25
  85394443    0.25
  85394815    0.25
  85394880    0.25
  85396364    0.25
  85400042    0.25
  85400349    0.25
  85400521    0.25
  85401172    0.25
  85402527    0.25
  85403590    0.25
  85405835    0.25
  85409167    0.25
  85410678    0.25
  85412575    0.25
  85413268    0.25
  85413318    0.25
  85413623    0.25
  85413946    0.25
  85415248    0.25
  85416394    0.25
  85418853    0.25
  85420636    0.25
  85422723    0.25
  85424810    0.25
  85435501    0.25
  85437424    0.25
  85437432    0.25
  85441723    0.25
  85441871    0.25
  85444024    0.25
  85446730    0.25
  85459808    0.25
  85460202    0.25
  85461572    0.25
  85461655    0.25
  85462331    0.25

  85462844    0.25
  85463149    0.25
  85464147    0.25
  85467835    0.25
  85470870    0.25
  85471340    0.25
  85471563    0.25
  85472819    0.25
  85472892    0.25
  85473189    0.25
  85473312    0.25
  85473320    0.25
  85474674    0.25
  85482586    0.25
  85482669    0.25
  85483147    0.25
  85484327    0.25
  85485266    0.25
  85485324    0.25
  85486181    0.25
  85486256    0.25
  85486801    0.25
  85488567    0.25
  85489334    0.25
  85489433    0.25
  85490373    0.25
  85491991    0.25
  85492411    0.25
  85492866    0.25
  85492882    0.25
  85492890    0.25
  85494094    0.25
  85494300    0.25
  85495877    0.25
  85495927    0.25
  85495976    0.25
  85497428    0.25
  85497501    0.25
  85498152    0.25
  85498434    0.25
  85498566    0.25
  85498806    0.25

  85501054    0.25
  85502219    0.25
  85503225    0.25
  85504512    0.25
  85505147    0.25
  85507309    0.25
  85507556    0.25
  85507929    0.25
  85508265    0.25
  85508505    0.25
  85509149    0.25
  85509289    0.25
  85510188    0.25
  85510519    0.25
  85510683    0.25
  85513786    0.25
  85513836    0.25
  85518454    0.25
  85519734    0.25
  85520047    0.25
  85522290    0.25
  85522902    0.25
  85523116    0.25
  85523314    0.25
  85526200    0.25
  85526713    0.25
  85527661    0.25
  85528016    0.25
  85528776    0.25
  85529287    0.25
  85529444    0.25
  85530681    0.25
  85530806    0.25
  85532075    0.25
  85534972    0.25
  85535235    0.25
  85535573    0.25
  85538387    0.25
  85541936    0.25
  85541951    0.25
  85542769    0.25
  85543494    0.25

  85544013    0.25
  85544211    0.25
  85544492    0.25
  85545242    0.25
  85545275    0.25
  85546547    0.25
  85547933    0.25
  85547974    0.25
  85548501    0.25
  85550663    0.25
  85551463    0.25
  85551935    0.25
  85552578    0.25
  85553469    0.25
  85554772    0.25
  85555191    0.25
  85555274    0.25
  85555910    0.25
  85556223    0.25
  85556702    0.25
  85557965    0.25
  85558575    0.25
  85558666    0.25
  85560134    0.25
  85562122    0.25
  85563070    0.25
  85563245    0.25
  85564391    0.25
  85566297    0.25
  85566446    0.25
  85566719    0.25
  85571008    0.25
  85573913    0.25
  85574234    0.25
  85574911    0.25
  85575223    0.25
  85579423    0.25
  85579910    0.25
  85580165    0.25
  85580587    0.25
  85580611    0.25
  85582401    0.25

  85584282    0.25
  85584886    0.25
  85585057    0.25
  85585578    0.25
  85586519    0.25
  85587897    0.25
  85590966    0.25
  85591709    0.25
  85592319    0.25
  85594273    0.25
  85594703    0.25
  85595247    0.25
  85595296    0.25
  85596146    0.25
  85596187    0.25
  85596948    0.25
  85597029    0.25
  85599173    0.25
  85600690    0.25
  85600906    0.25
  85601334    0.25
  85601870    0.25
  85602878    0.25
  85603082    0.25
  85603843    0.25
  85604346    0.25
  85605186    0.25
  85607257    0.25
  85607570    0.25
  85607943    0.25
  85608578    0.25
  85610202    0.25
  85611184    0.25
  85611416    0.25
  85612851    0.25
  85612976    0.25
  85613503    0.25
  85614022    0.25
  85614337    0.25
  85614725    0.25
  85619617    0.25
  85620797    0.25

  85621811    0.25
  85622157    0.25
  85624609    0.25
  85624690    0.25
  85624807    0.25
  85625598    0.25
  85626208    0.25
  85626240    0.25
  85626299    0.25
  85626414    0.25
  85627743    0.25
  85627750    0.25
  85628964    0.25
  85629251    0.25
  85629392    0.25
  85629418    0.25
  85629434    0.25
  85630457    0.25
  85631190    0.25
  85631869    0.25
  85632537    0.25
  85632974    0.25
  85633162    0.25
  85633667    0.25
  85634095    0.25
  85634350    0.25
  85635142    0.25
  85638054    0.25
  85638823    0.25
  85639284    0.25
  85639532    0.25
  85640001    0.25
  85640043    0.25
  85641892    0.25
  85642361    0.25
  85642858    0.25
  85643013    0.25
  85643112    0.25
  85643898    0.25
  85643914    0.25
  85644177    0.25
  85644854    0.25

  85644870    0.25
  85646768    0.25
  85649275    0.25
  85650489    0.25
  85652626    0.25
  85653194    0.25
  85653798    0.25
  85657443    0.25
  85657674    0.25
  85660025    0.25
  85660637    0.25
  85662120    0.25
  85663904    0.25
  85664910    0.25
  85665933    0.25
  85665958    0.25
  85667681    0.25
  85668184    0.25
  85669562    0.25
  85669711    0.25
  85670388    0.25
  85670677    0.25
  85671188    0.25
  85672673    0.25
  85677482    0.25
  85677755    0.25
  85678225    0.25
  85678886    0.25
  85680411    0.25
  85682508    0.25
  85684371    0.25
  85684413    0.25
  85684819    0.25
  85685360    0.25
  85686368    0.25
  85687267    0.25
  85687325    0.25
  85688380    0.25
  85689271    0.25
  85689503    0.25
  85690980    0.25
  85691459    0.25

  85691707    0.25
  85691988    0.25
  85693430    0.25
  85693802    0.25
  85696912    0.25
  85697068    0.25
  85697605    0.25
  85697852    0.25
  85698322    0.25
  85698389    0.25
  85698959    0.25
  85699726    0.25
  85702009    0.25
  85702413    0.25
  85702744    0.25
  85703130    0.25
  85703619    0.25
  85704419    0.25
  85706893    0.25
  85708261    0.25
  85709855    0.25
  85711182    0.25
  85712412    0.25
  85713519    0.25
  85715100    0.25
  85715159    0.25
  85715357    0.25
  85716959    0.25
  85717437    0.25
  85719375    0.25
  85719862    0.25
  85721678    0.25
  85721702    0.25
  85721751    0.25
  85724128    0.25
  85725562    0.25
  85726719    0.25
  85726768    0.25
  85726909    0.25
  85727535    0.25
  85729226    0.25
  85729408    0.25

  85729499    0.25
  85729606    0.25
  85730059    0.25
  85730760    0.25
  85730851    0.25
  85732709    0.25
  85733665    0.25
  85733673    0.25
  85733772    0.25
  85734275    0.25
  85734465    0.25
  85734531    0.25
  85734614    0.25
  85734952    0.25
  85736049    0.25
  85736908    0.25
  85737112    0.25
  85737864    0.25
  85738946    0.25
  85740058    0.25
  85740660    0.25
  85744084    0.25
  85744167    0.25
  85744548    0.25
  85745131    0.25
  85745289    0.25
  85745669    0.25
  85747244    0.25
  85747566    0.25
  85754471    0.25
  85754638    0.25
  85754935    0.25
  85756328    0.25
  85756617    0.25
  85756674    0.25
  85757516    0.25
  85759066    0.25
  85759314    0.25
  85759686    0.25
  85760452    0.25
  85761278    0.25
  85762383    0.25

  85764900    0.25
  85765022    0.25
  85765527    0.25
  85765824    0.25
  85768372    0.25
  85768604    0.25
  85768695    0.25
  85771277    0.25
  85771525    0.25
  85771921    0.25
  85772200    0.25
  85772580    0.25
  85772812    0.25
  85773141    0.25
  85774594    0.25
  85775864    0.25
  85776185    0.25
  85776631    0.25
  85777704    0.25
  85778066    0.25
  85778488    0.25
  85779114    0.25
  85779270    0.25
  85779734    0.25
  85780054    0.25
  85781979    0.25
  85783157    0.25
  85783470    0.25
  85783678    0.25
  85785319    0.25
  85785947    0.25
  85786598    0.25
  85786812    0.25
  85787349    0.25
  85790095    0.25
  85790327    0.25
  85790491    0.25
  85790640    0.25
  85790970    0.25
  85790996    0.25
  85791374    0.25
  85791481    0.25

  85791614    0.25
  85792018    0.25
  85792091    0.25
  85792257    0.25
  85792372    0.25
  85792521    0.25
  85792737    0.25
  85792794    0.25
  85794220    0.25
  85794527    0.25
  85795177    0.25
  85796241    0.25
  85797090    0.25
  85798619    0.25
  85800431    0.25
  85800589    0.25
  85800712    0.25
  85801363    0.25
  85802536    0.25
  85803203    0.25
  85803575    0.25
  85803641    0.25
  85803674    0.25
  85804128    0.25
  85804862    0.25
  85805844    0.25
  85806552    0.25
  85807196    0.25
  85807311    0.25
  85809176    0.25
  85809754    0.25
  85810042    0.25
  85810158    0.25
  85813715    0.25
  85814473    0.25
  85814788    0.25
  85815793    0.25
  85816056    0.25
  85816320    0.25
  85816627    0.25
  85817120    0.25
  85819472    0.25

  85819944    0.25
  85820157    0.25
  85820249    0.25
  85820587    0.25
  85821247    0.25
  85821643    0.25
  85822898    0.25
  85823425    0.25
  85823854    0.25
  85824332    0.25
  85824837    0.25
  85826329    0.25
  85827590    0.25
  85831287    0.25
  85831410    0.25
  85832681    0.25
  85833416    0.25
  85834349    0.25
  85834406    0.25
  85834794    0.25
  85835940    0.25
  85836468    0.25
  85837151    0.25
  85837169    0.25
  85837722    0.25
  85837847    0.25
  85838258    0.25
  85838951    0.25
  85839447    0.25
  85840098    0.25
  85840254    0.25
  85840502    0.25
  85840601    0.25
  85840676    0.25
  85840973    0.25
  85842870    0.25
  85842953    0.25
  85843779    0.25
  85843878    0.25
  85844140    0.25
  85844223    0.25
  85844538    0.25

  85845055    0.25
  85845642    0.25
  85845816    0.25
  85846384    0.25
  85846707    0.25
  85846970    0.25
  85847085    0.25
  85847515    0.25
  85847895    0.25
  85848257    0.25
  85848539    0.25
  85849016    0.25
  85849107    0.25
  85849412    0.25
  85849743    0.25
  85850188    0.25
  85850220    0.25
  85850428    0.25
  85850782    0.25
  85851186    0.25
  85852044    0.25
  85852283    0.25
  85852457    0.25
  85853083    0.25
  85853752    0.25
  85854263    0.25
  85855047    0.25
  85855559    0.25
  85856607    0.25
  85856656    0.25
  85857423    0.25
  85857977    0.25
  85858124    0.25
  85858553    0.25
  85859577    0.25
  85860625    0.25
  85861391    0.25
  85861623    0.25
  85863140    0.25
  85863207    0.25
  85863603    0.25
  85863934    0.25

  85864064    0.25
  85864213    0.25
  85864270    0.25
  85864726    0.25
  85864973    0.25
  85865038    0.25
  85865319    0.25
  85865426    0.25
  85865863    0.25
  85866549    0.25
  85866861    0.25
  85867323    0.25
  85867554    0.25
  85868792    0.25
  85868867    0.25
  85869014    0.25
  85869113    0.25
  85869626    0.25
  85869840    0.25
  85870335    0.25
  85870475    0.25
  85870947    0.25
  85872083    0.25
  85872109    0.25
  85873677    0.25
  85874337    0.25
  85874956    0.25
  85875094    0.25
  85875698    0.25
  85876233    0.25
  85876548    0.25
  85876878    0.25
  85877207    0.25
  85877322    0.25
  85878692    0.25
  85878734    0.25
  85878759    0.25
  85878825    0.25
  85878833    0.25
  85878882    0.25
  85878981    0.25
  85879740    0.25

  85880045    0.25
  85880243    0.25
  85880987    0.25
  85881126    0.25
  85881332    0.25
  85882959    0.25
  85884104    0.25
  85885499    0.25
  85887214    0.25
  85889111    0.25
  85890572    0.25
  85891810    0.25
  85892453    0.25
  85892503    0.25
  85892834    0.25
  85893063    0.25
  85893766    0.25
  85893907    0.25
  85893931    0.25
  85895019    0.25
  85895134    0.25
  85896223    0.25
  85897494    0.25
  85897882    0.25
  85898146    0.25
  85898211    0.25
  85899276    0.25
  85899342    0.25
  85900140    0.25
  85900264    0.25
  85900918    0.25
  85901163    0.25
  85901361    0.25
  85901957    0.25
  85901999    0.25
  85902914    0.25
  85904233    0.25
  85904472    0.25
  85904647    0.25
  85905438    0.25
  85906212    0.25
  85906469    0.25

  85907541    0.25
  85908044    0.25
  85909091    0.25
  85909216    0.25
  85910024    0.25
  85910172    0.25
  85910446    0.25
  85910586    0.25
  85910784    0.25
  85913671    0.25
  85914091    0.25
  85914414    0.25
  85914562    0.25
  85916120    0.25
  85916278    0.25
  85917789    0.25
  85918670    0.25
  85919306    0.25
  85919876    0.25
  85920841    0.25
  85921062    0.25
  85921807    0.25
  85923639    0.25
  85926459    0.25
  85928125    0.25
  85928869    0.25
  85929735    0.25
  85930006    0.25
  85930998    0.25
  85931095    0.25
  85931418    0.25
  85932317    0.25
  85933018    0.25
  85933299    0.25
  85936276    0.25
  85937258    0.25
  85938199    0.25
  85941771    0.25
  85942381    0.25
  85942472    0.25
  85944080    0.25
  85945665    0.25

  85947539    0.25
  85948560    0.25
  85950756    0.25
  85954063    0.25
  85955813    0.25
  85956563    0.25
  85960896    0.25
  85969962    0.25
  85971745    0.25
  85972297    0.25
  85986727    0.25
  85987659    0.25
  85990307    0.25
 201674462    0.25
 201691649    0.25
 201712114    0.25
 201773207    0.25
 201821683    0.25
 201821899    0.25
 201823754    0.25
 201837630    0.25
 201848504    0.25
 201849122    0.25
 201853207    0.25
 201853504    0.25
 201853892    0.25
 201856697    0.25
 201861838    0.25
 201872504    0.25
 201876380    0.25
 201878048    0.25
 201878535    0.25
 201878915    0.25
 201879467    0.25
 201881422    0.25
 201883303    0.25
 201883451    0.25
 201883923    0.25
 201884087    0.25
 201884954    0.25
 201885399    0.25
 201895851    0.25

 201896149    0.25
 201901840    0.25
 201903606    0.25
 201903762    0.25
 201907276    0.25
 201908571    0.25
 201912698    0.25
 201913175    0.25
 201914462    0.25
 201927860    0.25
 201929239    0.25
 201932720    0.25
 201934007    0.25
 201940947    0.25
 201944931    0.25
 201945391    0.25
 201945508    0.25
 201946597    0.25
 201947041    0.25
 201948072    0.25
 201948767    0.25
 201948833    0.25
 201949005    0.25
 201953098    0.25
 201956745    0.25
 201957495    0.25
 201957842    0.25
 201958188    0.25
 201958634    0.25
 201958832    0.25
 201960150    0.25
 201962339    0.25
 201962362    0.25
 201969813    0.25
 201970092    0.25
 201974383    0.25
 201976784    0.25
 201977618    0.25
 201978137    0.25
 201978657    0.25
 201978798    0.25
 201979796    0.25

 201979978    0.25
 201981909    0.25
 201982808    0.25
 201983301    0.25
 201984473    0.25
 201984499    0.25
 201985439    0.25
 201987187    0.25
 201987294    0.25
 201987377    0.25
 201988268    0.25
 201988854    0.25
 201990603    0.25
 201991742    0.25
 201992773    0.25
 201997947    0.25
 201998002    0.25
 202000162    0.25
 202001517    0.25
 202003810    0.25
 202004628    0.25
 202005187    0.25
 202007316    0.25
 202009940    0.25
 202010914    0.25
 202012829    0.25
 202012936    0.25
 202013124    0.25
 202019238    0.25
 202023453    0.25
 202023883    0.25
 202023941    0.25
 202025029    0.25
 202027462    0.25
 202027629    0.25
 202028197    0.25
 202028452    0.25
 202030276    0.25
 202030656    0.25
 202036463    0.25
 202038147    0.25
 202040424    0.25

 202042024    0.25
 202042974    0.25
 202043196    0.25
 202043618    0.25
 202043956    0.25
 202044269    0.25
 202045688    0.25
 202046025    0.25
 202046439    0.25
 202047346    0.25
 202048484    0.25
 202051132    0.25
 202051546    0.25
 202055943    0.25
 202058186    0.25
 202064440    0.25
 202064515    0.25
 202064838    0.25
 202065231    0.25
 202067328    0.25
 202070363    0.25
 202071528    0.25
 202071593    0.25
 202073573    0.25
 202073904    0.25
 202074167    0.25
 202075727    0.25
 202075784    0.25
 202077012    0.25
 202078481    0.25
 202079141    0.25
 202079190    0.25
 202080651    0.25
 202080750    0.25
 202082137    0.25
 202084109    0.25
 202084380    0.25
 202086740    0.25
 202087094    0.25
 202089355    0.25
 202090494    0.25
 202092490    0.25

 202094975    0.25
 202094991    0.25
 202095238    0.25
 202095303    0.25
 202095592    0.25
 202097333    0.25
 202097796    0.25
 202100897    0.25
 202102737    0.25
 202113254    0.25
 700054950    0.25
 700056229    0.25
 700059447    0.25
 700063134    0.25
 700065394    0.25
 700067960    0.25
 750139586    0.25
  83819458    0.25
  84104660    0.25
  84421502    0.25
  84461862    0.25
  84584473    0.25
  84726264    0.25
  84738426    0.25
  84743772    0.25
  84769553    0.25
  84789577    0.25
  84794031    0.25
  84823368    0.25
  84830058    0.25
  84861517    0.25
  84882273    0.25
  84883594    0.25
  84899335    0.25
  84922749    0.25
  84923127    0.25
  84951672    0.25
  85091288    0.25
  85096089    0.25
  85138535    0.25
  85145431    0.25
  85159473    0.25

  85161792    0.25
  85211084    0.25
  85248987    0.25
  85272458    0.25
  85277879    0.25
  85281491    0.25
  85283380    0.25
  85298131    0.25
  85311322    0.25
  85323459    0.25
  85328474    0.25
  85363133    0.25
  85389161    0.25
  85390987    0.25
  85394385    0.25
  85396315    0.25
  85396737    0.25
  85407112    0.25
  85407757    0.25
  85413664    0.25
  85422228    0.25
  85422541    0.25
  85425270    0.25
  85432359    0.25
  85433423    0.25
  85438364    0.25
  85438596    0.25
  85450351    0.25
  85480036    0.25
  85480929    0.25
  85483402    0.25
  85485779    0.25
  85486496    0.25
  85507937    0.25
  85509263    0.25
  85512119    0.25
  85515112    0.25
  85524874    0.25
  85541449    0.25
  85542736    0.25
  85545093    0.25
  85557213    0.25

  85565802    0.25
  85567741    0.25
  85567956    0.25
  85571271    0.25
  85572675    0.25
  85573277    0.25
  85574382    0.25
  85580207    0.25
  85580355    0.25
  85587459    0.25
  85587723    0.25
  85592509    0.25
  85594745    0.25
  85602951    0.25
  85607513    0.25
  85609253    0.25
  85614964    0.25
  85620730    0.25
  85622900    0.25
  85624427    0.25
  85625200    0.25
  85633568    0.25
  85636629    0.25
  85644706    0.25
  85646131    0.25
  85648624    0.25
  85650869    0.25
  85651230    0.25
  85655934    0.25
  85659472    0.25
  85661502    0.25
  85663375    0.25
  85668622    0.25
  85671931    0.25
  85675593    0.25
  85675858    0.25
  85676237    0.25
  85681609    0.25
  85681633    0.25
  85683514    0.25
  85687390    0.25
  85690691    0.25

  85691632    0.25
  85693992    0.25
  85694149    0.25
  85699619    0.25
  85699833    0.25
  85700755    0.25
  85702249    0.25
  85705424    0.25
  85709533    0.25
  85709822    0.25
  85712255    0.25
  85712701    0.25
  85712842    0.25
  85714905    0.25
  85715217    0.25
  85716165    0.25
  85719631    0.25
  85720407    0.25
  85721421    0.25
  85722122    0.25
  85722403    0.25
  85723823    0.25
  85727139    0.25
  85729150    0.25
  85729556    0.25
  85732014    0.25
  85734572    0.25
  85737161    0.25
  85738557    0.25
  85739829    0.25
  85739886    0.25
  85741163    0.25
  85741627    0.25
  85743797    0.25
  85744316    0.25
  85744415    0.25
  85745826    0.25
  85746436    0.25
  85747228    0.25
  85748325    0.25
  85748440    0.25
  85749125    0.25

  85749877    0.25
  85750339    0.25
  85750644    0.25
  85750859    0.25
  85753382    0.25
  85755940    0.25
  85756450    0.25
  85758308    0.25
  85758399    0.25
  85758639    0.25
  85759959    0.25
  85759983    0.25
  85760833    0.25
  85761468    0.25
  85761914    0.25
  85763779    0.25
  85764827    0.25
  85766129    0.25
  85766491    0.25
  85766871    0.25
  85766947    0.25
  85766988    0.25
  85769032    0.25
  85769438    0.25
  85770592    0.25
  85771905    0.25
  85772341    0.25
  85774156    0.25
  85774230    0.25
  85774701    0.25
  85777605    0.25
  85778421    0.25
  85778983    0.25
  85779874    0.25
  85780617    0.25
  85782126    0.25
  85784098    0.25
  85785830    0.25
  85786549    0.25
  85787042    0.25
  85788131    0.25
  85788305    0.25

  85788362    0.25
  85788842    0.25
  85789162    0.25
  85789329    0.25
  85789667    0.25
  85791879    0.25
  85793826    0.25
  85794543    0.25
  85795078    0.25
  85795706    0.25
  85796019    0.25
  85796985    0.25
  85798452    0.25
  85798494    0.25
  85798643    0.25
  85798700    0.25
  85799682    0.25
  85800522    0.25
  85801173    0.25
  85801827    0.25
  85804391    0.25
  85804680    0.25
  85804813    0.25
  85805885    0.25
  85806990    0.25
  85807220    0.25
  85807253    0.25
  85807287    0.25
  85807667    0.25
  85808541    0.25
  85808962    0.25
  85809291    0.25
  85809721    0.25
  85809945    0.25
  85811297    0.25
  85811560    0.25
  85811834    0.25
  85811859    0.25
  85814150    0.25
  85815132    0.25
  85815421    0.25
  85816445    0.25

  85818037    0.25
  85818375    0.25
  85820090    0.25
  85821114    0.25
  85822716    0.25
  85823524    0.25
  85824167    0.25
  85825552    0.25
  85826154    0.25
  85826550    0.25
  85826675    0.25
  85827624    0.25
  85828606    0.25
  85828846    0.25
  85829091    0.25
  85829141    0.25
  85829299    0.25
  85829760    0.25
  85830057    0.25
  85830081    0.25
  85830545    0.25
  85831733    0.25
  85833044    0.25
  85833267    0.25
  85833622    0.25
  85834570    0.25
  85834927    0.25
  85835718    0.25
  85836369    0.25
  85837557    0.25
  85838316    0.25
  85838845    0.25
  85838860    0.25
  85840114    0.25
  85840452    0.25
  85840569    0.25
  85841302    0.25
  85841617    0.25
  85841971    0.25
  85842151    0.25
  85842482    0.25
  85842938    0.25

  85843746    0.25
  85844082    0.25
  85844637    0.25
  85844728    0.25
  85845337    0.25
  85846103    0.25
  85846558    0.25
  85847168    0.25
  85847663    0.25
  85847887    0.25
  85848489    0.25
  85848935    0.25
  85849230    0.25
  85849602    0.25
  85849982    0.25
  85851046    0.25
  85851152    0.25
  85851277    0.25
  85852234    0.25
  85852432    0.25
  85853380    0.25
  85853513    0.25
  85853786    0.25
  85853836    0.25
  85853901    0.25
  85854594    0.25
  85854727    0.25
  85855666    0.25
  85856151    0.25
  85856631    0.25
  85856730    0.25
  85857506    0.25
  85857993    0.25
  85858132    0.25
  85858355    0.25
  85858405    0.25
  85858595    0.25
  85859130    0.25
  85859627    0.25
  85859676    0.25
  85859783    0.25
  85860005    0.25

  85860468    0.25
  85860708    0.25
  85861342    0.25
  85861722    0.25
  85861763    0.25
  85863991    0.25
  85864353    0.25
  85864676    0.25
  85865335    0.25
  85865475    0.25
  85865541    0.25
  85865822    0.25
  85866655    0.25
  85867646    0.25
  85867976    0.25
  85868446    0.25
  85868651    0.25
  85868842    0.25
  85869154    0.25
  85869469    0.25
  85870293    0.25
  85870525    0.25
  85870756    0.25
  85870988    0.25
  85871028    0.25
  85871101    0.25
  85871515    0.25
  85872273    0.25
  85873453    0.25
  85873701    0.25
  85874030    0.25
  85874220    0.25
  85874386    0.25
  85874451    0.25
  85874998    0.25
  85875466    0.25
  85875623    0.25
  85876308    0.25
  85877595    0.25
  85877769    0.25
  85879245    0.25
  85879351    0.25

  85880326    0.25
  85880466    0.25
  85880508    0.25
  85880896    0.25
  85881472    0.25
  85881837    0.25
  85882017    0.25
  85882348    0.25
  85882835    0.25
  85883361    0.25
  85883452    0.25
  85883619    0.25
  85883767    0.25
  85883817    0.25
  85883858    0.25
  85883916    0.25
  85884260    0.25
  85884385    0.25
  85885333    0.25
  85885853    0.25
  85885978    0.25
  85886752    0.25
  85887685    0.25
  85887826    0.25
  85888386    0.25
  85888519    0.25
  85889285    0.25
  85889699    0.25
  85889749    0.25
  85889921    0.25
  85890366    0.25
  85891273    0.25
  85892412    0.25
  85892586    0.25
  85892610    0.25
  85892784    0.25
  85892990    0.25
  85893097    0.25
  85893170    0.25
  85893220    0.25
  85893410    0.25
  85893428    0.25

  85893519    0.25
  85893568    0.25
  85893816    0.25
  85893824    0.25
  85894368    0.25
  85894913    0.25
  85895514    0.25
  85895902    0.25
  85895944    0.25
  85896785    0.25
  85896942    0.25
  85896967    0.25
  85897049    0.25
  85897171    0.25
  85897502    0.25
  85897957    0.25
  85898070    0.25
  85898237    0.25
  85898682    0.25
  85898724    0.25
  85899177    0.25
  85899326    0.25
  85900439    0.25
  85900504    0.25
  85900777    0.25
  85901072    0.25
  85901106    0.25
  85901585    0.25
  85901866    0.25
  85901882    0.25
  85902740    0.25
  85902948    0.25
  85903268    0.25
  85903540    0.25
  85903698    0.25
  85903920    0.25
  85904019    0.25
  85904159    0.25
  85904365    0.25
  85904514    0.25
  85905982    0.25
  85906006    0.25

  85906097    0.25
  85906154    0.25
  85906683    0.25
  85907038    0.25
  85907731    0.25
  85908010    0.25
  85908564    0.25
  85908820    0.25
  85909919    0.25
  85910479    0.25
  85910933    0.25
  85911709    0.25
  85912111    0.25
  85912244    0.25
  85912418    0.25
  85913358    0.25
  85914430    0.25
  85914471    0.25
  85914851    0.25
  85914877    0.25
  85915536    0.25
  85915759    0.25
  85917110    0.25
  85917490    0.25
  85917532    0.25
  85917821    0.25
  85918258    0.25
  85918811    0.25
  85918837    0.25
  85919215    0.25
  85919280    0.25
  85920122    0.25
  85920353    0.25
  85920437    0.25
  85920791    0.25
  85921047    0.25
  85921203    0.25
  85921443    0.25
  85921559    0.25
  85922425    0.25
  85922680    0.25
  85922763    0.25

  85922946    0.25
  85923555    0.25
  85923860    0.25
  85924231    0.25
  85924264    0.25
  85924355    0.25
  85924835    0.25
  85924892    0.25
  85925139    0.25
  85925659    0.25
  85925923    0.25
  85926269    0.25
  85926616    0.25
  85928059    0.25
  85928265    0.25
  85929057    0.25
  85929230    0.25
  85929388    0.25
  85929560    0.25
  85929917    0.25
  85929966    0.25
  85930642    0.25
  85930725    0.25
  85931111    0.25
  85931160    0.25
  85931632    0.25
  85931756    0.25
  85931889    0.25
  85932010    0.25
  85932358    0.25
  85932416    0.25
  85934578    0.25
  85934925    0.25
  85935369    0.25
  85935476    0.25
  85937043    0.25
  85937324    0.25
  85938041    0.25
  85938389    0.25
  85939593    0.25
  85940112    0.25
  85940252    0.25

  85940336    0.25
  85940476    0.25
  85940534    0.25
  85940641    0.25
  85940799    0.25
  85940864    0.25
  85940955    0.25
  85941680    0.25
  85941821    0.25
  85942159    0.25
  85942225    0.25
  85943454    0.25
  85944239    0.25
  85944775    0.25
  85944858    0.25
  85944940    0.25
  85945343    0.25
  85946234    0.25
  85946283    0.25
  85947166    0.25
  85947323    0.25
  85947372    0.25
  85947596    0.25
  85947661    0.25
  85947919    0.25
  85948032    0.25
  85948628    0.25
  85948776    0.25
  85948966    0.25
  85949899    0.25
  85950061    0.25
  85950210    0.25
  85950590    0.25
  85950806    0.25
  85951507    0.25
  85951523    0.25
  85952224    0.25
  85952307    0.25
  85952604    0.25
  85952901    0.25
  85953073    0.25
  85953495    0.25

  85953644    0.25
  85954261    0.25
  85954410    0.25
  85955540    0.25
  85958809    0.25
  85959062    0.25
  85959815    0.25
  85960300    0.25
  85961076    0.25
  85961142    0.25
  85961241    0.25
  85961969    0.25
  85962579    0.25
  85963171    0.25
  85963247    0.25
  85964450    0.25
  85964732    0.25
  85965440    0.25
  85965952    0.25
  85966018    0.25
  85966273    0.25
  85966612    0.25
  85966638    0.25
  85966653    0.25
  85967263    0.25
  85967479    0.25
  85968410    0.25
  85968501    0.25
  85969525    0.25
  85969905    0.25
  85970416    0.25
  85971125    0.25
  85971208    0.25
  85971430    0.25
  85971554    0.25
  85971620    0.25
  85971810    0.25
  85971919    0.25
  85972610    0.25
  85972628    0.25
  85972727    0.25
  85973030    0.25

  85973097    0.25
  85973139    0.25
  85974475    0.25
  85975290    0.25
  85975647    0.25
  85975944    0.25
  85976009    0.25
  85976066    0.25
  85976090    0.25
  85976116    0.25
  85978294    0.25
  85978369    0.25
  85979300    0.25
  85979474    0.25
  85979532    0.25
  85980035    0.25
  85980647    0.25
  85981355    0.25
  85981462    0.25
  85982056    0.25
  85982171    0.25
  85982668    0.25
  85982965    0.25
  85983062    0.25
  85983948    0.25
  85984144    0.25
  85984268    0.25
  85985125    0.25
  85985414    0.25
  85989150    0.25
  85989812    0.25
  85989895    0.25
  85992162    0.25
  85992980    0.25
  85994150    0.25
  85994960    0.25
  85996411    0.25
  85997104    0.25
  85997120    0.25
  85997252    0.25
  85997534    0.25
  85999407    0.25

  85999928    0.25
  86000031    0.25
  86001625    0.25
  86001682    0.25
  86002144    0.25
  86003845    0.25
  86010915    0.25
  86013059    0.25
  86020203    0.25
  86021425    0.25
  86023900    0.25
  86028966    0.25
  86032414    0.25
  86040359    0.25
  86052099    0.25
  86075082    0.25
  86088408    0.25
 201179645    0.25
 201188414    0.25
 201255684    0.25
 201589918    0.25
 201625563    0.25
 201641255    0.25
 201677689    0.25
 201690930    0.25
 201714573    0.25
 201760733    0.25
 201801826    0.25
 201826336    0.25
 201830056    0.25
 201851011    0.25
 201853009    0.25
 201862257    0.25
 201877297    0.25
 201879301    0.25
 201897121    0.25
 201898392    0.25
 201898525    0.25
 201901378    0.25
 201917002    0.25
 201917028    0.25
 201921525    0.25

 201921806    0.25
 201922192    0.25
 201926383    0.25
 201926458    0.25
 201927845    0.25
 201929742    0.25
 201930955    0.25
 201938180    0.25
 201938834    0.25
 201938933    0.25
 201943537    0.25
 201951019    0.25
 201951118    0.25
 201957289    0.25
 201959566    0.25
 201959640    0.25
 201965647    0.25
 201966546    0.25
 201967478    0.25
 201970233    0.25
 201972155    0.25
 201976941    0.25
 201981842    0.25
 201985447    0.25
 201986759    0.25
 201987336    0.25
 201987914    0.25
 201990355    0.25
 201990447    0.25
 201992039    0.25
 201993276    0.25
 201996956    0.25
 201997905    0.25
 201998614    0.25
 202002333    0.25
 202002721    0.25
 202003638    0.25
 202003828    0.25
 202004511    0.25
 202005757    0.25
 202006425    0.25
 202008348    0.25

 202009569    0.25
 202009700    0.25
 202010757    0.25
 202011441    0.25
 202011813    0.25
 202013348    0.25
 202015012    0.25
 202016218    0.25
 202016283    0.25
 202021283    0.25
 202021390    0.25
 202024212    0.25
 202024964    0.25
 202025128    0.25
 202025250    0.25
 202026803    0.25
 202027710    0.25
 202028650    0.25
 202028718    0.25
 202028981    0.25
 202033254    0.25
 202034096    0.25
 202035689    0.25
 202037008    0.25
 202037099    0.25
 202037255    0.25
 202037412    0.25
 202037495    0.25
 202037529    0.25
 202038477    0.25
 202039467    0.25
 202040085    0.25
 202040366    0.25
 202042941    0.25
 202043048    0.25
 202045555    0.25
 202046140    0.25
 202046603    0.25
 202047742    0.25
 202049375    0.25
 202050274    0.25
 202050399    0.25

 202052338    0.25
 202052544    0.25
 202054276    0.25
 202055083    0.25
 202055182    0.25
 202056040    0.25
 202057808    0.25
 202058764    0.25
 202058830    0.25
 202058863    0.25
 202058954    0.25
 202060497    0.25
 202060893    0.25
 202060950    0.25
 202064226    0.25
 202064424    0.25
 202064739    0.25
 202066189    0.25
 202066619    0.25
 202067179    0.25
 202067617    0.25
 202068672    0.25
 202069399    0.25
 202071551    0.25
 202071882    0.25
 202072237    0.25
 202072294    0.25
 202072823    0.25
 202073201    0.25
 202073714    0.25
 202073862    0.25
 202074530    0.25
 202076410    0.25
 202076576    0.25
 202078200    0.25
 202079067    0.25
 202079075    0.25
 202081808    0.25
 202082038    0.25
 202082046    0.25
 202082277    0.25
 202082376    0.25

 202082632    0.25
 202084448    0.25
 202084471    0.25
 202085502    0.25
 202086575    0.25
 202087979    0.25
 202088282    0.25
 202088803    0.25
 202089546    0.25
 202089843    0.25
 202090262    0.25
 202091435    0.25
 202091773    0.25
 202091898    0.25
 202092870    0.25
 202094009    0.25
 202094017    0.25
 202094454    0.25
 202095469    0.25
 202095774    0.25
 202096533    0.25
 202097572    0.25
 202099545    0.25
 202100574    0.25
 202100624    0.25
 202101507    0.25
 202104113    0.25
 202105839    0.25
 202106332    0.25
 202107678    0.25
 202108320    0.25
 202108353    0.25
 202109021    0.25
 202109062    0.25
 202109989    0.25
 202110532    0.25
 202112041    0.25
 202112876    0.25
 202116703    0.25
 202119368    0.25
 202120366    0.25
 202124244    0.25

 202125712    0.25
 202130266    0.25
 202130456    0.25
 202131710    0.25
 202134565    0.25
 700062102    0.25
 700063019    0.25
 700066368    0.25
 700066467    0.25
 700067556    0.25
 700067580    0.25
 750139867    0.25
  85780229    0.25
  85780773    0.25
  85848810    0.25
  85851434    0.25
  85851483    0.25
  85856995    0.25
  85890127    0.25
  85900389    0.25
  85907871    0.25
  85912566    0.25
  85917649    0.25
  85924272    0.25
  85934446    0.25
  85941870    0.25
  85944338    0.25
  85950376    0.25
  85951408    0.25
  85966588    0.25
  85967024    0.25
  85975803    0.25
  85976231    0.25
  85976819    0.25
  85984656    0.25
  85988764    0.25
  86021078    0.25
  86021516    0.25
  86028529    0.25
  86029220    0.25
  86030582    0.25
  86044401    0.25

  86059433    0.25
  86064417    0.25
 201647211    0.25
 202101788    0.25
 202113643    0.25
 202136636    0.25
  85545507    0.25
  85646578    0.25
  85691566    0.25
  85809861    0.25
  85824563    0.25
  85827046    0.25
  85840999    0.25
  85842599    0.25
  85848919    0.25
  85857241    0.25
  85866242    0.25
  85872075    0.25
  85880789    0.25
  85881498    0.25
  85895621    0.25
  85913804    0.25
  85915361    0.25
  85915478    0.25
  85915619    0.25
  85916500    0.25
  85916757    0.25
  85925931    0.25
  85927028    0.25
  85933380    0.25
  85933869    0.25
  85936169    0.25
  85942357    0.25
  85947521    0.25
  85947802    0.25
  85954287    0.25
  85956340    0.25
  85956415    0.25
  85957512    0.25
  85965168    0.25
  85966885    0.25
  85972917    0.25

  85973089    0.25
  85982601    0.25
  85984102    0.25
  85985141    0.25
  85985497    0.25
  85990760    0.25
  85993053    0.25
  85997039    0.25
  86000023    0.25
  86000361    0.25
  86002458    0.25
  86002912    0.25
  86005105    0.25
  86009602    0.25
  86013687    0.25
  86014149    0.25
  86014263    0.25
  86018041    0.25
  86024072    0.25
  86024932    0.25
  86028438    0.25
  86029709    0.25
  86033776    0.25
  86036993    0.25
  86037090    0.25
  86037116    0.25
  86042348    0.25
  86053576    0.25
  86057023    0.25
  86058104    0.25
  86076874    0.25
  86079993    0.25
  86143633    0.25
 201717022    0.25
 201742202    0.25
 201856283    0.25
 201941705    0.25
 201993581    0.25
 201999786    0.25
 202006623    0.25
 202019980    0.25
 202036927    0.25

 202036992    0.25
 202056636    0.25
 202064648    0.25
 202069001    0.25
 202076493    0.25
 202080016    0.25
 202091336    0.25
 202096475    0.25
 202104451    0.25
 202104634    0.25
 202105516    0.25
 202109500    0.25
 202110607    0.25
 202120945    0.25
 202125639    0.25
 202126074    0.25
 202126223    0.25
 202130753    0.25
 202131595    0.25
  85842805    0.25
  85854404    0.25
  85880029    0.25
  85903771    0.25
  85937183    0.25
  85941557    0.25
  85948883    0.25
  85954675    0.25
  85961365    0.25
  85977767    0.25
  85980118    0.25
  85981108    0.25
  85987949    0.25
  85999415    0.25
  86003753    0.25
  86012986    0.25
  86021466    0.25
  86040953    0.25
  86045630    0.25
  86072410    0.25
  86100955    0.25
 202116208    0.25
  85767523    0.25

  85818607    0.25
  85823045    0.25
 202021879    0.25
 202022075    0.25
  85828085    0.25
  85840635    0.25
  85855849    0.25
  85939148    0.25
  85949964    0.25
  85534832    0.25
  85744225    0.25
  85760247    0.25
  85765238    0.25
  85769503    0.25
  85814879    0.25
  85868537    0.25
  85870418    0.25
  85871077    0.25
  85873214    0.25
  85897478    0.25
  85898971    0.25
  85912087    0.25
  85925857    0.25
  85929693    0.25
  85930600    0.25
  85939163    0.25
  85943298    0.25
  85953206    0.25
  85959955    0.25
  85961050    0.25
  85964393    0.25
  85968915    0.25
  85969186    0.25
  85979490    0.25
  85979995    0.25
  85987121    0.25
  85991610    0.25
  86000502    0.25
  86000692    0.25
  86003258    0.25
  86012648    0.25
  86030293    0.25

 202004289    0.25
 202119079    0.25
 202120044    0.25
 700068059    0.25
  85571396    0.25
  85710002    0.25
  85768984    0.25
  85787083    0.25
  85815777    0.25
  85821817    0.25
  85862993    0.25
  85863884    0.25
  85877058    0.25
  85881241    0.25
  85893477    0.25
  85912871    0.25
  85920536    0.25
  85924751    0.25
  85933638    0.25
  85934305    0.25
  85959914    0.25
  85965598    0.25
  85966497    0.25
  86007853    0.25
  86031796    0.25
  86038866    0.25
  86051562    0.25
 202059176    0.25
 202067401    0.25
 202067534    0.25
 202073243    0.25
 202107074    0.25
  85909950    0.25
  85943413    0.25
  86011574    0.25
  86023322    0.25
  86035086    0.25
 202122701    0.25
  85707644    0.25
  85762623    0.25
  85771202    0.25
  85782258    0.25

  85786911    0.25
  85787703    0.25
  85812337    0.25
  85815546    0.25
  85818318    0.25
  85831360    0.25
  85841468    0.25
  85848463    0.25
  85853646    0.25
  85853869    0.25
  85857159    0.25
  85860393    0.25
  85864486    0.25
  85868131    0.25
  85869873    0.25
  85871606    0.25
  85880144    0.25
  85893469    0.25
  85910388    0.25
  85917367    0.25
  85919009    0.25
  85924637    0.25
  85934867    0.25
  85940492    0.25
  85948222    0.25
  85952042    0.25
  85956480    0.25
  85958825    0.25
  85964427    0.25
  85964757    0.25
  85968865    0.25
  85969574    0.25
  85973386    0.25
  85978799    0.25
  85986511    0.25
  85988285    0.25
  85989200    0.25
  85992501    0.25
  85996841    0.25
  85997922    0.25
  86008521    0.25
  86008984    0.25

  86009230    0.25
  86009693    0.25
  86009792    0.25
  86009941    0.25
 201958790    0.25
 202075792    0.25
 202082251    0.25
 202093548    0.25
 202122800    0.25
 202127015    0.25
  85955771    0.25
  85843084    0.25
 202103487    0.25
  85937241    0.25
  85819381    0.25
  85863090    0.25
  85876589    0.25
  85883882    0.25
  85887735    0.25
  85890598    0.25
  85898179    0.25
  85908325    0.25
  85932457    0.25
  85933828    0.25
  85950152    0.25
 201819364    0.25
 202064283    0.25
  85572410    0.25
  85700417    0.25
  85703502    0.25
  85784213    0.25
  85806271    0.25
  85817328    0.25
  85835296    0.25
  85842748    0.25
  85849628    0.25
  85891968    0.25
  85892354    0.25
  85908473    0.25
  85909646    0.25
  85917557    0.25
  85923373    0.25

  85931780    0.25
  85968238    0.25
  85977270    0.25
  85999704    0.25
  85869634    0.25
  85877967    0.25
  85879278    0.25
  85897239    0.25
  85922458    0.25
  85923050    0.25
  85933406    0.25
  85939262    0.25
  85965036    0.25
  85987386    0.25
  85997906    0.25
  86047362    0.25
 201607884    0.25
  85833028    0.25
  85917250    0.25
  85922805    0.25
  85935385    0.25
  85981546    0.25
  85981850    0.25
  86023413    0.25
  85924173    0.25
  85975332    0.25
  85976512    0.25
  85992188    0.25
  86017241    0.25
  86022563    0.25
  85703460    0.25
  85913168    0.25
  85927853    0.25
  85963866    0.25
  85997690    0.25
  86008356    0.25
  86049640    0.25
  86099678    0.25
  85848067    0.25
  85868438    0.25
  85943900    0.25
 202061099    0.25

 202081956    0.25
  85607984    0.25
  85645166    0.25
  85829950    0.25
  85831667    0.25
  85849297    0.25
  85913879    0.25
  85930220    0.25
  85944668    0.25
  85992717    0.25
  86019395    0.25
  86047594    0.25
 202000071    0.25
 202085874    0.25
 202103065    0.25
 202142568    0.25
  85701092    0.25
  85981371    0.25
  86029089    0.25
 202116828    0.25
  85706547    0.25
  85741304    0.25
  85792786    0.25
  85841591    0.25
  85874626    0.25
  85910347    0.25
  85921013    0.25
  85944734    0.25
  85956852    0.25
  85966505    0.25
  85969277    0.25
  86002128    0.25
  86009057    0.25
  86011608    0.25
  86066867    0.25
 202105763    0.25
 202112074    0.25
  85630630    0.25
  85674232    0.25
  85712925    0.25
  85776847    0.25
  85796126    0.25

  85797678    0.25
  85806594    0.25
  85810760    0.25
  85811347    0.25
  85825354    0.25
  85839363    0.25
  85917755    0.25
  85919413    0.25
  85933356    0.25
  85950848    0.25
  85951713    0.25
 201975257    0.25
 202008033    0.25
 202037883    0.25
 202095345    0.25
 202108122    0.25
 750143463    0.25
  85826832    0.25
  85864791    0.25
  85908895    0.25
  85914406    0.25
  86018702    0.25
  86030384    0.25
  85728079    0.25
  85577096    0.25
  85922193    0.25
  85952141    0.25
  85957850    0.25
  85965499    0.25
  85995488    0.25
  86003688    0.25
  86005675    0.25
  86005758    0.25
  86010840    0.25
  86011764    0.25
  86027174    0.25
  86040912    0.25
  86068384    0.25
  86069010    0.25
  86129707    0.25
  85856573    0.25
  85908424    0.25

  85947968    0.25
  86006632    0.25
  86043312    0.25
  86055035    0.25
  86075652    0.25
 202039947    0.25
  85767861    0.25
  85805794    0.25
  85887602    0.25
  85900470    0.25
  85927622    0.25
  86052610    0.25
  85820652    0.25
  85908648    0.25
  85650679    0.25
  85752814    0.25
  85794824    0.25
  85796092    0.25
  85857043    0.25
  85884286    0.25
  85884591    0.25
  85888857    0.25
  85890796    0.25
  85891976    0.25
  85903102    0.25
  85903284    0.25
  85924280    0.25
  85932085    0.25
  85932630    0.25
  85935070    0.25
  85945970    0.25
  85946663    0.25
  85977759    0.25
  85982759    0.25
  85988806    0.25
  86011756    0.25
  86050036    0.25
 202040515    0.25
 202094744    0.25
 202099248    0.25
 202103818    0.25
 202110904    0.25

 700067713    0.25
  85881464    0.25
  85889731    0.25
  85946192    0.25
  86027117    0.25
  86061058    0.25
  86118247    0.25
 201884731    0.25
 201886256    0.25
 202134227    0.25
 700063563    0.25
  85661064    0.25
  85715191    0.25
  85835775    0.25
  85855526    0.25
  85877710    0.25
  85892255    0.25
  85904068    0.25
  85921229    0.25
  85923035    0.25
  85940310    0.25
  85961563    0.25
  85969012    0.25
  85977833    0.25
  85997997    0.25
  85998813    0.25
  85999241    0.25
  86009644    0.25
  86019544    0.25
  86025491    0.25
  85778660    0.25
  85798676    0.25
  85813418    0.25
  85875540    0.25
  85880748    0.25
  85893618    0.25
  85957660    0.25
  85972503    0.25
  85973253    0.25
  86000734    0.25
  86009768    0.25
  86042181    0.25

  86045424    0.25
  86078599    0.25
  86082153    0.25
  86126919    0.25
 202065991    0.25
 202119178    0.25
 202125043    0.25
 202130761    0.25
 202131314    0.25
  84970870    0.25
  85098507    0.25
  85153286    0.25
  85154698    0.25
  85172146    0.25
  85230183    0.25
  85297448    0.25
  85323996    0.25
  85362481    0.25
  85362739    0.25
  85388411    0.25
  85393247    0.25
  85407427    0.25
  85419554    0.25
  85426930    0.25
  85434355    0.25
  85447977    0.25
  85467702    0.25
  85471514    0.25
  85478378    0.25
  85479996    0.25
  85487346    0.25
  85496073    0.25
  85512150    0.25
  85512465    0.25
  85512846    0.25
  85513059    0.25
  85513497    0.25
  85517464    0.25
  85529899    0.25
  85530863    0.25
  85558906    0.25
  85563609    0.25

  85576338    0.25
  85584647    0.25
  85594034    0.25
  85606861    0.25
  85618742    0.25
  85622892    0.25
  85624195    0.25
  85627370    0.25
  85639201    0.25
  85640720    0.25
  85647683    0.25
  85653210    0.25
  85675023    0.25
  85707420    0.25
  85708063    0.25
  85714111    0.25
  85714228    0.25
  85721850    0.25
  85725877    0.25
  85726263    0.25
  85729614    0.25
  85731230    0.25
  85734549    0.25
  85737724    0.25
  85739175    0.25
  85741668    0.25
  85746626    0.25
  85755841    0.25
  85757565    0.25
  85760148    0.25
  85763720    0.25
  85765204    0.25
  85774735    0.25
  85774784    0.25
  85776128    0.25
  85778405    0.25
  85787661    0.25
  85793040    0.25
  85797801    0.25
  85798007    0.25
  85801967    0.25
  85803740    0.25

  85808533    0.25
  85811396    0.25
  85814663    0.25
  85820116    0.25
  85821528    0.25
  85826584    0.25
  85826907    0.25
  85827418    0.25
  85832095    0.25
  85832301    0.25
  85832962    0.25
  85836526    0.25
  85837326    0.25
  85838290    0.25
  85839603    0.25
  85840924    0.25
  85841633    0.25
  85842300    0.25
  85845899    0.25
  85852481    0.25
  85852655    0.25
  85856060    0.25
  85858660    0.25
  85860526    0.25
  85861938    0.25
  85864171    0.25
  85866770    0.25
  85867083    0.25
  85871440    0.25
  85872463    0.25
  85873255    0.25
  85873776    0.25
  85874758    0.25
  85874931    0.25
  85875326    0.25
  85878486    0.25
  85878577    0.25
  85879989    0.25
  85881191    0.25
  85881662    0.25
  85882850    0.25
  85882991    0.25

  85884252    0.25
  85884336    0.25
  85884492    0.25
  85887453    0.25
  85888113    0.25
  85891240    0.25
  85891711    0.25
  85892693    0.25
  85895050    0.25
  85896421    0.25
  85897767    0.25
  85897791    0.25
  85898880    0.25
  85899417    0.25
  85899763    0.25
  85900009    0.25
  85900041    0.25
  85900561    0.25
  85901197    0.25
  85901726    0.25
  85901775    0.25
  85902062    0.25
  85902799    0.25
  85903169    0.25
  85903474    0.25
  85906014    0.25
  85907053    0.25
  85908036    0.25
  85909844    0.25
  85910719    0.25
  85911352    0.25
  85913903    0.25
  85915270    0.25
  85917664    0.25
  85917888    0.25
  85919694    0.25
  85921427    0.25
  85922284    0.25
  85922748    0.25
  85923969    0.25
  85926103    0.25
  85926483    0.25

  85928471    0.25
  85928687    0.25
  85929081    0.25
  85930113    0.25
  85930626    0.25
  85931350    0.25
  85934206    0.25
  85936979    0.25
  85939197    0.25
  85939239    0.25
  85940294    0.25
  85941052    0.25
  85942076    0.25
  85942589    0.25
  85943058    0.25
  85944015    0.25
  85945392    0.25
  85946879    0.25
  85947406    0.25
  85947836    0.25
  85948008    0.25
  85948479    0.25
  85948495    0.25
  85949659    0.25
  85949840    0.25
  85950681    0.25
  85951341    0.25
  85951366    0.25
  85951697    0.25
  85952745    0.25
  85955599    0.25
  85956035    0.25
  85956126    0.25
  85957637    0.25
  85958304    0.25
  85959112    0.25
  85959484    0.25
  85960276    0.25
  85960367    0.25
  85961217    0.25
  85961332    0.25
  85961357    0.25

  85961928    0.25
  85962074    0.25
  85963999    0.25
  85964476    0.25
  85964534    0.25
  85964666    0.25
  85966083    0.25
  85966562    0.25
  85966695    0.25
  85967537    0.25
  85967693    0.25
  85968162    0.25
  85969459    0.25
  85969889    0.25
  85970515    0.25
  85971505    0.25
  85972438    0.25
  85972578    0.25
  85972685    0.25
  85972941    0.25
  85973683    0.25
  85975001    0.25
  85975399    0.25
  85976132    0.25
  85976215    0.25
  85976272    0.25
  85977171    0.25
  85977387    0.25
  85978401    0.25
  85979888    0.25
  85979961    0.25
  85980092    0.25
  85980407    0.25
  85981348    0.25
  85981595    0.25
  85981660    0.25
  85982627    0.25
  85982742    0.25
  85982874    0.25
  85983922    0.25
  85984219    0.25
  85984474    0.25

  85987030    0.25
  85988319    0.25
  85989671    0.25
  85989853    0.25
  85990067    0.25
  85990976    0.25
  85991404    0.25
  85992840    0.25
  85993228    0.25
  85993293    0.25
  85993467    0.25
  85994747    0.25
  85994838    0.25
  85994879    0.25
  85995199    0.25
  85995462    0.25
  85996791    0.25
  85998755    0.25
  85999175    0.25
  85999670    0.25
  85999787    0.25
  86000056    0.25
  86001435    0.25
  86001484    0.25
  86001898    0.25
  86002060    0.25
  86002433    0.25
  86002565    0.25
  86003134    0.25
  86003977    0.25
  86005865    0.25
  86005907    0.25
  86007457    0.25
  86007945    0.25
  86008240    0.25
  86008513    0.25
  86008836    0.25
  86009040    0.25
  86009354    0.25
  86009552    0.25
  86010410    0.25
  86010626    0.25

  86010881    0.25
  86011277    0.25
  86011343    0.25
  86011848    0.25
  86012358    0.25
  86012663    0.25
  86012887    0.25
  86013018    0.25
  86013109    0.25
  86013448    0.25
  86013869    0.25
  86014156    0.25
  86014479    0.25
  86014685    0.25
  86014867    0.25
  86014990    0.25
  86015047    0.25
  86015229    0.25
  86015831    0.25
  86016417    0.25
  86016466    0.25
  86016706    0.25
  86018470    0.25
  86018629    0.25
  86019429    0.25
  86020484    0.25
  86021284    0.25
  86021300    0.25
  86021623    0.25
  86021730    0.25
  86021961    0.25
  86022266    0.25
  86022688    0.25
  86022852    0.25
  86022936    0.25
  86022951    0.25
  86023140    0.25
  86023462    0.25
  86024775    0.25
  86025988    0.25
  86026333    0.25
  86026473    0.25

  86026945    0.25
  86027042    0.25
  86027737    0.25
  86027851    0.25
  86028420    0.25
  86029105    0.25
  86029287    0.25
  86030475    0.25
  86030624    0.25
  86030731    0.25
  86030905    0.25
  86031309    0.25
  86031531    0.25
  86031747    0.25
  86032497    0.25
  86032893    0.25
  86033024    0.25
  86033321    0.25
  86033479    0.25
  86033685    0.25
  86034345    0.25
  86034493    0.25
  86034873    0.25
  86036183    0.25
  86036373    0.25
  86036597    0.25
  86036662    0.25
  86036951    0.25
  86037348    0.25
  86038163    0.25
  86039682    0.25
  86040490    0.25
  86041282    0.25
  86041357    0.25
  86042496    0.25
  86043775    0.25
  86045606    0.25
  86045788    0.25
  86046901    0.25
  86047917    0.25
  86048378    0.25
  86048592    0.25

  86048865    0.25
  86048998    0.25
  86049806    0.25
  86050358    0.25
  86050515    0.25
  86050630    0.25
  86051935    0.25
  86052057    0.25
  86052131    0.25
  86052388    0.25
  86052404    0.25
  86052933    0.25
  86054509    0.25
  86054996    0.25
  86055688    0.25
  86055738    0.25
  86056165    0.25
  86056678    0.25
  86056983    0.25
  86057437    0.25
  86057940    0.25
  86058310    0.25
  86059409    0.25
  86059656    0.25
  86060167    0.25
  86060670    0.25
  86060746    0.25
  86062049    0.25
  86063278    0.25
  86064870    0.25
  86066396    0.25
  86067345    0.25
  86068079    0.25
  86068236    0.25
  86068269    0.25
  86068491    0.25
  86068533    0.25
  86068707    0.25
  86070018    0.25
  86070026    0.25
  86070075    0.25
  86070588    0.25

  86073038    0.25
  86073244    0.25
  86073251    0.25
  86073319    0.25
  86073418    0.25
  86073558    0.25
  86073608    0.25
  86073772    0.25
  86073814    0.25
  86074119    0.25
  86074283    0.25
  86074713    0.25
  86075603    0.25
  86075710    0.25
  86076858    0.25
  86077138    0.25
  86077906    0.25
  86077989    0.25
  86078235    0.25
  86078250    0.25
  86079910    0.25
  86080074    0.25
  86080116    0.25
  86080124    0.25
  86080207    0.25
  86080454    0.25
  86080801    0.25
  86081825    0.25
  86082831    0.25
  86083607    0.25
  86084365    0.25
  86085784    0.25
  86086147    0.25
  86086428    0.25
  86086444    0.25
  86086717    0.25
  86087459    0.25
  86087483    0.25
  86088051    0.25
  86088705    0.25
  86088911    0.25
  86089323    0.25

  86091303    0.25
  86093036    0.25
  86093309    0.25
  86093390    0.25
  86095528    0.25
  86095841    0.25
  86096120    0.25
  86096385    0.25
  86098803    0.25
  86099066    0.25
  86100054    0.25
  86103611    0.25
  86104148    0.25
  86104189    0.25
  86104221    0.25
  86104643    0.25
  86106663    0.25
  86107521    0.25
  86110822    0.25
  86111416    0.25
  86111846    0.25
  86112224    0.25
  86113297    0.25
  86115458    0.25
  86115573    0.25
  86116761    0.25
  86118148    0.25
  86118932    0.25
  86121936    0.25
  86123510    0.25
  86124765    0.25
  86125184    0.25
  86125382    0.25
  86125549    0.25
  86127495    0.25
  86127693    0.25
  86129699    0.25
  86130887    0.25
  86132644    0.25
  86136116    0.25
  86139367    0.25
  86144508    0.25

  86146461    0.25
  86155132    0.25
  86158268    0.25
  86164365    0.25
  86166063    0.25
  86191475    0.25
 201279759    0.25
 201545431    0.25
 201577723    0.25
 201726353    0.25
 201872181    0.25
 201874336    0.25
 201876315    0.25
 201877578    0.25
 201878949    0.25
 201882479    0.25
 201893617    0.25
 201897295    0.25
 201901147    0.25
 201906989    0.25
 201925534    0.25
 201930500    0.25
 201930880    0.25
 201935103    0.25
 201951423    0.25
 201951456    0.25
 201952181    0.25
 201952397    0.25
 201957214    0.25
 201961653    0.25
 201977519    0.25
 201982907    0.25
 201985066    0.25
 202000303    0.25
 202007282    0.25
 202010898    0.25
 202016028    0.25
 202021911    0.25
 202024501    0.25
 202024634    0.25
 202025193    0.25
 202027348    0.25

 202033536    0.25
 202034054    0.25
 202035085    0.25
 202035705    0.25
 202037073    0.25
 202038642    0.25
 202039681    0.25
 202040283    0.25
 202041356    0.25
 202042495    0.25
 202042552    0.25
 202045506    0.25
 202047379    0.25
 202054144    0.25
 202055570    0.25
 202059408    0.25
 202059648    0.25
 202061248    0.25
 202061859    0.25
 202064911    0.25
 202065595    0.25
 202066205    0.25
 202066221    0.25
 202066239    0.25
 202066270    0.25
 202066411    0.25
 202066908    0.25
 202069431    0.25
 202069464    0.25
 202069753    0.25
 202071601    0.25
 202071940    0.25
 202073532    0.25
 202074316    0.25
 202074886    0.25
 202075230    0.25
 202075842    0.25
 202077806    0.25
 202079034    0.25
 202080495    0.25
 202082772    0.25
 202083713    0.25

 202083739    0.25
 202088175    0.25
 202088357    0.25
 202091153    0.25
 202092771    0.25
 202093514    0.25
 202095220    0.25
 202095295    0.25
 202096830    0.25
 202097069    0.25
 202097473    0.25
 202099446    0.25
 202099560    0.25
 202101135    0.25
 202102026    0.25
 202102117    0.25
 202102471    0.25
 202103420    0.25
 202105136    0.25
 202106290    0.25
 202106373    0.25
 202106399    0.25
 202107009    0.25
 202108452    0.25
 202108858    0.25
 202111803    0.25
 202112751    0.25
 202113221    0.25
 202113866    0.25
 202113924    0.25
 202114229    0.25
 202115770    0.25
 202116349    0.25
 202116992    0.25
 202118527    0.25
 202119442    0.25
 202121158    0.25
 202121752    0.25
 202122214    0.25
 202122396    0.25
 202122958    0.25
 202127346    0.25

 202128344    0.25
 202129136    0.25
 202133948    0.25
 202134706    0.25
 202136917    0.25
 202138095    0.25
 202138202    0.25
 202138558    0.25
 202138582    0.25
 202138681    0.25
 202138962    0.25
 202141412    0.25
 202141693    0.25
 202143699    0.25
 202145058    0.25
 202146221    0.25
 202147583    0.25
 202147716    0.25
 202147831    0.25
 202148144    0.25
 202148672    0.25
 202149860    0.25
 202150959    0.25
 202152880    0.25
 202159323    0.25
 202160123    0.25
 202160883    0.25
 202165502    0.25
 202167185    0.25
 700059181    0.25
 700065188    0.25
 700065816    0.25
 700069362    0.25
  84748789    0.25
  84836824    0.25
  84981463    0.25
  85052546    0.25
  85058048    0.25
  85071132    0.25
  85091957    0.25
  85127884    0.25
  85149409    0.25

  85186096    0.25
  85198687    0.25
  85204238    0.25
  85204386    0.25
  85205466    0.25
  85213783    0.25
  85216240    0.25
  85240554    0.25
  85241859    0.25
  85258960    0.25
  85273464    0.25
  85282358    0.25
  85282879    0.25
  85293421    0.25
  85302081    0.25
  85311462    0.25
  85318491    0.25
  85319713    0.25
  85321784    0.25
  85323699    0.25
  85325744    0.25
  85333474    0.25
  85334316    0.25
  85338200    0.25
  85338507    0.25
  85342251    0.25
  85344398    0.25
  85351005    0.25
  85351518    0.25
  85352094    0.25
  85354157    0.25
  85356806    0.25
  85360980    0.25
  85361236    0.25
  85363984    0.25
  85364842    0.25
  85366219    0.25
  85369510    0.25
  85370104    0.25
  85373298    0.25
  85374833    0.25
  85377927    0.25

  85379840    0.25
  85380996    0.25
  85383537    0.25
  85388809    0.25
  85391241    0.25
  85394930    0.25
  85395754    0.25
  85397800    0.25
  85398022    0.25
  85399970    0.25
  85401750    0.25
  85402220    0.25
  85403244    0.25
  85404598    0.25
  85405967    0.25
  85410637    0.25
  85411882    0.25
  85412096    0.25
  85416204    0.25
  85416865    0.25
  85417426    0.25
  85417483    0.25
  85417673    0.25
  85418218    0.25
  85418929    0.25
  85420875    0.25
  85422558    0.25
  85423937    0.25
  85424190    0.25
  85425692    0.25
  85425965    0.25
  85427821    0.25
  85428290    0.25
  85428555    0.25
  85428985    0.25
  85429330    0.25
  85431724    0.25
  85432474    0.25
  85433944    0.25
  85435089    0.25
  85438588    0.25
  85440261    0.25

  85442242    0.25
  85445294    0.25
  85446268    0.25
  85446789    0.25
  85446870    0.25
  85447688    0.25
  85448421    0.25
  85448496    0.25
  85450062    0.25
  85450666    0.25
  85450955    0.25
  85451367    0.25
  85452514    0.25
  85453876    0.25
  85454411    0.25
  85457216    0.25
  85458172    0.25
  85458339    0.25
  85458347    0.25
  85459048    0.25
  85460525    0.25
  85460822    0.25
  85462919    0.25
  85464261    0.25
  85464337    0.25
  85466662    0.25
  85466696    0.25
  85466894    0.25
  85467819    0.25
  85468114    0.25
  85469278    0.25
  85469351    0.25
  85469922    0.25
  85470060    0.25
  85471126    0.25
  85471589    0.25
  85472041    0.25
  85472199    0.25
  85474633    0.25
  85475101    0.25
  85475283    0.25
  85478139    0.25

  85478741    0.25
  85479764    0.25
  85480960    0.25
  85481570    0.25
  85482594    0.25
  85483444    0.25
  85483857    0.25
  85484004    0.25
  85485175    0.25
  85485704    0.25
  85486504    0.25
  85487361    0.25
  85487650    0.25
  85488138    0.25
  85488153    0.25
  85488294    0.25
  85488815    0.25
  85489458    0.25
  85490944    0.25
  85491009    0.25
  85491108    0.25
  85491405    0.25
  85491454    0.25
  85495000    0.25
  85495208    0.25
  85496537    0.25
  85497543    0.25
  85497915    0.25
  85498053    0.25
  85498228    0.25
  85498939    0.25
  85499291    0.25
  85500452    0.25
  85501328    0.25
  85501435    0.25
  85501468    0.25
  85502979    0.25
  85504215    0.25
  85504454    0.25
  85504561    0.25
  85504595    0.25
  85504926    0.25

  85505691    0.25
  85505949    0.25
  85506087    0.25
  85506145    0.25
  85506236    0.25
  85506285    0.25
  85506459    0.25
  85506657    0.25
  85506921    0.25
  85507887    0.25
  85508141    0.25
  85509370    0.25
  85511020    0.25
  85511152    0.25
  85511665    0.25
  85512978    0.25
  85515930    0.25
  85516417    0.25
  85516789    0.25
  85517555    0.25
  85518637    0.25
  85519023    0.25
  85519460    0.25
  85519882    0.25
  85519957    0.25
  85520666    0.25
  85521102    0.25
  85523512    0.25
  85525442    0.25
  85526424    0.25
  85526663    0.25
  85527067    0.25
  85527554    0.25
  85528164    0.25
  85528685    0.25
  85529386    0.25
  85529550    0.25
  85529568    0.25
  85531226    0.25
  85532844    0.25
  85532901    0.25
  85533024    0.25

  85533966    0.25
  85534006    0.25
  85536258    0.25
  85536373    0.25
  85537132    0.25
  85537314    0.25
  85538171    0.25
  85539492    0.25
  85539930    0.25
  85541761    0.25
  85542256    0.25
  85544518    0.25
  85545317    0.25
  85545762    0.25
  85545796    0.25
  85546208    0.25
  85546687    0.25
  85547255    0.25
  85547503    0.25
  85547859    0.25
  85547875    0.25
  85548071    0.25
  85548634    0.25
  85548923    0.25
  85549228    0.25
  85550259    0.25
  85550374    0.25
  85550788    0.25
  85550804    0.25
  85551257    0.25
  85551315    0.25
  85552941    0.25
  85553196    0.25
  85554079    0.25
  85554202    0.25
  85555514    0.25
  85556470    0.25
  85557072    0.25
  85557270    0.25
  85557445    0.25
  85557635    0.25
  85557650    0.25

  85557676    0.25
  85557882    0.25
  85558021    0.25
  85558740    0.25
  85558815    0.25
  85559524    0.25
  85559680    0.25
  85559730    0.25
  85560407    0.25
  85561041    0.25
  85562064    0.25
  85562312    0.25
  85562338    0.25
  85562767    0.25
  85563260    0.25
  85564631    0.25
  85564672    0.25
  85564706    0.25
  85565711    0.25
  85566313    0.25
  85566776    0.25
  85567451    0.25
  85567659    0.25
  85568285    0.25
  85568657    0.25
  85568764    0.25
  85568780    0.25
  85569127    0.25
  85570497    0.25
  85571073    0.25
  85571602    0.25
  85571685    0.25
  85571917    0.25
  85571982    0.25
  85572089    0.25
  85573012    0.25
  85573814    0.25
  85574804    0.25
  85574952    0.25
  85575413    0.25
  85576445    0.25
  85576825    0.25

  85576874    0.25
  85576890    0.25
  85577013    0.25
  85577674    0.25
  85577872    0.25
  85577971    0.25
  85578060    0.25
  85579274    0.25
  85579399    0.25
  85579993    0.25
  85580116    0.25
  85580272    0.25
  85580561    0.25
  85580827    0.25
  85582815    0.25
  85583151    0.25
  85583573    0.25
  85583938    0.25
  85584316    0.25
  85584852    0.25
  85585503    0.25
  85586048    0.25
  85586055    0.25
  85587244    0.25
  85587475    0.25
  85587491    0.25
  85587855    0.25
  85588002    0.25
  85588143    0.25
  85588770    0.25
  85589836    0.25
  85590453    0.25
  85590982    0.25
  85591097    0.25
  85591139    0.25
  85591410    0.25
  85591865    0.25
  85592111    0.25
  85593671    0.25
  85593846    0.25
  85594927    0.25
  85595106    0.25

  85595478    0.25
  85595734    0.25
  85595965    0.25
  85597102    0.25
  85597417    0.25
  85598126    0.25
  85598175    0.25
  85598316    0.25
  85598449    0.25
  85599314    0.25
  85601011    0.25
  85601060    0.25
  85601227    0.25
  85601508    0.25
  85601896    0.25
  85603033    0.25
  85603231    0.25
  85603439    0.25
  85603470    0.25
  85603983    0.25
  85604213    0.25
  85604320    0.25
  85604379    0.25
  85604668    0.25
  85605301    0.25
  85605632    0.25
  85607406    0.25
  85607521    0.25
  85608669    0.25
  85608768    0.25
  85609022    0.25
  85609204    0.25
  85610384    0.25
  85611440    0.25
  85612034    0.25
  85612083    0.25
  85612471    0.25
  85612679    0.25
  85613438    0.25
  85613719    0.25
  85614147    0.25
  85614428    0.25

  85614659    0.25
  85614881    0.25
  85615094    0.25
  85615185    0.25
  85615763    0.25
  85615912    0.25
  85616043    0.25
  85616381    0.25
  85617520    0.25
  85617587    0.25
  85617785    0.25
  85617892    0.25
  85618288    0.25
  85618494    0.25
  85618668    0.25
  85619179    0.25
  85619203    0.25
  85619823    0.25
  85620029    0.25
  85620490    0.25
  85620680    0.25
  85620839    0.25
  85621019    0.25
  85621043    0.25
  85621167    0.25
  85621613    0.25
  85622066    0.25
  85622223    0.25
  85622454    0.25
  85623429    0.25
  85623569    0.25
  85623841    0.25
  85624336    0.25
  85624641    0.25
  85624674    0.25
  85625663    0.25
  85625937    0.25
  85626281    0.25
  85627297    0.25
  85627503    0.25
  85627909    0.25
  85628113    0.25

  85628147    0.25
  85629574    0.25
  85629814    0.25
  85630374    0.25
  85631588    0.25
  85632289    0.25
  85632495    0.25
  85633477    0.25
  85633543    0.25
  85635456    0.25
  85635696    0.25
  85636991    0.25
  85637031    0.25
  85637452    0.25
  85637676    0.25
  85637700    0.25
  85638740    0.25
  85640175    0.25
  85640910    0.25
  85641058    0.25
  85643435    0.25
  85644086    0.25
  85644904    0.25
  85645208    0.25
  85645844    0.25
  85646057    0.25
  85646636    0.25
  85647162    0.25
  85647238    0.25
  85647691    0.25
  85647949    0.25
  85647980    0.25
  85648079    0.25
  85650521    0.25
  85650901    0.25
  85651446    0.25
  85652071    0.25
  85652121    0.25
  85652303    0.25
  85653145    0.25
  85653780    0.25
  85654762    0.25

  85655272    0.25
  85655322    0.25
  85655520    0.25
  85656825    0.25
  85657377    0.25
  85657583    0.25
  85658128    0.25
  85658359    0.25
  85659001    0.25
  85659399    0.25
  85659712    0.25
  85660603    0.25
  85662591    0.25
  85663656    0.25
  85663821    0.25
  85664241    0.25
  85666311    0.25
  85666469    0.25
  85668069    0.25
  85668382    0.25
  85668861    0.25
  85669018    0.25
  85669067    0.25
  85670230    0.25
  85670883    0.25
  85671121    0.25
  85672129    0.25
  85672418    0.25
  85673093    0.25
  85673176    0.25
  85676856    0.25
  85681427    0.25
  85681666    0.25
  85681922    0.25
  85682920    0.25
  85684470    0.25
  85686707    0.25
  85687804    0.25
  85688182    0.25
  85689156    0.25
  85691095    0.25
  85691293    0.25

  85691509    0.25
  85692473    0.25
  85692523    0.25
  85693091    0.25
  85693182    0.25
  85694222    0.25
  85695591    0.25
  85696011    0.25
  85696359    0.25
  85697167    0.25
  85699502    0.25
  85702967    0.25
  85703239    0.25
  85703874    0.25
  85704187    0.25
  85705879    0.25
  85706455    0.25
  85706497    0.25
  85706539    0.25
  85707974    0.25
  85714830    0.25
  85717593    0.25
  85718906    0.25
  85721454    0.25
  85726214    0.25
  85726362    0.25
  85727253    0.25
  85729911    0.25
  85730703    0.25
  85733152    0.25
  85734242    0.25
  85737427    0.25
  85748218    0.25
  85754950    0.25
  85761500    0.25
 201001831    0.25
 201278876    0.25
 201335122    0.25
 201601283    0.25
 201615028    0.25
 201627098    0.25
 201631694    0.25

 201679149    0.25
 201692266    0.25
 201726783    0.25
 201737780    0.25
 201738705    0.25
 201758760    0.25
 201770286    0.25
 201778008    0.25
 201783669    0.25
 201783982    0.25
 201793825    0.25
 201794591    0.25
 201798964    0.25
 201799483    0.25
 201799749    0.25
 201806981    0.25
 201810777    0.25
 201811841    0.25
 201824364    0.25
 201827847    0.25
 201830577    0.25
 201847951    0.25
 201849288    0.25
 201849395    0.25
 201852522    0.25
 201853306    0.25
 201862026    0.25
 201866878    0.25
 201867116    0.25
 201868049    0.25
 201868155    0.25
 201869351    0.25
 201869948    0.25
 201870433    0.25
 201874195    0.25
 201874229    0.25
 201874864    0.25
 201875010    0.25
 201875614    0.25
 201876398    0.25
 201876463    0.25
 201877099    0.25

 201879111    0.25
 201879871    0.25
 201880002    0.25
 201880168    0.25
 201880275    0.25
 201883543    0.25
 201886546    0.25
 201887999    0.25
 201890530    0.25
 201890860    0.25
 201893336    0.25
 201893559    0.25
 201894508    0.25
 201897493    0.25
 201897865    0.25
 201897980    0.25
 201898343    0.25
 201900198    0.25
 201902723    0.25
 201902871    0.25
 201903879    0.25
 201904257    0.25
 201906708    0.25
 201908019    0.25
 201908183    0.25
 201910338    0.25
 201910791    0.25
 201911179    0.25
 201912946    0.25
 201913407    0.25
 201914082    0.25
 201914355    0.25
 201916186    0.25
 201919586    0.25
 201919685    0.25
 201920220    0.25
 201920329    0.25
 201921996    0.25
 201922341    0.25
 201923752    0.25
 201923810    0.25
 201923844    0.25

 201924792    0.25
 201926078    0.25
 201926136    0.25
 201926862    0.25
 201929346    0.25
 201929775    0.25
 201930369    0.25
 201931631    0.25
 201932555    0.25
 201932662    0.25
 201933314    0.25
 201934791    0.25
 201935608    0.25
 201936093    0.25
 201937315    0.25
 201937604    0.25
 201939246    0.25
 201939352    0.25
 201939485    0.25
 201939527    0.25
 201939592    0.25
 201940616    0.25
 201940624    0.25
 201941655    0.25
 201941697    0.25
 201942091    0.25
 201942406    0.25
 201943305    0.25
 201943644    0.25
 201944451    0.25
 201944576    0.25
 201944816    0.25
 201945037    0.25
 201945474    0.25
 201945482    0.25
 201946217    0.25
 201947256    0.25
 201947926    0.25
 201949542    0.25
 201949906    0.25
 201950227    0.25
 201950912    0.25

 201951027    0.25
 201951787    0.25
 201951910    0.25
 201952041    0.25
 201953247    0.25
 201954591    0.25
 201954674    0.25
 201955176    0.25
 201957230    0.25
 201957370    0.25
 201957677    0.25
 201960390    0.25
 201960408    0.25
 201962289    0.25
 201962388    0.25
 201962396    0.25
 201962917    0.25
 201963246    0.25
 201963279    0.25
 201963337    0.25
 201963584    0.25
 201965159    0.25
 201965209    0.25
 201965381    0.25
 201967452    0.25
 201968443    0.25
 201969177    0.25
 201969284    0.25
 201969557    0.25
 201969987    0.25
 201970167    0.25
 201971371    0.25
 201971488    0.25
 201971983    0.25
 201972585    0.25
 201977568    0.25
 201978459    0.25
 201980257    0.25
 201980604    0.25
 201981297    0.25
 201981735    0.25
 201981750    0.25

 201982758    0.25
 201984192    0.25
 201986999    0.25
 201987401    0.25
 201992005    0.25
 201992815    0.25
 201994639    0.25
 201996840    0.25
 201997962    0.25
 201998333    0.25
 201999851    0.25
 202023875    0.25
 700062805    0.25
 700062961    0.25
 700063837    0.25
 700064264    0.25
 750136780    0.25
  84939057    0.25
  85350601    0.25
  85367613    0.25
  85377679    0.25
  85398519    0.25
  85429371    0.25
  85430007    0.25
  85440683    0.25
  85477339    0.25
  85479962    0.25
  85480523    0.25
  85487791    0.25
  85487825    0.25
  85500536    0.25
  85504470    0.25
  85520294    0.25
  85521177    0.25
  85522316    0.25
  85529402    0.25
  85538619    0.25
  85544658    0.25
  85553618    0.25
  85558195    0.25
  85571925    0.25
  85578557    0.25

  85581353    0.25
  85582971    0.25
  85584951    0.25
  85585230    0.25
  85586576    0.25
  85606127    0.25
  85612232    0.25
  85622215    0.25
  85629624    0.25
  85639144    0.25
  85645364    0.25
  85668390    0.25
  85670123    0.25
  85688471    0.25
 201828605    0.25
 201832359    0.25
 201879640    0.25
 201888153    0.25
 201897642    0.25
 201903135    0.25
 201907045    0.25
 201912151    0.25
 201916590    0.25
 201930336    0.25
 201933413    0.25
 201944212    0.25
 201947967    0.25
 201953775    0.25
 201954989    0.25
 201955697    0.25
 201957511    0.25
 201965720    0.25
  85297349    0.25
  85629012    0.25
6488420933    0.25
6565976807    0.25
6077856935    0.25
   3782086   0.375
   3790016   0.375
   3790447   0.375
   3794951   0.375
   3797324   0.375

   3800456   0.375
   3810384   0.375
   3810670   0.375
   3814493   0.375
   3816278   0.375
   3818468   0.375
   3821629   0.375
   3825232   0.375
6000996311    0.25
6003123111    0.25
6009000834    0.25
6011932339    0.25
6012651912    0.25
6016447788    0.25
6020757495    0.25
6023809228    0.25
6027556254    0.25
6028021613    0.25
6028811476    0.25
6029773360    0.25
6033179182    0.25
6035977567    0.25
6036964242    0.25
6040282045    0.25
6041371847    0.25
6041438729    0.25
6044255674    0.25
6045629893    0.25
6045717656    0.25
6046723562    0.25
6048036781    0.25
6060719207    0.25
6063045683    0.25
6064699835    0.25
6065976422    0.25
6068998571    0.25
6069689740   0.375
6071404815    0.25
6079929318    0.25
6080098871    0.25
6081789981    0.25
6084008314    0.25

6084970158    0.25
6086299648    0.25
6096873119    0.25
6097641937    0.25
6097668369    0.25
6098701300    0.25
6105620923    0.25
6109360799    0.25
6110030498    0.25
6116934305    0.25
6117094711    0.25
6119268107    0.25
6120700759    0.25
6122745760    0.25
6126596615    0.25
6130045500    0.25
6138672693    0.25
6144351647    0.25
6145132590    0.25
6145551005    0.25
6160260698    0.25
6161843450    0.25
6162349424   0.375
6164660604    0.25
6165812014    0.25
6167690418    0.25
6167868089    0.25
6169151062    0.25
6173054526    0.25
6173834349    0.25
6174589769    0.25
6175623310    0.25
6177173868    0.25
6178641087    0.25
6182872520    0.25
6186172448    0.25
6187421224    0.25
6188763921    0.25
6189625947    0.25
6190391398    0.25
6191172870    0.25
6194951221    0.25

6203437725    0.25
6204015777    0.25
6206301266    0.25
6209171716    0.25
6209552220    0.25
6209918173    0.25
6210775604    0.25
6216055977    0.25
6226096557    0.25
6234249362    0.25
6238909920    0.25
6239373183    0.25
6240044211   0.375
6240501889    0.25
6241732780    0.25
6241817607    0.25
6245117723   0.375
6249148328    0.25
6250701445    0.25
6250965156    0.25
6251891583    0.25
6263446244    0.25
6263825538    0.25
6265083540    0.25
6265181039    0.25
6269910284    0.25
6269940539   0.375
6270752931    0.25
6273157369    0.25
6275877444   0.375
6279303553    0.25
6279710385    0.25
6280720456    0.25
6282559993    0.25
6282743118   0.375
6283345798    0.25
6284152805    0.25
6287210634    0.25
6287528514    0.25
6287946476    0.25
6288552596    0.25
6290648499    0.25

6294439028    0.25
6297803444    0.25
6298584563    0.25
6301146194    0.25
6301944713    0.25
6302574501    0.25
6304538678    0.25
6311555483    0.25
6312448266    0.25
6313468347    0.25
6315499688   0.375
6321401462    0.25
6323117447    0.25
6326863567    0.25
6329307810    0.25
6329842691    0.25
6330798015    0.25
6333391354    0.25
6335726326    0.25
6337748849    0.25
6340419941   0.375
6340587549    0.25
6342159206    0.25
6343690357    0.25
6344020240    0.25
6344362782    0.25
6345484668    0.25
6346294074    0.25
6347940899    0.25
6347999887    0.25
6350709769    0.25
6351609414    0.25
6353000984   0.375
6353464792    0.25
6355743847    0.25
6357589347    0.25
6360130220    0.25
6360381393    0.25
6361050112    0.25
6363718914    0.25
6364371051    0.25
6364901774    0.25

6370381417    0.25
6371810232    0.25
6375240840    0.25
6375981997    0.25
6381709473    0.25
6383422372    0.25
6385614083    0.25
6387132530    0.25
6388327857    0.25
6390839592    0.25
6392290810    0.25
6392956287    0.25
6392990492    0.25
6395038182    0.25
6396460310    0.25
6401802308    0.25
6402149352    0.25
6402906140    0.25
6411826958    0.25
6412880152    0.25
6414873668    0.25
6419935801    0.25
6421176923    0.25
6421844272    0.25
6423078770    0.25
6426718836    0.25
6427712150    0.25
6433581284    0.25
6434907777    0.25
6435029373   0.375
6435612111    0.25
6438621069    0.25
6441348221    0.25
6443502437    0.25
6449579009    0.25
6451199936    0.25
6452760926    0.25
6465857578    0.25
6468166811    0.25
6472470670    0.25
6472589016   0.375
6473945167    0.25

6479204643    0.25
6482551303    0.25
6483758121    0.25
6487360007    0.25
6487694512    0.25
6487708080    0.25
6497762143    0.25
6498792115    0.25
6499055967    0.25
6504341642   0.375
6505784741    0.25
6507473202    0.25
6509051204   0.375
6517335763    0.25
6517834120    0.25
6521344074    0.25
6524512982    0.25
6528294397    0.25
6531910351    0.25
6532433304    0.25
6537340108    0.25
6541647985    0.25
6542772600    0.25
6543740945    0.25
6545181304    0.25
6546192839    0.25
6548515987    0.25
6551509794    0.25
6552983386    0.25
6555860235    0.25
6555932257    0.25
6563218780    0.25
6567558827   0.375
6572346291    0.25
6573191811    0.25
6574526510    0.25
6574761570    0.25
6575110322    0.25
6576904137    0.25
6577276378    0.25
6579912509    0.25
6585405431    0.25

6585965343    0.25
6596838075    0.25
6597651626    0.25
6600346875    0.25
6604750304    0.25
6607427611    0.25
6609262966    0.25
6610273697   0.375
6611564409    0.25
6615600563    0.25
6616996010    0.25
6618369232    0.25
6623885842    0.25
6631911168    0.25
6632151368    0.25
6632969785    0.25
6633518201    0.25
6633907487    0.25
6637602068    0.25
6638759438    0.25
6639618005   0.375
6640376478    0.25
6648325584   0.375
6649175780    0.25
6649835979    0.25
6652414340    0.25
6655185038    0.25
6659704081   0.375
6659876152    0.25
6665972029   0.375
6667127465    0.25
6667672924    0.25
6668084160   0.375
6668420174    0.25
6668566042    0.25
6669529692    0.25
6672552004   0.375
6673318546    0.25
6673870694    0.25
6679285046    0.25
6684917948    0.25
6685328434    0.25

6692349480    0.25
6693059757    0.25
6695105905    0.25
6696574794    0.25
6698183099    0.25
6699565138    0.25
6700795716    0.25
6701586130    0.25
6709157363    0.25
6710499655    0.25
6711554086    0.25
6711642295    0.25
6715494727    0.25
6715617194    0.25
6716510539    0.25
6718316745    0.25
6719524016    0.25
6721330972    0.25
6721888557    0.25
6721993498    0.25
6723370893    0.25
6728248334    0.25
6731523004    0.25
6736027654    0.25
6739854187   0.375
6743825140    0.25
6745972601    0.25
6746811733    0.25
6749928195    0.25
6752423126    0.25
6753298287    0.25
6760541000    0.25
6765337644    0.25
6767036723    0.25
6771219935    0.25
6775003244    0.25
6781116857    0.25
6783568618    0.25
6786085164    0.25
6790574948    0.25
6796873617    0.25
6799359341    0.25

6799958290    0.25
6806288541    0.25
6809507715    0.25
6810149143    0.25
6810350253    0.25
6810786845    0.25
6819574630    0.25
6822565047    0.25
6828439262    0.25
6834976026    0.25
6835516763    0.25
6841708669    0.25
6841788208   0.375
6842065127    0.25
6845432027    0.25
6845548095   0.375
6845610903   0.375
6849369266    0.25
6852719712    0.25
6859861475    0.25
6862705362    0.25
6864801904    0.25
6873898099    0.25
6874490532    0.25
6875143270    0.25
6875988104    0.25
6877722055    0.25
6878473245    0.25
6881956137    0.25
6882290668    0.25
6890471920    0.25
6900205946    0.25
6901189776    0.25
6902126595    0.25
6903285507    0.25
6906392763    0.25
6907177122    0.25
6910077624    0.25
6910856753    0.25
6916742312    0.25
6919331451    0.25
6921956907    0.25

6922307563    0.25
6924377788    0.25
6926839678    0.25
6927397676    0.25
6930480824    0.25
6931624909    0.25
6931753567    0.25
6933020403    0.25
6934168664    0.25
6934369932    0.25
6944461893    0.25
6946099030    0.25
6951169579    0.25
6952681358    0.25
6955057275    0.25
6956701707    0.25
6957019646    0.25
6958319557    0.25
6965271999    0.25
6969070884    0.25
6972846023    0.25
6974096833    0.25
6975857274    0.25
6979584734    0.25
6992451812    0.25
6997116865    0.25

GROUP 1

                                                                                              Cut-Off        Original
                                                 Gross          Gross          Gross         Principal     Amortization
                          Cut-Off Rollterm      Coupon       Service Fee    Net Coupon        Balance          Term
-------------------       ----------------   ------------   ------------   ------------   --------------   --------------
3/1 1 YR CMT          0          36          5.1250000000   0.3750000000   4.8750000000       279,300.00        360
         Total:                              5.1250000000   0.3750000000   4.8750000000       279,300.00        360
3/1 1 YR LIBOR        0          35          5.3750000000   0.3750000000   5.1250000000       123,261.72        360
         Total:                              5.3750000000   0.3750000000   5.1250000000       123,261.72        360
3/1 1 YR LIBOR - IO   0          33          5.1250000000   0.3750000000   4.8750000000        68,500.00        324
                                 35          5.3958009331   0.3750000000   5.1458009331       643,000.00        324
                                 36          5.3483606557   0.3750000000   5.0983606557       488,000.00        324
         Total:                              5.3610358483   0.3750000000   5.1110358483     1,199,500.00        324
3/1 6 MO LIBOR        0          31          5.5000000000   0.2500000000   5.2500000000       389,972.67        360
                                 32          5.6996108323   0.2500000000   5.4496108323       333,048.54        360
                                 33          5.4694899406   0.2500000000   5.2194899406     6,755,399.51        360
                                 34          5.5504548259   0.2500000000   5.3004548259    18,024,360.06        360
                                 35          5.5587586121   0.2500000000   5.3087586121    11,497,281.83        360
                                 36          5.4670160052   0.2500000000   5.2170160052     5,045,250.00        360
         Total:                              5.5304181406   0.2500000000   5.2804181406    42,045,312.61        360
3/1 6 MO LIBOR - IO   0          26          5.6250000000   0.2500000000   5.3750000000        46,100.00        240
                                 29          5.7500000000   0.2500000000   5.5000000000        78,900.00        240
                                 31          5.5467355422   0.2500000000   5.2967355422       817,900.00        240
                                 33          5.5114650445   0.2500000000   5.2614650445     3,276,590.00        240
                                 34          5.5114471319   0.2500000000   5.2614471319    21,918,700.00        240
                                 35          5.5644980806   0.2500000000   5.3144980806    19,459,300.00        240
                                 36          5.6137016387   0.2500000000   5.3637016387    14,962,900.00        240
         Total:                              5.5546327187   0.2500000000   5.3046327187    60,560,390.00        240
      GROUP 1 TOTAL                          5.5412703054   0.2519217159   5.2912703054   104,207,764.33        290

GROUP 2

                                                                                              Cut-Off        Original
                                                 Gross          Gross          Gross         Principal     Amortization
                          Cut-Off Rollterm      Coupon       Service Fee    Net Coupon        Balance          Term
-------------------       ----------------   ------------   ------------   ------------   --------------   --------------
5/1 1 YR CMT          0          60          5.5781229261   0.2500000000   5.3281229261     2,109,560.00        360
         Total:                              5.5781229261   0.2500000000   5.3281229261     2,109,560.00        360
5/1 1 YR CMT - IO     0          60          5.1753250370   0.2500000000   4.9253250370     8,421,504.00        300
         Total:                              5.1753250370   0.2500000000   4.9253250370     8,421,504.00        300
5/1 1 YR LIBOR        0          59          5.4794125260   0.2500000000   5.2294125260    18,725,523.38        360
                                 60          5.5159126741   0.2500000000   5.2659126741    18,699,434.00        360
         Total:                              5.4976498777   0.2500000000   5.2476498777    37,424,957.38        360
5/1 1 YR LIBOR - IO   0          58          5.0181623932   0.2500000000   4.7681623932     1,404,000.00        300
                                 59          5.3148128698   0.2500000000   5.0648128698    25,361,748.96        300
                                 60          5.1751741257   0.2500000000   4.9251741257    32,019,965.00        300
         Total:                              5.2316680947   0.2500000000   4.9816680947    58,785,713.96        300
5/1 6 MO LIBOR        0          53          5.8750000000   0.2500000000   5.6250000000       357,535.10        360
                                 55          5.3750000000   0.2500000000   5.1250000000       220,252.92        360
                                 56          5.7500000000   0.2500000000   5.5000000000       199,691.28        360
                                 57          5.7369387786   0.2500000000   5.4869387786     2,026,625.94        360
                                 58          5.6413215330   0.2500000000   5.3913215330     3,734,712.67        360
                                 59          5.7677145845   0.2500000000   5.5177145845     1,703,425.08        360
                                 60          5.8750000000   0.2500000000   5.6250000000       594,700.00        360
         Total:                              5.7086120395   0.2500000000   5.4586120395     8,836,942.99        360
5/1 6 MO LIBOR - IO   0          51          5.7500000000   0.2500000000   5.5000000000       128,000.00        240
                                 53          5.7500000000   0.2500000000   5.5000000000       262,000.00        240
                                 55          5.6250000000   0.2500000000   5.3750000000       560,000.00        240
                                 56          5.6777955686   0.2500000000   5.4277955686       577,700.00        240
                                 57          5.7500764947   0.2500000000   5.5000764947     1,634,100.00        240
                                 58          5.7270786174   0.2500000000   5.4770786174     6,957,750.00        240
                                 59          5.8291953394   0.2500000000   5.5791953394     2,557,600.00        240
                                 60          5.7206899610   0.2500000000   5.4706899610     1,691,400.00        240
         Total:                              5.7417810948   0.2500000000   5.4917810948    14,368,550.00        240
      GROUP 2 TOTAL                          5.3990825270   0.2500000000   5.1490825270   129,947,228.33        316

GROUP 3 JUMBO

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Cut-Off          Original
                                                            Gross          Gross          Gross        Principal       Amortization
                                     Cut-Off Rollterm      Coupon       Service Fee    Net Coupon       Balance            Term
---------------------------          ----------------   ------------   ------------   ------------   ---------------   ------------
10/1 1 YR LIBOR - IO             0          119         5.7500000000   0.2500000000   5.5000000000       367,150.00         240
                                            120         5.3786146604   0.2500000000   5.1286146604     2,974,000.00         240
         Total:                                         5.4194251979   0.2500000000   5.1694251979     3,341,150.00         240
10/1 6 MO LIBOR - IO            36          120         6.7500000000   0.2500000000   6.5000000000       520,000.00         240
       Total:                                           6.7500000000   0.2500000000   6.5000000000       520,000.00         240
1/1 6 MO LIBOR                   0           10         4.8750000000   0.3750000000   4.6250000000       566,302.82         360
                                             11         4.6913542103   0.3750000000   4.4413542103     2,506,503.42         360
         Total:                                         4.7251992107   0.3750000000   4.4751992107     3,072,806.24         360
3/1 1 YR CMT - IO                0           36         5.6309109875   0.3750000000   5.3809109875       898,750.00         324
       Total:                                           5.6309109875   0.3750000000   5.3809109875       898,750.00         324
3/1 1 YR LIBOR                   0           34         5.0000000000   0.3750000000   4.7500000000       742,208.36         360
         Total:                                         5.0000000000   0.3750000000   4.7500000000       742,208.36         360
3/1 1 YR LIBOR - IO              0           34         5.5000000000   0.3750000000   5.2500000000       366,800.00         324
                                             35         5.6169706754   0.3750000000   5.3669706754     2,164,192.00         324
                                             36         5.5697621726   0.3750000000   5.3197621726     3,199,800.00         324
         Total:                                         5.5831249852   0.3750000000   5.3331249852     5,730,792.00         324
3/1 6 MO LIBOR                   0           32         6.0708461249   0.2500000000   5.8208461249     1,672,749.57         360
                                             34         5.9863309022   0.2500000000   5.7363309022     2,857,087.34         360
                                             35         6.1977384759   0.2500000000   5.9477384759     5,533,477.38         360
                                             36         6.3315442701   0.2500000000   6.0815442701     5,403,200.00         360
                                36           36         6.3308580858   0.2500000000   6.0808580858     1,212,000.00         360
         Total:                                         6.2018186599   0.2500000000   5.9518186599    16,678,514.29         360
3/1 6 MO LIBOR - IO              0           31         5.7228915663   0.2500000000   5.4728915663     1,328,000.00         240
                                             32         5.7529846087   0.2500000000   5.5029846087     1,962,150.00         240
                                             33         5.7504391279   0.2500000000   5.5004391279     7,358,335.00         240
                                             34         5.9899857838   0.2500000000   5.7399857838    40,053,734.00         240

                                             35         6.3521625158   0.2500000000   6.1021625158    40,351,150.00         240
                                             36         6.2976546610   0.2500000000   6.0476546610    42,921,300.00         240
                                36           30         5.4788732394   0.2500000000   5.2288732394     1,065,000.00         240
                                             33         5.4692874693   0.2500000000   5.2192874693     1,628,000.00         240
                                             34         5.8779988497   0.2500000000   5.6279988497    10,822,900.00         240
                                             35         6.1196758888   0.2500000000   5.8696758888    13,398,950.00         240
                                             36         6.2125954595   0.2500000000   5.9625954595    19,000,200.00         240
                                42           36         6.5000000000   0.2500000000   6.2500000000       400,000.00         240
         Total:                                         6.1497546749   0.2500000000   5.8997546749   180,289,719.00         240
5/1 1 YR CMT                     0           60         6.2362173569   0.2500000000   5.9862173569       758,200.00         360
         Total:                                         6.2362173569   0.2500000000   5.9862173569       758,200.00         360
5/1 1 YR LIBOR                   0           59         6.1764018090   0.2500000000   5.9264018090     3,119,604.75         360
                                             60         6.0454257820   0.2500000000   5.7954257820     2,765,500.00         360
         Total:                                         6.1148541870   0.2500000000   5.8648541870     5,885,104.75         360
5/1 1 YR LIBOR - IO              0           59         6.1068089085   0.2500000000   5.8568089085     2,941,000.00         300
                                             60         6.1645546590   0.2500000000   5.9145546590     4,721,416.00         300
         Total:                                         6.1423905985   0.2500000000   5.8923905985     7,662,416.00         300
5/1 6 MO LIBOR                   0           52         6.3750000000   0.2500000000   6.1250000000       699,271.73         360
                                             58         6.1767521203   0.2500000000   5.9267521203       801,227.80         360
                                             59         6.5560733935   0.2500000000   6.3060733935     3,450,907.09         360
                                             60         6.8389146568   0.2500000000   6.5889146568     1,347,500.00         360
                                36           58         5.8750000000   0.2500000000   5.6250000000       419,571.79         360
                                             60         7.1250000000   0.2500000000   6.8750000000       431,600.00         360
         Total:                                         6.5435386902   0.2500000000   6.2935386902     7,150,078.41         360
5/1 6 MO LIBOR - IO              0           56         6.1222860792   0.2500000000   5.8722860792       978,750.00         240
                                             57         6.4493172726   0.2500000000   6.1993172726     2,587,050.00         240
                                             58         6.4862456407   0.2500000000   6.2362456407     4,315,450.00         240
                                             59         6.4437672983   0.2500000000   6.1937672983     4,697,000.00         240
                                             60         6.6663880500   0.2500000000   6.4163880500     3,708,800.00         240
                                36           58         6.2145593870   0.2500000000   5.9645593870     2,088,000.00         240
                                             59         6.4135711362   0.2500000000   6.1635711362     3,175,950.00         240
                                             60         6.5048995080   0.2500000000   6.2548995080     2,398,200.00         240
         Total:                                         6.4554919893   0.2500000000   6.2054919893    23,949,200.00         240
7/1 1 YR CMT - IO                0           84         5.0000000000   0.2500000000   4.7500000000       649,700.00         276
         Total:                                         5.0000000000   0.2500000000   4.7500000000       649,700.00         276

7/1 1 YR LIBOR                   0           83         6.3750000000   0.2500000000   6.1250000000       509,527.64         360
         Total:                                         6.3750000000   0.2500000000   6.1250000000       509,527.64         360
7/1 1 YR LIBOR - IO              0           83         5.6250000000   0.2500000000   5.3750000000       525,000.00         276
                                             84         4.8750000000   0.2500000000   4.6250000000       510,000.00         276
         Total:                                         5.2554347826   0.2500000000   5.0054347826     1,035,000.00         276
7/1 6 MO LIBOR - IO              0           82         6.6250000000   0.2500000000   6.3750000000       400,000.00         240
         Total:                                         6.6250000000   0.2500000000   6.3750000000       400,000.00         240
      GROUP 3 JUMBO TOTAL                               6.1434670448   0.2550354982   5.8934670448   259,273,166.69         260

GROUP 3 CONFORMING

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Cut-Off         Original
                                                            Gross          Gross          Gross         Principal      Amortization
                                     Cut-Off Rollterm      Coupon       Service Fee    Net Coupon        Balance           Term
---------------------------          ----------------   ------------   ------------   ------------   ---------------   ------------
10/1 1 YR LIBOR - IO             0          120         5.8750000000   0.2500000000   5.6250000000       294,400.00         240
         Total:                                         5.8750000000   0.2500000000   5.6250000000       294,400.00         240
10/1 6 MO LIBOR - IO             0          118         6.7500000000   0.2500000000   6.5000000000       103,100.00         240
                                            119         6.8293807642   0.2500000000   6.5793807642       379,500.00         240
                                            120         7.8750000000   0.2500000000   7.6250000000       126,700.00         240
                                36          119         6.8906470470   0.2500000000   6.6406470470       992,200.00         240
                                            120         6.7666666667   0.2500000000   6.5166666667       435,000.00         240
         Total:                                         6.9068684017   0.2500000000   6.6568684017     2,036,500.00         240
1/1 6 MO LIBOR                   0           11         4.6688688395   0.3750000000   4.4188688395     1,980,663.83         360
         Total:                                         4.6688688395   0.3750000000   4.4188688395     1,980,663.83         360
3/1 1 YR CMT - IO                0           36         5.8750000000   0.3750000000   5.6250000000       210,320.00         324
         Total:                                         5.8750000000   0.3750000000   5.6250000000       210,320.00         324
3/1 1 YR LIBOR - IO              0           35         5.8750000000   0.3750000000   5.6250000000       153,600.00         324
                                             36         6.1250000000   0.3750000000   5.8750000000       200,000.00         324
         Total:                                         6.0164027149   0.3750000000   5.7664027149       353,600.00         324
3/1 6 MO LIBOR                   0           31         6.0000000000   0.2500000000   5.7500000000       418,033.42         360
                                             32         6.2051391568   0.2500000000   5.9551391568       845,289.73         360
                                             33         6.1294376986   0.2500000000   5.8794376986     5,995,493.31         360
                                             34         6.1734265815   0.2500000000   5.9234265815    21,207,481.67         360

                                            35          6.2400366700   0.2500000000   5.9900366700      22,131,502.22        360
                                            36          6.2987526418   0.2500000000   6.0487526418       8,753,500.00        360
                                12          35          6.1250000000   0.2500000000   5.8750000000          89,413.00        360
                                24          35          5.6250000000   0.2500000000   5.3750000000         195,790.45        360
                                36          34          5.5045109013   0.2500000000   5.2545109013         543,300.51        360
                                            35          5.9477846298   0.2500000000   5.6977846298       8,919,749.58        360
                                            36          5.9802039576   0.2500000000   5.7302039576       6,867,850.00        360
                                42          36          6.6250000000   0.2500000000   6.3750000000         289,600.00        360
         Total:                                         6.1547758254   0.2500000000   5.9047758254      76,257,003.89        360
3/1 6 MO LIBOR - IO             0           30          6.5000000000   0.2500000000   6.2500000000         174,800.00        240
                                            31          6.2109375000   0.2500000000   5.9609375000         704,000.00        240
                                            32          5.8977040444   0.2500000000   5.6477040444       1,232,820.00        240
                                            33          6.1157636904   0.2500000000   5.8657636904       3,387,040.00        240
                                            34          6.2504958153   0.2500000000   6.0004958153      36,993,365.00        240
                                            35          6.3460726487   0.2500000000   6.0960726487      75,937,146.00        240
                                            36          6.3674023711   0.2500000000   6.1174023711      63,551,900.00        240
                                12          35          6.0000000000   0.2500000000   5.7500000000         259,200.00        240
                                30          34          5.8750000000   0.2500000000   5.6250000000         273,200.00        240
                                            35          6.1907472417   0.2500000000   5.9407472417         249,250.00        240
                                36          27          5.6250000000   0.2500000000   5.3750000000         203,500.00        240
                                            31          5.6626447876   0.2500000000   5.4126447876         414,400.00        240
                                            32          5.8828294353   0.2500000000   5.6328294353         876,500.00        240
                                            33          5.5588558987   0.2500000000   5.3088558987       3,157,500.00        240
                                            34          5.7660587061   0.2500000000   5.5160587061      36,392,915.00        240
                                            35          5.9231911514   0.2500000000   5.6731911514      55,893,430.00        240
                                            36          6.0353857644   0.2500000000   5.7853857644      49,942,400.00        240
                                42          31          5.2500000000   0.2500000000   5.0000000000         244,000.00        240
                                            34          5.8475147750   0.2500000000   5.5975147750       1,319,800.00        240
                                            35          6.1371924620   0.2500000000   5.8871924620       2,292,400.00        240
                                            36          5.9744092778   0.2500000000   5.7244092778       1,726,700.00        240
                                60          35          6.3750000000   0.2500000000   6.1250000000         103,000.00        240
         Total:                                         6.1389206080   0.2500000000   5.8889206080     335,329,266.00        240
5/1 1 YR CMT                     0          60          6.5119142921   0.2500000000   6.2619142921         495,917.00        360
         Total:                                         6.5119142921   0.2500000000   6.2619142921         495,917.00        360
5/1 1 YR CMT - IO                0          60          6.0000000000   0.2500000000   5.7500000000         277,500.00        300

         Total:                                         6.0000000000   0.2500000000   5.7500000000         277,500.00        300
5/1 1 YR LIBOR                   0          59          6.2184023466   0.2500000000   5.9684023466       2,312,249.36        360
                                            60          6.3006375886   0.2500000000   6.0506375886       1,933,033.40        360
         Total:                                         6.2558470773   0.2500000000   6.0058470773       4,245,282.76        360
5/1 1 YR LIBOR - IO              0          59          6.5000000000   0.2500000000   6.2500000000         291,907.00        300
                                            60          6.0000000000   0.2500000000   5.7500000000         280,000.00        300
         Total:                                         6.2552049547   0.2500000000   6.0052049547         571,907.00        300
5/1 6 MO LIBOR                   0          53          6.6250000000   0.2500000000   6.3750000000         236,722.53        360
                                            56          6.6250000000   0.2500000000   6.3750000000         271,760.02        360
                                            57          6.3201599662   0.2500000000   6.0701599662       3,377,682.09        360
                                            58          6.3923734977   0.2500000000   6.1423734977       8,762,093.86        360
                                            59          6.4349772068   0.2500000000   6.1849772068       6,125,424.63        360
                                            60          6.6100628108   0.2500000000   6.3600628108       1,910,500.00        360
                                12          60          6.3750000000   0.2500000000   6.1250000000         308,750.00        360
                                36          58          6.2500000000   0.2500000000   6.0000000000          62,190.93        360
                                            59          6.1092143043   0.2500000000   5.8592143043       2,976,385.05        360
                                            60          5.9638579238   0.2500000000   5.7138579238       1,865,900.00        360
         Total:                                         6.3496918922   0.2500000000   6.0996918922      25,897,409.11        360
5/1 6 MO LIBOR - IO              0          51          6.6250000000   0.2500000000   6.3750000000         122,750.00        240
                                            52          6.5548553334   0.2500000000   6.3048553334         402,650.00        240
                                            54          7.0938743681   0.2500000000   6.8438743681         464,850.00        240
                                            55          6.8168713515   0.2500000000   6.5668713515         453,950.00        240
                                            56          6.2964298124   0.2500000000   6.0464298124         863,400.00        240
                                            57          6.5501218877   0.2500000000   6.3001218877       5,281,500.00        240
                                            58          6.5116680552   0.2500000000   6.2616680552       9,853,013.00        240
                                            59          6.6383319528   0.2500000000   6.3883319528      15,994,853.00        240
                                            60          6.6100786758   0.2500000000   6.3600786758      11,404,400.00        240
                                12          59          6.5000000000   0.2500000000   6.2500000000         359,650.00        240
                                30          57          6.6250000000   0.2500000000   6.3750000000         255,800.00        240
                                            58          6.5000000000   0.2500000000   6.2500000000          89,600.00        240
                                            60          6.5000000000   0.2500000000   6.2500000000         209,600.00        240
                                36          55          5.7342233010   0.2500000000   5.4842233010         412,000.00        240
                                            56          5.7500000000   0.2500000000   5.5000000000         216,000.00        240
                                            57          5.9912009619   0.2500000000   5.7412009619       1,257,950.00        240
                                            58          6.1389776729   0.2500000000   5.8889776729      10,800,868.00        240

                                            59          6.3079162862   0.2500000000   6.0579162862      11,335,650.00        240
                                            60          6.3580712679   0.2500000000   6.1080712679       8,844,800.00        240
                                42          54          5.7500000000   0.2500000000   5.5000000000          97,000.00        240
                                            58          6.0069593148   0.2500000000   5.7569593148         373,600.00        240
                                            59          6.6644241331   0.2500000000   6.4144241331         637,300.00        240
                                            60          5.8750000000   0.2500000000   5.6250000000         420,000.00        240
         Total:                                         6.4413225012   0.2500000000   6.1913225012      80,151,184.00        240
7/1 1 YR LIBOR - IO              0          83          6.0000000000   0.2500000000   5.7500000000          92,000.00        276
                                            84          5.7759087394   0.2500000000   5.5259087394         258,600.00        276
         Total:                                         5.8347119224   0.2500000000   5.5847119224         350,600.00        276
7/1 6 MO LIBOR                  36          82          7.0000000000   0.2500000000   6.7500000000         119,901.63        360
                                            84          6.3750000000   0.2500000000   6.1250000000         228,800.00        360
         Total:                                         6.5899072798   0.2500000000   6.3399072798         348,701.63        360
7/1 6 MO LIBOR - IO              0          82          5.8750000000   0.2500000000   5.6250000000         206,000.00        240
                                            84          6.7500000000   0.2500000000   6.5000000000         198,300.00        240
                                36          80          6.3750000000   0.2500000000   6.1250000000         197,000.00        240
                                            81          6.2500000000   0.2500000000   6.0000000000         115,000.00        240
                                            82          6.4219029755   0.2500000000   6.1719029755       1,172,900.00        240
                                            83          6.7500000000   0.2500000000   6.5000000000         288,650.00        240
         Total:                                         6.4302121358   0.2500000000   6.1802121358       2,177,850.00        240
   GROUP 3 CONFORMING TOTAL                             6.1968804310   0.2505990322   5.9468804310     530,978,105.22        265

      GRAND TOTAL                                       6.0154680792   0.2517804462   5.7654680792   1,024,406,264.57        273

BAFC 2005-B
Replines
3/1/2005 CutOff

 Cut-Off
Remaining   Original
 Term to     Term to                         Cut-Off
  Stated     Stated    Loan       Gross       Months       Rate        Payment          Rate          Initial       Periodic
 Maturity   Maturity    Age      Margin      to Roll   Reset Freq.   Reset Freq.      Ceiling        Rate Cap       Rate Cap
---------   --------   ----   ------------   -------   -----------   -----------   -------------   ------------   ------------
   360         360       0    2.2500000000      36          12            12       11.1250000000   2.0000000000   2.0000000000
   360         360       0    2.2500000000      36          12            12       11.1250000000   2.0000000000   2.0000000000
   359         360       1    2.2500000000      35          12            12       11.3750000000   2.0000000000   2.0000000000
   359         360       1    2.2500000000      35          12            12       11.3750000000   2.0000000000   2.0000000000
   357         360       3    2.2500000000      33          12            12       11.1250000000   2.0000000000   2.0000000000
   359         360       1    2.2500000000      35          12            12       11.3958009331   2.0000000000   2.0000000000
   360         360       0    2.2500000000      36          12            12       11.3483606557   2.0000000000   2.0000000000
   359         360       1    2.2500000000      35          12            12       11.3610358483   2.0000000000   2.0000000000
   355         360       5    2.7500000000      31          12             6       11.5000000000   5.0000000000   1.0000000000
   356         360       4    2.7500000000      32          12             6       11.6996108323   5.0000000000   1.0000000000
   357         360       3    2.7500000000      33          12             6       11.4694899406   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34          12             6       11.5504548259   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35          12             6       11.5587586121   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36          12             6       11.4670160052   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34          12             6       11.5304181406   5.0000000000   1.0000000000
   350         360      10    2.7500000000      26          12             6       11.6250000000   5.0000000000   1.0000000000
   353         360       7    2.7500000000      29          12             6       11.7500000000   5.0000000000   1.0000000000
   355         360       5    2.7500000000      31          12             6       11.5467355422   5.0000000000   1.0000000000
   357         360       3    2.7500000000      33          12             6       11.5114650445   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34          12             6       11.5114471319   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35          12             6       11.5644980806   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36          12             6       11.6137016387   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35          12             6       11.5546327187   5.0000000000   1.0000000000
   359         360       1    2.7423131365      35          12             6       11.5412703054   4.9538788190   1.0153737270

 Cut-Off
Remaining   Original
 Term to     Term to                         Cut-Off
  Stated     Stated    Loan       Gross       Months       Rate        Payment          Rate          Initial       Periodic
 Maturity   Maturity    Age      Margin      to Roll   Reset Freq.   Reset Freq.      Ceiling        Rate Cap       Rate Cap
---------   --------   ----   ------------   -------   -----------   -----------   -------------   ------------   ------------
   360         360       0    2.2500000000      60          12            12       10.5781229261   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       10.5781229261   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       10.1753250370   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       10.1753250370   5.0000000000   2.0000000000
   359         360       1    2.2500000000      59          12            12       10.4794125260   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       10.5159126741   5.0000000000   2.0000000000
   359         360       1    2.2500000000      59          12            12       10.4976498777   5.0000000000   2.0000000000
   358         360       2    2.2500000000      58          12            12       10.0181623932   5.0000000000   2.0000000000
   359         360       1    2.2500000000      59          12            12       10.3148128698   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       10.1751741257   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       10.2316680947   5.0000000000   2.0000000000
   353         360       7    2.2500000000      53          12             6       10.8750000000   5.0000000000   2.0000000000
   355         360       5    2.2500000000      55          12             6       10.3750000000   5.0000000000   2.0000000000
   356         360       4    2.7500000000      56           6             6       10.7500000000   5.0000000000   1.0000000000
   357         360       3    2.7500000000      57           6             6       10.7369387786   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       10.6413215330   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       10.9729734797   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       10.8750000000   5.0000000000   1.0000000000
   358         360       2    2.7173083769      58           6             6       10.7481781146   5.0000000000   1.0653832463
   351         360       9    2.7500000000      51           6             6       10.7500000000   5.0000000000   1.0000000000
   353         360       7    2.7500000000      53           6             6       10.7500000000   5.0000000000   1.0000000000
   355         360       5    2.7500000000      55           6             6       10.6250000000   5.0000000000   1.0000000000
   356         360       4    2.7500000000      56           6             6       10.6777955686   5.0000000000   1.0000000000
   357         360       3    2.7500000000      57           6             6       10.7500764947   5.0000000000   1.0000000000
   358         360       2    2.7351999569      58           6             6       10.7270786174   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       10.8291953394   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       10.7206899610   5.0000000000   1.0000000000
   358         360       2    2.7428333061      58           6             6       10.7417810948   5.0000000000   1.0000000000
   359         360       1    2.3362725402      59          11            11       10.4017731819   5.0000000000   1.8258700454

 Cut-Off
Remaining   Original
 Term to     Term to                         Cut-Off
  Stated     Stated    Loan       Gross       Months       Rate        Payment          Rate          Initial       Periodic
 Maturity   Maturity    Age      Margin      to Roll   Reset Freq.   Reset Freq.      Ceiling        Rate Cap       Rate Cap
---------   --------   ----   ------------   -------   -----------   -----------   -------------   ------------   ------------
   359         360       1    2.2500000000     119          12            12       10.7500000000   5.0000000000   2.0000000000
   360         360       0    2.2500000000     120          12            12       10.3786146604   5.0000000000   2.0000000000
   360         360       0    2.2500000000     120          12            12       10.4194251979   5.0000000000   2.0000000000
   360         360       0    2.7500000000     120           6             6       11.7500000000   5.0000000000   1.0000000000
   360         360       0    2.7500000000     120           6             6       11.7500000000   5.0000000000   1.0000000000
   358         360       2    2.2500000000      10          12             6        6.8750000000   2.0000000000   2.0000000000
   359         360       1    2.2500000000      11          12             6        6.6913542103   2.0000000000   2.0000000000
   359         360       1    2.2500000000      11          12             6        6.7251992107   2.0000000000   2.0000000000
   360         360       0    2.2500000000      36          12            12       11.6309109875   2.0000000000   2.0000000000
   360         360       0    2.2500000000      36          12            12       11.6309109875   2.0000000000   2.0000000000
   358         360       2    2.2500000000      34          12            12       11.0000000000   2.0000000000   2.0000000000
   358         360       2    2.2500000000      34          12            12       11.0000000000   2.0000000000   2.0000000000
   358         360       2    2.2500000000      34          12            12       11.5000000000   2.0000000000   2.0000000000
   359         360       1    2.2500000000      35          12            12       11.6169706754   2.0000000000   2.0000000000
   360         360       0    2.2500000000      36          12            12       11.5697621726   2.0000000000   2.0000000000
   359         360       1    2.2500000000      35          12            12       11.5831249852   2.0000000000   2.0000000000
   356         360       4    2.7500000000      32           6             6       12.0708461249   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34           6             6       11.9863309022   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6       12.1977384759   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36           6             6       12.3315442701   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36           6             6       12.3308580858   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6       12.2018186599   5.0000000000   1.0000000000
   355         360       5    2.7500000000      31           6             6       11.7228915663   5.0000000000   1.0000000000
   356         360       4    2.7500000000      32           6             6       11.7529846087   5.0000000000   1.0000000000
   357         360       3    2.7500000000      33           6             6       11.7504391279   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34           6             6       11.9899857838   5.0000000000   1.0000000000

   359         360       1    2.7500000000      35           6             6       12.3521625158   5.0000000000   1.0000000000
   360         360       0    2.7427384539      36           6             6       12.2976546610   5.0000000000   1.0000000000
   354         360       6    2.7500000000      30           6             6       11.4788732394   5.0000000000   1.0000000000
   357         360       3    2.7500000000      33           6             6       11.4692874693   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34           6             6       11.8779988497   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6       12.1196758888   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36           6             6       12.2125954595   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36           6             6       12.5000000000   5.0000000000   1.0000000000
   359         360       1    2.7482712547      35           6             6       12.1497546749   5.0000000000   1.0000000000
   360         360       0    2.2500000000      60          12            12       11.2362173569   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       11.2362173569   5.0000000000   2.0000000000
   359         360       1    2.2500000000      59          12            12       11.1764018090   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       11.0454257820   5.0000000000   2.0000000000
   359         360       1    2.2500000000      59          12            12       11.1148541870   5.0000000000   2.0000000000
   359         360       1    2.2500000000      59          12            12       11.1068089085   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       11.1645546590   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       11.1423905985   5.0000000000   2.0000000000
   352         360       8    2.7500000000      52           6             6       11.3750000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       11.1767521203   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       11.5560733935   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       11.8389146568   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       10.8750000000   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       12.1250000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       11.5435386902   5.0000000000   1.0000000000
   356         360       4    2.7500000000      56           6             6       11.1222860792   5.0000000000   1.0000000000
   357         360       3    2.7500000000      57           6             6       11.4493172726   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       11.4862456407   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       11.4437672983   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       11.6663880500   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       11.2145593870   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       11.4135711362   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       11.5048995080   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       11.4554919893   5.0000000000   1.0000000000
   360         360       0    2.2500000000      84          12            12       10.0000000000   5.0000000000   2.0000000000
   360         360       0    2.2500000000      84          12            12       10.0000000000   5.0000000000   2.0000000000

   359         360       1    2.2500000000      83          12            12       11.3750000000   5.0000000000   2.0000000000
   359         360       1    2.2500000000      83          12            12       11.3750000000   5.0000000000   2.0000000000
   359         360       1    2.2500000000      83          12            12       10.6250000000   5.0000000000   2.0000000000
   360         360       0    2.2500000000      84          12            12        9.8750000000   5.0000000000   2.0000000000
   359         360       1    2.2500000000      83          12            12       10.2554347826   5.0000000000   2.0000000000
   358         360       2    2.7500000000      82           6             6       11.6250000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      82           6             6       11.6250000000   5.0000000000   1.0000000000
   359         360       1    2.6903929736      41           7             7       11.8960384251   4.8791480422   1.1168098318

------------------------------------------------------------------------------------------------------------------------------
 Cut-Off
Remaining   Original
 Term to     Term to                         Cut-Off
 Stated      Stated    Loan       Gross       Months       Rate        Payment          Rate          Initial       Periodic
Maturity    Maturity    Age      Margin      to Roll   Reset Freq.   Reset Freq.      Ceiling        Rate Cap       Rate Cap
------------------------------------------------------------------------------------------------------------------------------
   360         360       0    2.2500000000     120          12            12       10.8750000000   5.0000000000   2.0000000000
   360         360       0    2.2500000000     120          12            12       10.8750000000   5.0000000000   2.0000000000
   358         360       2    2.7500000000     118           6             6       11.7500000000   5.0000000000   1.0000000000
   359         360       1    2.7500000000     119           6             6       11.8293807642   5.0000000000   1.0000000000
   360         360       0    2.7500000000     120           6             6       12.8750000000   5.0000000000   1.0000000000
   359         360       1    2.7500000000     119           6             6       11.8906470470   5.0000000000   1.0000000000
   360         360       0    2.7500000000     120           6             6       11.7666666667   5.0000000000   1.0000000000
   359         360       1    2.7500000000     119           6             6       11.9068684017   5.0000000000   1.0000000000
   359         360       1    2.2927256452      11          12             6        6.6688688395   2.0000000000   2.0000000000
   359         360       1    2.2927256452      11          12             6        6.6688688395   2.0000000000   2.0000000000
   360         360       0    2.2500000000      36          12            12       11.8750000000   2.0000000000   2.0000000000
   360         360       0    2.2500000000      36          12            12       11.8750000000   2.0000000000   2.0000000000
   359         360       1    2.2500000000      35          12            12       11.8750000000   2.0000000000   2.0000000000
   360         360       0    2.2500000000      36          12            12       12.1250000000   2.0000000000   2.0000000000
   360         360       0    2.2500000000      36          12            12       12.0164027149   2.0000000000   2.0000000000
   355         360       5    2.7500000000      31           6             6       12.0000000000   5.0000000000   1.0000000000
   356         360       4    2.7500000000      32           6             6       12.2051391568   5.0000000000   1.0000000000
   357         360       3    2.7500000000      33           6             6       12.1294376986   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34           6             6       12.1734265815   5.0000000000   1.0000000000

   359         360       1    2.7464791206      35           6             6       12.2400366700   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36           6             6       12.2987526418   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6       12.1250000000   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6       11.6250000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34           6             6       11.5045109013   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6       11.9477846298   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36           6             6       11.9802039576   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36           6             6       12.6250000000   5.0000000000   1.0000000000
   359         360       1    2.7489781614      35           6             6       12.1547758254   5.0000000000   1.0000000000
   354         360       6    2.7500000000      30           6             6       12.5000000000   5.0000000000   1.0000000000
   355         360       5    2.7500000000      31           6             6       12.2109375000   5.0000000000   1.0000000000
   356         360       4    2.7500000000      32           6             6       11.8977040444   5.0000000000   1.0000000000
   357         360       3    2.7500000000      33           6             6       12.1157636904   5.0000000000   1.0000000000
   358         360       2    2.7609053340      34           6             6       12.2504958153   5.0000000000   1.0000000000
   359         360       1    2.7504806607      35           6             6       12.3460726487   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36           6             6       12.3674023711   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6       12.0000000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34           6             6       11.8750000000   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6       12.1907472417   5.0000000000   1.0000000000
   351         360       9    2.7500000000      27           6             6       11.6250000000   5.0000000000   1.0000000000
   355         360       5    2.7500000000      31           6             6       11.6626447876   5.0000000000   1.0000000000
   356         360       4    2.7500000000      32           6             6       11.8828294353   5.0000000000   1.0000000000
   357         360       3    2.7500000000      33           6             6       11.5588558987   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34           6             6         11.76605871   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6         11.92319115   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36           6             6         12.03538576   5.0000000000   1.0000000000
   355         360       5    2.7500000000      31           6             6       11.2500000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      34           6             6       11.8475147750   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6       12.1371924620   5.0000000000   1.0000000000
   360         360       0    2.7500000000      36           6             6       11.9744092778   5.0000000000   1.0000000000
   359         360       1    2.7500000000      35           6             6       12.3750000000   5.0000000000   1.0000000000
   359         360       1    2.7513119195      35           6             6       12.1389206080   5.0000000000   1.0000000000
   360         360       0    2.2500000000      60          12            12       11.5119142921   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       11.5119142921   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       11.0000000000   5.0000000000   2.0000000000

   360         360       0    2.2500000000      60          12            12       11.0000000000   5.0000000000   2.0000000000
   359         360       1    2.2500000000      59          12            12       11.2184023466   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       11.3006375886   5.0000000000   2.0000000000
   359         360       1    2.2500000000      59          12            12       11.2558470773   5.0000000000   2.0000000000
   359         360       1    2.2500000000      59          12            12       11.5000000000   5.0000000000   2.0000000000
   360         360       0    2.2500000000      60          12            12       11.0000000000   5.0000000000   2.0000000000
   359         360       1    2.2500000000      59          12            12       11.2552049547   5.0000000000   2.0000000000
   353         360       7    2.2500000000      53          12             6       11.6250000000   5.0000000000   2.0000000000
   356         360       4    2.7500000000      56           6             6       11.6250000000   5.0000000000   1.0000000000
   357         360       3    2.7500000000      57           6             6       11.3201599662   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       11.3923734977   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       11.4349772068   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       11.6100628108   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       11.3750000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       11.2500000000   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       11.1092143043   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       10.9638579238   5.0000000000   1.0000000000
   358         360       2    2.7454296098      58           6             6       11.3496918922   5.0000000000   1.0091407804
   351         360       9    2.7500000000      51           6             6       11.6250000000   5.0000000000   1.0000000000
   352         360       8    2.7500000000      52           6             6       11.5548553334   5.0000000000   1.0000000000
   354         360       6    2.7500000000      54           6             6       12.0938743681   5.0000000000   1.0000000000
   355         360       5    2.7500000000      55           6             6       11.8168713515   5.0000000000   1.0000000000
   356         360       4    2.7500000000      56           6             6       11.2964298124   5.0000000000   1.0000000000
   357         360       3    2.7284152229      57           6             6       11.5932914418   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       11.5116680552   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       11.6383319528   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       11.6100786758   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       11.5000000000   5.0000000000   1.0000000000
   357         360       3    2.7500000000      57           6             6       11.6250000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       11.5000000000   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       11.5000000000   5.0000000000   1.0000000000
   355         360       5    2.7500000000      55           6             6       10.7342233010   5.0000000000   1.0000000000
   356         360       4    2.7500000000      56           6             6       10.7500000000   5.0000000000   1.0000000000
   357         360       3    2.7500000000      57           6             6       10.9912009619   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       11.1389776729   5.0000000000   1.0000000000

   359         360       1    2.7500000000      59           6             6       11.3079162862   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       11.3580712679   5.0000000000   1.0000000000
   354         360       6    2.7500000000      54           6             6       10.7500000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      58           6             6       11.0069593148   5.0000000000   1.0000000000
   359         360       1    2.7500000000      59           6             6       11.6644241331   5.0000000000   1.0000000000
   360         360       0    2.7500000000      60           6             6       10.8750000000   5.0000000000   1.0000000000
   359         360       1    2.7485776879      59           6             6       11.4441671255   5.0000000000   1.0000000000
   359         360       1    2.2500000000      83          12            12       11.0000000000   5.0000000000   2.0000000000
   360         360       0    2.2500000000      84          12            12       10.7759087394   5.0000000000   2.0000000000
   360         360       0    2.2500000000      84          12            12       10.8347119224   5.0000000000   2.0000000000
   358         360       2    2.7500000000      82           6             6       12.0000000000   5.0000000000   1.0000000000
   360         360       0    2.7500000000      84           6             6       11.3750000000   5.0000000000   1.0000000000
   359         360       1    2.7500000000      83           6             6       11.5899072798   5.0000000000   1.0000000000
   358         360       2    2.7500000000      82           6             6       10.8750000000   5.0000000000   1.0000000000
   360         360       0    2.7500000000      84           6             6       11.7500000000   5.0000000000   1.0000000000
   356         360       4    2.7500000000      80           6             6       11.3750000000   5.0000000000   1.0000000000
   357         360       3    2.7500000000      81           6             6       11.2500000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      82           6             6       11.4219029755   5.0000000000   1.0000000000
   359         360       1    2.7500000000      83           6             6       11.7500000000   5.0000000000   1.0000000000
   358         360       2    2.7500000000      82           6             6       11.4302121358   5.0000000000   1.0000000000
   359         360       1    2.7421355914      40           6             6       11.9623285623   4.9856232274   1.0169817042

   359         360       1    2.6775735601      42           7             7       11.7047602040   4.9572692906   1.1446927438

    Rate          Prepay            Prepay
    Floor          Term       Penalty Percentage       IO Term
------------   ------------   ------------------   --------------
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.2500000000   0.0000000000      0.0000000000       36.0000000000
2.2500000000   0.0000000000      0.0000000000       36.0000000000
2.2500000000   0.0000000000      0.0000000000       36.0000000000
2.2500000000   0.0000000000      0.0000000000       36.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7423131365   0.0000000000      0.0000000000       70.1524387074

    Rate          Prepay            Prepay
    Floor          Term       Penalty Percentage       IO Term
------------   ------------   ------------------   --------------
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.2500000000   0.0000000000      0.0000000000       60.0000000000
2.2500000000   0.0000000000      0.0000000000       60.0000000000
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.2500000000   0.0000000000      0.0000000000       60.0000000000
2.2500000000   0.0000000000      0.0000000000       60.0000000000
2.2500000000   0.0000000000      0.0000000000       60.0000000000
2.2500000000   0.0000000000      0.0000000000       60.0000000000
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.2500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000        0.0000000000
2.7173083769   0.0000000000      0.0000000000        0.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7351999569   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7500000000   0.0000000000      0.0000000000      120.0000000000
2.7428333061   0.0000000000      0.0000000000      120.0000000000
2.3362725402   0.0000000000      0.0000000000       44.2999758562

    Rate           Prepay            Prepay
    Floor           Term       Penalty Percentage       IO Term
------------   -------------   ------------------   --------------
2.2500000000    0.0000000000       0.0000000000     120.0000000000
2.2500000000    0.0000000000       0.0000000000     120.0000000000
2.2500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000    2.6160603541       7.2668343171       0.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000

2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7427384539    0.0000000000       0.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   42.0000000000     100.0000000000     120.0000000000
2.7482712547    9.2614365881      25.6892352248     120.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000      60.0000000000
2.2500000000    0.0000000000       0.0000000000      60.0000000000
2.2500000000    0.0000000000       0.0000000000      60.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000    4.2855732039      11.9043700110       0.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   11.5176039283      31.9933442453     120.0000000000
2.2500000000    0.0000000000       0.0000000000      84.0000000000
2.2500000000    0.0000000000       0.0000000000      84.0000000000

2.2500000000   0.0000000000         0.0000000000     0.0000000000
2.2500000000   0.0000000000         0.0000000000     0.0000000000
2.2500000000   0.0000000000         0.0000000000    84.0000000000
2.2500000000   0.0000000000         0.0000000000    84.0000000000
2.2500000000   0.0000000000         0.0000000000    84.0000000000
2.7500000000   0.0000000000         0.0000000000   120.0000000000
2.7500000000   0.0000000000         0.0000000000   120.0000000000
2.6903929736   7.8626469930        21.8149731853    99.7400999191

Rate               Prepay            Prepay
Floor               Term       Penalty Percentage       IO Term
------------   -------------   ------------------   --------------
2.2500000000    0.0000000000       0.0000000000     120.0000000000
2.2500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.8750000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7577768230   25.2291676897      70.0810213602     120.0000000000
2.2927256452    0.0000000000       0.0000000000       0.0000000000
2.2927256452    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.2500000000    0.0000000000       0.0000000000      36.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000

2.7464791206    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000   12.0000000000     100.0000000000       0.0000000000
2.7500000000   24.0000000000     100.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000   42.0000000000     100.0000000000       0.0000000000
2.7489781614    7.9448116125      22.1693781261       0.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7609053340    0.0000000000       0.0000000000     120.0000000000
2.7504806607    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000   12.0000000000     100.0000000000     120.0000000000
2.7500000000   30.0000000000     100.0000000000     120.0000000000
2.7500000000   30.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   42.0000000000     100.0000000000     120.0000000000
2.7500000000   42.0000000000     100.0000000000     120.0000000000
2.7500000000   42.0000000000     100.0000000000     120.0000000000
2.7500000000   42.0000000000     100.0000000000     120.0000000000
2.7500000000   60.0000000000     100.0000000000     120.0000000000
2.7513119195   16.5423942448      45.7306327089     120.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000      60.0000000000

2.2500000000    0.0000000000       0.0000000000      60.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.2500000000    0.0000000000       0.0000000000      60.0000000000
2.2500000000    0.0000000000       0.0000000000      60.0000000000
2.2500000000    0.0000000000       0.0000000000      60.0000000000
2.2500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000       0.0000000000
2.7500000000   12.0000000000     100.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7454296098    6.9607787603      20.1302993587       0.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7284152229    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000   12.0000000000     100.0000000000     120.0000000000
2.7500000000   30.0000000000     100.0000000000     120.0000000000
2.7500000000   30.0000000000     100.0000000000     120.0000000000
2.7500000000   30.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000

2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   42.0000000000     100.0000000000     120.0000000000
2.7500000000   42.0000000000     100.0000000000     120.0000000000
2.7500000000   42.0000000000     100.0000000000     120.0000000000
2.7500000000   42.0000000000     100.0000000000     120.0000000000
2.7485776879   15.8245852987      44.0540192145     120.0000000000
2.2500000000    0.0000000000       0.0000000000      84.0000000000
2.2500000000    0.0000000000       0.0000000000      84.0000000000
2.2500000000    0.0000000000       0.0000000000      84.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000   36.0000000000     100.0000000000       0.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000    0.0000000000       0.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   36.0000000000     100.0000000000     120.0000000000
2.7500000000   29.3168951030      81.4358197305     120.0000000000
2.7421654184   14.5569130177      40.3644504440      95.1064072954

2.6775890202    9.5352555078      26.4432945511      87.2958731926